Exhibit 99.1


TOM E. ROESSER                      3241-0
KATHERINE G. LEONARD                5576-0
CARLSMITH BALL LLP
Pacific Tower, Suite 2200
1001 Bishop Street
Honolulu, Hawaii 96813
Tel No. 808.523.2500
Fax No. 808.523.0842
troesser@carlsmith.com; kleonard@carlsmith.com

BRUCE BENNETT (Admitted Pro Hac Vice)
SIDNEY P. LEVINSON (Admitted Pro Hac Vice)
JOSHUA D. MORSE (Admitted Pro Hac Vice)
JOHN L. JONES, II (Admitted Pro Hac Vice)
HENNIGAN, BENNETT & DORMAN LLP
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Tel. No. 213.694.1200
Fax No. 213.694.1234
bennettb@hbdlawyers.com; levinsons@hbdlawyers.com;
morsej@hbdlawyers.com; jonesj@hbdlawyers.com

Counsel for Joshua Gotbaum
Chapter 11 Trustee for Hawaiian Airlines, Inc.

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF HAWAII

In re                                                      | CASE NO. 03-00817

HAWAIIAN AIRLINES, INC., a                                 | (Chapter 11)
Hawaii corporation,                                        |
                                                           |
                  Debtor.                                  |
------------------------------------------------------------



               HAWAIIAN AIRLINES, INC., MONTHLY OPERATING REPORT
             FOR THE PERIOD AUGUST 1, 2003 THROUGH AUGUST 31, 2003

     Joshua Gotbaum, the Chapter 11 Trustee (the "Trustee") of Hawaiian

Airlines, Inc., the Debtor in the above-captioned bankruptcy case (the

"Debtor") by and through his undersigned counsel, hereby submits the Monthly

Operating Report, pursuant ot the United States Trustee's Operating and

Reporting Requirements for Chapter 11 Cases, (the "Report"). Copies of the

Report have been delivered to the Office of the United States Trustee and to counsel for the Creditors' Committee.

     The undersigned counsel certifies that counsel has reviewed the monthly operating report and that it has been prepared in compliance with L. R.

2015-7.

     DATED: Honolulu, Hawaii, September 19, 2003.

                                         /s/ Tom E. Roesser
                                         -----------------------------
                                         CARLSMITH BALL LLP
                                         TOM E. ROESSER
                                         KATHERINE G. LEONARD

                                         HENNIGAN, BENNETT & DORMAN LLP
                                         BRUCE BENNETT
                                         SIDNEY P. LEVINSON
                                         JOSHUA D. MORSE
                                         JOHN L. JONES, II

                                         Counsel for JOSHUA GOTBAUM,
                                         CHAPTER 11 TRUSTEE FOR HAWAIIAN
                                         AIRLINES, INC.





                                      2.

                                      3.

                            HAWAIIAN AIRLINES, INC.

                                  AUGUST 2003

                            STATEMENT OF OPERATIONS

                                                                     9/19/2003

                                              HAWAIIAN AIRLINES, INC.
                                        Condensed Balance Sheet (Unaudited)

(Actual amounts in thousands)                                          August 31,              December 31,
                                                                          2003                     2002
                                                                       ---------------         ---------------
ASSETS
Current Assets:
  Cash and cash equivalents.................................           $      83,187           $    71,907
  Restricted cash...........................................                  56,638                23,202
  Accounts receivable.......................................                  40,720                28,093
  Inventories...............................................                   5,378                 4,408
  Prepaid expenses and other................................                  25,981                14,104
                                                                       --------------          ---------------
    Total current assets....................................                 211,904               141,714
                                                                       --------------          ---------------
Noncurrent Assets:
  Property and equipment, less accumulated depreciation.....                  44,254                45,685
  Reorganization value in excess of identifiable assets.....                  28,320                28,320
  Other assets..............................................                  39,239                41,277
                                                                       --------------          ---------------
    Total noncurrent assets.................................                 111,813               115,282
                                                                       --------------          ---------------
      Total Assets..........................................           $     323,717           $   256,996
                                                                       ==============          ===============

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Current portion of long-term debt.........................           $          -            $     2,153
  Current capital lease obligation..........................                       -                 1,096
  Accounts payable..........................................                  44,298                79,682
  Accrued liabilities.......................................                  45,562                61,780
  Air traffic liability.....................................                 113,655               109,974
                                                                       --------------          ---------------
    Total current liabilities...............................                 203,515               254,685
                                                                       --------------          ---------------

Noncurrent Liabilities:
  Long-term debt............................................                       -                   883
  Noncurrent capital lease obligation.......................                       -                 2,358
  Other liabilities and deferred credits....................                 147,108               140,850
                                                                       --------------          ---------------
    Total noncurrent liabilities............................                 147,108               144,091
                                                                       --------------          ---------------

    Total Liabilities.......................................                 350,623               398,776
                                                                       --------------          ---------------

Liabilities Subject to Compromise...........................                  72,884                     -
                                                                       --------------          ---------------

Shareholders' Deficit:
  Common and special preferred stock........................                     285                   284
  Capital in excess of par value............................                  60,077                59,935
  Notes receivable from optionholders.......................                  (1,560)               (1,560)
  Minimum pension liability adjustment......................                 (96,063)              (96,063)
  Unrealized gain/(loss) on hedge instruments...............                       -                 1,889
  Accumulated deficit.......................................                 (62,529)             (106,265)
                                                                       --------------          ---------------
   Shareholders' Deficit....................................                 (99,790)             (141,780)
                                                                       --------------          ---------------

    Total Liabilities and Shareholders' Deficit.............               $ 323,717             $ 256,996
                                                                       ==============          ===============

****

                                                                              HAWAIIAN AIRLINES, INC.
                                                                   Condensed Statement of Operations (Unaudited)
HAWAIIAN
AIRLINES
(Actual amounts in thousands)                                       ONE MONTH ENDED           EIGHT MONTHS ENDED
                                                                      August 31,                  August 31,
                                                                    -------------------       --------------------
                                                                         2003                        2003
                                                                    -------------------       --------------------


Operating Revenues:
  Passenger.................................................         $   67,749               $      415,632
  Charter...................................................                544                       19,439
  Cargo.....................................................              2,596                       18,220
  Other.....................................................              2,726                       15,662
                                                                    -------------------       --------------------
   Total....................................................             73,615                      468,953
                                                                    -------------------       --------------------
Operating Expenses:
  Wages and benefits.......................................              17,264                      142,696
  Aircraft fuel, including taxes and oil...................               8,566                      64,534
  Maintenance materials and repairs........................               3,843                      34,008
  Aircraft rent............................................               6,224                      72,053
  Other rental and landing fees............................               2,232                      16,739
  Sales commissions........................................                 398                       2,938
  Depreciation and amortization............................                 580                       4,739
  Special credit (Emergency Wartime Act)...................                   -                     (17,497)
  Other....................................................              12,090                      95,645
                                                                    -------------------       --------------------
                                                                         51,197                     415,855
                                                                    -------------------       --------------------

Operating Income (Loss)....................................              22,418                      53,098
                                                                    -------------------       --------------------
Nonoperating Income (Expense):
  Reorganization items, net................................              (2,177)                     (9,559)
  Interest and amortization of debt expense................                 (26)                       (323)
  Interest income..........................................                   -                         234
  Gain (loss) on disposition of equipment..................                   -                         (11)
  Other, net...............................................                  55                         296
                                                                    -------------------       --------------------
   Total...................................................              (2,148)                     (9,363)
                                                                    -------------------       --------------------
Income (Loss) Before Taxes.................................              20,270                      43,735

Income Taxes:
  Income tax expense.......................................                   -                           -
                                                                    -------------------       --------------------
Net Income (Loss)..........................................          $   20,270                    $ 43,735
                                                                     ==================       ====================

                           HAWAIIAN AIRLINES, INC.
                Condensed Statement of Cash Flows (Unaudited)



(Actual amounts in thousands)

                                                                                  ONE MONTH                   EIGHT MONTHS
                                                                                    ENDED                         ENDED
                                                                                  AUGUST 31,                   AUGUST 31,
                                                                                    2003                          2003
                                                                                 -----------------        --------------------

Cash Flows From Operating Activities:
  Net Income...............................................                      $    20,270                 $    43,735
  Adjustments to reconcile net income to net cash
    used in operating activities:
    Depreciation...........................................                              533                       4,360
    Amortization...........................................                                47                        379
    Net periodic postretirement benefit cost...............                               214                      1,712
    Loss on disposition of property and equipment..........                                 -                         11
    Increase in restricted cash............................                            (2,849)                   (33,436)
    Increase in accounts receivable........................                            (2,709)                   (12,627)
    Decrease (increase) in inventory.......................                               223                       (970)
    Increase in prepaid expenses and other.................                            (5,066)                   (13,765)
    Increase in accounts payable...........................                             5,148                     12,125
    Increase (decrease) in air traffic liability...........                            (9,699)                     3,681
    Increase (decrease) in accrued liabilities.............                            (1,019)                     3,665
    Other, net.............................................                             6,073                     17,400
                                                                                 -----------------        --------------------
      Net cash provided by operating activities............                            11,166                     26,270
                                                                                 -----------------        --------------------
Reorganization Items, Net..................................                            (2,177)                    (9,559)
                                                                                 -----------------        --------------------

Cash Flows From Investing Activities:
  Purchases of property and equipment......................                               (62)                    (3,331)
  Net proceeds from disposition of property and equipment..                                 -                         12
                                                                                 -----------------        --------------------
      Net cash used in investing activities................                               (62)                    (3,319)
                                                                                 -----------------        --------------------
Cash Flows From Financing Activities:
  Repayment of debt........................................                               (15)                    (1,496)
  Principal payments under capital lease obligation........                               (92)                      (616)
                                                                                 -----------------        --------------------
      Net cash used in financing activities................                              (107)                    (2,112)
                                                                                 -----------------        --------------------
      Net increase in cash and cash equivalents............                             8,820                     11,280
                                                                                 -----------------        --------------------

Cash and Cash Equivalents - Beginning of Period............                            74,367                     71,907
                                                                                 -----------------        --------------------
Cash and Cash Equivalents - End of Period..................                      $     83,187                $    83,187
                                                                                 =================        =====================


                            HAWAIIAN AIRLINES, INC.
                Traffic Statistics (Scheduled and Charter)

                                                                August
                                                                 2003
                                                                 ----

SCHEDULED TOTAL

                         PAX                                       550,865
                         RPMS                                  567,293,993
                         ASMS                                  644,696,906
                         LF                                          88.0%

CHARTER

                         PAX                                         2,974
                         RPMS                                    7,259,141
                         ASMS                                    8,122,150
                         LF                                          89.4%

SYSTEM TOTAL (SCHEDULED AND CHARTER)

               REV PAX                                             553,839
               RPMS (000)                                          574,553
               ASMS (000)                                          652,819
               CARGO/MAIL TON MI                                 6,998,018
               LOAD FACTOR (%)                                       88.0%

HAWAIIAN AIRLINES, INC.
ACCOUNTS RECEIVABLES SUMMARY (Unaudited)
FOR THE MONTH ENDING AUGUST 31, 2003

------------------------------------------------------------------------------------------------------------
                                                                            TOTAL
CATEGORY                             ACCOUNT TYPE                            DUE              CURRENT
------------------------------------------------------------------------------------------------------------
PASSENGER & FREIGHT                  FEDERAL GOVERMENT              (1)         475,540.88        223,215.58
                                     COMMERCIAL                     (2)       3,813,955.07      3,279,969.99
                                     FREIGHT COLLECTS                            56,553.11         16,800.93
                                     UATP RECEIVABLE                            414,244.65        361,791.86
                                     STATE GOVERNMENT               (3)         214,247.15        134,091.26
                                     AGENCY ACCOUNTS                (4)       9,328,780.91      2,016,359.34
                                     HAWAIIANMILES                            2,379,573.37      2,067,592.38
                                     AGENCY AREA SETTLEMENT         (5)       3,933,311.75      3,933,311.75
                                     HAL CREDIT CARDS               (6)           4,385.22             61.33
                                     CREDIT CARD COMPANIES*         (7)       5,983,155.55      5,983,155.55
                                                                        -------------------------------------
                                                                             26,603,747.66     18,016,349.97
                                                                        -------------------------------------

INTERLINE                                                           (8)       8,980,347.42      8,001,856.39

MAIL                                                                (9)         192,348.60        192,348.60

GROUND & IN-FLIGHT SERVICES                                        (10)       1,295,046.17        165,015.07

OTHER A/R                                                          (11)       3,424,177.91      3,337,525.48

OTHER ASSETS                                                       (12)       1,964,444.33      1,303,424.63
                                                                        -------------------------------------
  A/R SUBTOTAL                                                               42,460,112.09     31,016,520.14

  LESS: RESERVE                                                              (1,739,965.91)             0.00
                                                                      -------------------------------------
  TOTAL ACCOUNTS RECEIVABLES                                                 40,720,146.18     31,016,520.14
                                                                      =====================================
  PERCENTAGES                                                                         100%           76.170%
                                                                      =====================================



---------------------------------------------------------------------------------------------------------------------------
                                                                            OVER 30            OVER 60            OVER 90
CATEGORY                             ACCOUNT TYPE                            DAYS                DAYS              DAYS
----------------------------------------------------------------------------------------------------------------------------
PASSENGER & FREIGHT                  FEDERAL GOVERMENT              (1)           43,614.00            (142.00)        208,853.30
                                     COMMERCIAL                     (2)          512,656.21           28,056.71        (6,727.84)
                                     FREIGHT COLLECTS                                924.12            1,674.49         37,153.57
                                     UATP RECEIVABLE                               1,194.15            1,589.79         49,668.85
                                     STATE GOVERNMENT               (3)           30,585.80           14,211.76         35,358.33
                                     AGENCY ACCOUNTS                (4)        1,227,068.43          498,908.11      5,586,445.03
                                     HAWAIIANMILES                               228,545.43           68,707.44         14,728.12
                                     AGENCY AREA SETTLEMENT         (5)                0.00                0.00              0.00
                                     HAL CREDIT CARDS               (6)               51.38               37.47          4,235.04
                                     CREDIT CARD COMPANIES*         (7)                0.00                0.00            (0.00)
                                                                        ---------------------------------------------------------
                                                                               2,044,639.52          613,043.77      5,929,714.40
                                                                        ---------------------------------------------------------
INTERLINE                                                           (8)          978,491.03                0.00              0.00

MAIL                                                                (9)                0.00                0.00              0.00

GROUND & IN-FLIGHT SERVICES                                        (10)          198,783.07           79,241.40        852,006.63

OTHER A/R                                                          (11)            6,736.40            7,825.20         72,090.83

OTHER ASSETS                                                       (12)          417,767.24           11,255.34        231,997.12
                                                                      ---------------------------------------------------------
  A/R SUBTOTAL                                                                 3,646,417.26          711,365.71      7,085,808.98

  LESS: RESERVE                                                                        0.00                0.00    (1,739,965.91)
                                                                      ---------------------------------------------------------

  TOTAL ACCOUNTS RECEIVABLES                                                   3,646,417.26          711,365.71      5,345,843.07
                                                                      =========================================================
  PERCENTAGES                                                                        8.950%              1.750(%)         13.130%
                                                                      =========================================================

                               PAGE NO. 1 of 2

HAWAIIAN AIRLINES, INC.
ACCOUNTS RECEIVABLES SUMMARY (Unaudited)
FOR THE MONTH ENDING AUGUST 31, 2003

NOTES:
(1) MILITARY ACCOUNTS INCLUDING CRAF CHARTER
(2) CORPORATE AND FREIGHT ACCOUNTS
(3) STATE OF HAWAII
(4) SALES AND ACTIVITY (EG. DEBIT MEMOS) DIRECTLY BILLABLE TO TRAVEL AGENCIES AND WHOLESALERS NOT SUBJECT TO AREA SETTLEMENT
(5) ARC AND BSP
(6) SALES ON COMPANY CREDIT CARD
(7) CREDIT CARD SALES AND ACTIVITY INCLUDING AMEX, VISA, MC, DINERS CLUB AND UATP, NET OF $49.4 MILLION IN CREDIT CARD HOLDBCKS AS OF AUGUST 31, 2003
(8) PRIMARILY ACTIVITY FOR IATA AND ACH
(9) MAIL DELIVERY
(10) PRIMARILY GROUND AND INFLIGHT SERVICES FOR OTHER AIRLINES
(11) PRIMARILY CLEARING, DEPOSITS RECEIVED FOR GROUP TRAVEL, AND BSP ACCOUNTS
(12) MISCELLANEOUS RECEIVABLES

*SEE DETAIL PROVIDED

                               PAGE NO. 2 OF 2

HAWAIIAN AIRLINES, INC.                                                      i
CREDIT CARD RECEIVABLES AGING (Unaudited)
AUGUST 31, 2003

      CUSTOMER ID      NAME OF CUSTOMER ACCOUNT       BALANCES               CURRENT               30 DAYS     60 DAYS    90+ DAYS
      260996149      BSP CANADA VISA CARD             45,132.86              45,132.86                  -            -           -
      260996173      BSP CANADA MASTERCARD           (15,926.88)            (15,926.88)
      260996211      DINERS CLUB                     190,540.86             190,540.86
      260996238      AMERICAN EXPRESS              2,622,175.08           2,622,175.08
      260996246      JCB CREDIT CARD                      43.56                  43.56
      260996254      NOVUS/DISCOVER CARD             166,950.34             166,950.34
      260996262      US BANK                       2,974,239.73           2,974,239.73
                                                   -------------------------------------------------------------------------------
TOTAL CREDIT CARDS ACCOUNTS                        5,983,155.55           5,983,155.55                  -            -           -
                                                   ===============================================================================

Note: Balances above are net of any required holdback.



HAWAIIAN AIRLINES, INC.
AGENCY RECEIVABLES AGING (Unaudited)
August 31, 2003

CUSTOMER ID                          NAME OF CUSTOMER ACCOUNT                 BALANCES           CURRENT
         490000005            CONTINENTAL AIRLINES - AWARDS                    143,500.00                 -
         490002601            PANDA TRAVEL-HOTTRIPS                            965,196.57                 -
         490002602            PANDA TRAVEL-VOUCHER SALES                     3,208,509.36                 -
         490002603            PANDA ASSOCIATE TRAVEL- II E-TICKET              791,287.72        212,653.00
         490002605            PANDA ASSOCIATE TRAVEL LL - TP E-TICKETS       1,972,131.70        302,463.51
         490002651            VACATIONS HAWAII                                 237,307.25                 -
         490003913            PERILLO/JOE FUSCO                                 29,788.00         29,788.00
         490005649            TAUCK TOURS                                      152,115.30         50,392.27
         490005690            ALOHA 7 - E-TICKETS                                 (350.05)                -
         490009407            ALOHA 7 TRAVEL                                     1,260.00                 -
         490009408            JALPAK                                           (99,909.30)       (99,909.30)
         490009431            DISCOVERY ALOHA INC                               31,290.05                 -
         490009695            HAWAIIAN ARRANGEMENT                             329,685.75        236,360.00
         490009950            SUN ISLANDS HAWAII                                23,362.50                 -
         490712906            JTB HAWAII INC                                    28,302.36        116,264.01
         490724740            THE TOUR SHOP                                    295,318.64        123,571.00
         490809336            PLEASANT HAWAIIAN HOLIDAY                        860,616.00        860,616.00
                                                                           ------------------------------------
                                                             SUB TOTALS      8,969,411.85      1,832,198.49

                              OTHER AGENCIES                                   359,369.06        184,160.85
                                                                           ------------------------------------
TOTAL AGENCY RECEIVABLES                                                     9,328,780.91      2,016,359.34
                                                                           ====================================



(Table Continued)


CUSTOMER ID                           NAME OF CUSTOMER ACCOUNT                     30 DAYS           60 DAYS          90+ DAYS
         490000005            CONTINENTAL AIRLINES - AWARDS                               -                -         143,500.00
         490002601            PANDA TRAVEL-HOTTRIPS                                       -         1,732.90         963,463.67
         490002602            PANDA TRAVEL-VOUCHER SALES                                  -                -       3,208,509.36
         490002603            PANDA ASSOCIATE TRAVEL- II E- TICKET               176,673.00        95,847.00         306,114.72
         490002605            PANDA ASSOCIATE TRAVEL LL - TP E-TICKETS           642,092.06       342,837.76         684,738.37
         490002651            VACATIONS HAWAII                                            -                -         237,307.25
         490003913            PERILLO/JOE FUSCO                                           -                -                  -
         490005649            TAUCK TOURS                                         95,431.51         6,443.00            (151.48)
         490005690            ALOHA 7 - E-TICKETS                                   (350.05)               -                  -
         490009407            ALOHA 7 TRAVEL                                       1,260.00                -                  -
         490009408            JALPAK                                               2,520.00                -                  -
         490009431            DISCOVERY ALOHA INC                                  1,890.00                -          29,400.05
         490009695            HAWAIIAN ARRANGEMENT                                93,325.75                -                  -
         490009950            SUN ISLANDS HAWAII                                   3,675.00                -          19,687.50
         490712906            JTB HAWAII INC                                              -                -                  -
         490724740            THE TOUR SHOP                                      134,773.64        36,974.00                  -
         490809336            PLEASANT HAWAIIAN HOLIDAY                                   -                -                  -
                                                                             ----------------------------------------------------
                                                            SUB TOTALS         1,151,290.91       483,834.66       5,592,569.44

                              OTHER AGENCIES
                                                                                  75,777.52        15,073.45          (6,124.41)
                                                                             ----------------------------------------------------
TOTAL AGENCY RECEIVABLES                                                       1,227,068.43       498,908.11       5,586,445.03
                                                                             ====================================================




Hawaiian Airlines, Inc.
Post-Petition Trade Payables Aging Summary (Unaudited)
August 31, 2003

Business Unit            Description              Total              0-29          30-59             60-89               90+
CLMS                  Claims                        9,700.96          9,700.96           -                  -                  -
EMP                   Employee (1)                  5,174.25            114.25    5,060.00                  -                  -
HWN                   Trade Payables              558,146.83      1,428,977.53    4,837.03       (791,201.48)        (84,466.25)
PR                    Payroll Vendors              82,277.78         82,277.78           -                  -                  -
REV                   Revenue                     365,448.70        (1,379.04)      259.96               5.84         366,561.94
                                                -------------     ---------------------------------------------------------------
                                                1,020,748.52      1,519,691.48   10,156.99       (791,195.64)         282,095.69
                                                =============     ===============================================================

(1) Detail available upon request.



-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]    HAWAIIAN                                   Hawaiian Airlines, Inc.                             Page No.                1
[OMITTED] AIRLINES                             Payables Aging by Vendor - Summary                        Run Date       09/09/2003
Report ID:  HAL-D013                                  Aged as of August 31, 2003                         Run Time       6:55:30 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  CLMS                                                         I N V O I C E  A M O U N T S
                                                      Nbr of
    Vendor Name                      Vendor ID         Invcs             Total             0-29      30-59       60-89     90 +
    -----------                      ---------         -----             -----             ----      -----       -----     ----
    ARTES DEBBIE                    0000007971             1          2,388.65         2,388.65       0.00        0.00     0.00
    AYOTTE HEATHER                  0000007972             1            456.15           456.15       0.00        0.00     0.00
    BARKER SHARLA                   0000007984             1             66.60            66.60       0.00        0.00     0.00
    CHISHOLM TODD                   0000007973             1          1,436.77         1,436.77       0.00        0.00     0.00
    COFFEY GLENDA                   0000007983             1             50.99            50.99       0.00        0.00     0.00
    DAVIS KRISTI                    0000007974             1            126.92           126.92       0.00        0.00     0.00
    DEFELICE THOMAS                 0000007975             1            163.66           163.66       0.00        0.00     0.00
    HELFEND YVETTE                  0000007985             1             60.00            60.00       0.00        0.00     0.00
    HOLLY VIRGINIA                  0000007976             1            859.50           859.50       0.00        0.00     0.00
    HUGHES MAUREN                   0000007977             1             60.00            60.00       0.00        0.00     0.00
    HYMAN ELLEN                     0000007986             1             51.66            51.66       0.00        0.00     0.00
    JENKINS STACY                   0000007945             1             90.00            90.00       0.00        0.00     0.00
    JOHNSTON NOELLE                 0000007987             1            161.99           161.99       0.00        0.00     0.00
    KOBLIN PEGGY                    0000007988             1             43.00            43.00       0.00        0.00     0.00
    MATCHETT CHISHOLM PEGGY         0000007978             1          1,286.85         1,286.85       0.00        0.00     0.00
    MATSUBA GLORIA                  0000007979             1            290.00           290.00       0.00        0.00     0.00
    MATSUDA DEAN                    0000007989             1             10.00            10.00       0.00        0.00     0.00
    MCCARTY LINDA                   0000007991             1             28.62            28.62       0.00        0.00     0.00
    MIRSKY STEVEN                   0000007980             1            166.51           166.51       0.00        0.00     0.00
    PETITFILS LOUIS                 0000007990             1            131.04           131.04       0.00        0.00     0.00
    RANDALL TIMOTHY                 0000007992             1             20.00            20.00       0.00        0.00     0.00
    ROSS DENISE                     0000007993             1             90.00            90.00       0.00        0.00     0.00
    SAHAGUN ELENA                   0000007981             1            253.05           253.05       0.00        0.00     0.00
    SAITO EVELYN                    0000007994             1            152.10           152.10       0.00        0.00     0.00
    TSANG SAU                       0000007995             1             60.00            60.00       0.00        0.00     0.00
    UELE ALIITASI                   0000007982             1          1,097.10         1,097.10       0.00        0.00     0.00
    WAIALAE CONRAD                  0000007996             1             45.00            45.00       0.00        0.00     0.00
    WILLIS NADINE                   0000007997             1             54.80            54.80       0.00        0.00     0.00
         Business Unit Total                              28          9,700.96         9,700.96       0.00        0.00     0.00


                                                                                                               Database:  EPPROD

-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]    HAWAIIAN                                   Hawaiian Airlines, Inc.                             Page No.                1
[OMITTED] AIRLINES                             Payables Aging by Vendor - Summary                        Run Date       09/09/2003
Report ID:  HAL-D013                                  Aged as of August 31, 2003                         Run Time       6:55:30 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                     I N V O I C E  A M O U N T S

                                                        Nbr of
Vendor Name                              Vendor ID       Invcs          Total         0-29        30-59        60-89        90 +
-----------                              ---------       -----          -----         ----        -----        -----        ----
A AND P CLEANERS                         0000000169        22        2,404.63     2,404.63         0.00         0.00        0.00
A1 REFRIGERATION & AIR CONDITIONING      0000006029         2          619.11       619.11         0.00         0.00        0.00
AAXICO SALES INC                         0000000099         1        1,829.25     1,829.25         0.00         0.00        0.00
ABCO INTERNATIONAL                       0000001039         1          148.50       148.50         0.00         0.00        0.00
ACCUFLEET INTERNATIONAL INC              0000001040         2        6,530.30     6,530.30         0.00         0.00        0.00
ADDRESSOGRAPH BARTIZAN LLC               0000007017         2          -55.60         0.00       -55.60         0.00        0.00
AEROLITE MAX BUCHER AG                   0000006960         1          385.00       385.00         0.00         0.00        0.00
AEROSPACE DISTRIBUTORS INC               0000000135         1        3,200.00     3,200.00         0.00         0.00        0.00
AIR SPARES INC                           0000000281         1          695.00       695.00         0.00         0.00        0.00
AIRCRAFT BRAKING SYSTEMS                 0000001068         1       -2,004.00    -2,004.00         0.00         0.00        0.00
AIRCRAFT SERVICE INTERNATIONAL INC       0000000286         8       23,281.04    23,281.04         0.00         0.00        0.00
AIRPORT GROUP INTERNATIONAL INC          0000001078        11       -9,911.67     5,506 36   -15,418.03         0.00        0.00
ALA MOANA HOTEL                          0000000145         3       20,767.94    20,767.94         0.00         0.00        0.00
ALASKA COMMUNICATIONS SYSTEMS            0000005719         1           50.71       50.71          0.00         0.00        0.00
ALLIANCE COATINGS INC                    0000007600         3          888.16      888.16          0.00         0.00        0.00
ALLIED AVIATION SERVICES INC             0000006836         3        6,899.52    6,899.52          0.00         0.00        0.00
ALLIED MACHINERY CORP                    0000000150         3          397.22      397.22          0.00         0.00        0.00
ALOHA TAP & DIE INC                      0000000232         3          308.96      308.96          0.00         0.00        0.00
AMERICAN CASTING & MFG CORP              0000000147         1          360.00      360.00          0.00         0.00        0.00
AMERICAN RESTAURANT SUPPLY OF HAWAII     0000001103         3          -61.50      -61.50          0.00         0.00        0.00
AMERICAN SAMOA GOVERNMENT                0000001132         9       31,066.00   10,066.00     21,000.00         0.00        0.00
AMERICAN SOCIETY OF COMPOSERS            0000002436         2        2,047.74    2,047.74          0.00         0.00        0.00
AMERICAN TIRE CO                         0000000142         1          813.22      813.22          0.00         0.00        0.00
ANCHORAGE MARRIOTT DOWNTOWN              0000005801         1          350.28      350.28          0.00         0.00        0.00
ANSETT WORLDWIDE                         0000006044         1          977.53      977.53          0.00         0.00        0.00
APPLIED GRAPHICS INC                     0000004998        10          549.98      549.98          0.00         0.00        0.00
ARAMARK UNIFORM SERVICES INC             0000001122         1           79.98       79.98          0.00         0.00        0.00
ARROWHEAD MOUNTAIN SPRING WATER          0000001045         1           36.10       36.10          0.00         0.00        0.00
ARTEX AIRCRAFT SUPPLIES INC              0000007618         2            0.00        0.00          0.00         0.00        0.00
AT&T                                     0000001139         8          587.46      587.46          0.00         0.00        0.00
AT&T WIRELESS SERVICES                   0000001142         1           19.36       19.36          0.00         0.00        0.00
AUTOMOTIVE PARTS DISTRIBUTOR INC         0000003679         2            0.00        0.00          0.00         0.00        0.00

                                                                                                        Database:  EPPROD


-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]    HAWAIIAN                                   Hawaiian Airlines, Inc.                             Page No.                2
[OMITTED] AIRLINES                             Payables Aging by Vendor - Summary                        Run Date       09/09/2003
Report ID:  HAL-D013                                  Aged as of August 31, 2003                         Run Time       6:55:30 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                I N V O I C E  A M O U N T S
                                                         Nbr of
Vendor Name                                Vendor ID      Invcs          Total        0-29      30-59        60-89        90 +
-----------                                ---------      -----          -----        ----      -----        -----        ----
AUTOMOTIVE SUPPLY CENTER LTD              0000000146       1                 4.77        4.77       0.00         0.00        0.00
AV OX INC                                 0000000130       2                30.00       30.00       0.00         0.00        0.00
AVAYA INC                                 0000005700       2               333.21      333.21       0.00         0.00        0.00
AV-EX AVIATION EXCELLENCE                 0000003650       3             2,208.15    2,208.15       0.00         0.00        0.00
AVIALL INC                                0000000165       1               -30.25      -30.25       0.00         0.00        0.00
AVID AIRLINE PRODUCTS                     0000000162       7          6  7,721.00   63,770.00       0.00     3,776.00      175.00
AVION GRAPHICS INC                        0000000123       1               223.50        0.00     223.50         0.00        0.00
AVIOSUPPORT INC                           0000000837       2             4,141.00    4,141.00       0.00         0.00        0.00
AWIWI DELIVERY SERVICE                    0000000125       1             5,200.54    5,200.54       0.00         0.00        0.00
BAGGAGE EXPRESS                           0000001909       1               754.73      754.73       0.00         0.00        0.00
BARRY (CONTROLS AEROSPACE                 0000001159       2                 0.00        0.00       0.00         0.00        0.00
BETTER BRANDS LTD                         0000000296       1             3,875.00    3,875.00       0.00         0.00        0.00
BIG ISLAND AUTO PARTS INC                 0000000295       6                72.92       72.92       0.00         0.00        0.00
BLUE SKY INDUSTRIES                       0000002374       1             3,500.00    3,500.00       0.00         0.00        0.00
BONAIR LINEN                              0000006019       1               241.75      241.75       0.00         0.00        0.00
BREWER ENVIRONMENTAL INDUSTRIES LLC       0000000267       1                70.83       70.83       0.00         0.00        0.00
BRICE MANUFACTURING CO INC                0000000274       3               688.82        0.00       0.00       -10.20      699.02
BRITAX AIRCRAFT INTERIOR SYSTEMS          0000006522       2              -312.83      -36.58       0.00         0.00     -276.25
BROOKHURST INC                            0000003864       2          2  4,084.81   24,084.81       0.00         0.00        0.00
BROOKS ALLAN INC                          0000001172       1               305.20      305.20       0.00         0.00        0.00
BROWN FORMAN BEVERAGE CORP                0000001029       1               -24.00      -24.00       0.00         0.00        0.00
CAISSE DE PREVOYANCE SOCIALE              0000003170       3          1  1,466.42    4,980.20   4,593.44         0.00    1,892.78
CELESTE INDUSTRIES CORP                   0000000322       2             2,352.30      270.00       0.00         0.00    2,082.30
CENTURY COMPUTERS INC                     0000005174       1               250.00      250.00       0.00         0.00        0.00
CERTIFIED AVIATION SERVICES INC           0000005934       2               200.78      200.78       0.00         0.00        0.00
CHARLEY'S TAXI                            0000003960       1                53.62       53.62       0.00         0.00        0.00
CHEMI TOI                                 0000007739       1               523.95      523.95       0.00         0.00        0.00
CICO ENTERPRISE LTD                       0000007733       1               -96.82      -96.82       0.00         0.00        0.00
CIRRUS AEROSPACE INC                      0000004717       1               240.00      240.00       0.00         0.00        0.00
CITIZENS UTILITIES CO                     0000001199       2          1  4,829.15   14,829.15       0.00         0.00        0.00
CITY & COUNTY OF HONOLULU                 0000000335       1               109.50      109.50       0.00         0.00        0.00
CITY MILL CO LTD                          0000001202       6               521.03      521.03       0.00         0.00        0.00

                                                                                                Database:  EPPROD



-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]    HAWAIIAN                                   Hawaiian Airlines, Inc.                             Page No.                3
[OMITTED] AIRLINES                             Payables Aging by Vendor - Summary                        Run Date       09/09/2003
Report ID:  HAL-D013                                  Aged as of August 31, 2003                         Run Time       6:55:30 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                  I N V O I C E  A M O U N T S
                                                          Nbr of
Vendor Name                              Vendor ID         Invcs        Total           0-29      30-59      60-89            90 +
-----------                              ---------         -----        -----           ----      -----      -----            ----
CITY OF LOS ANGELES                      0000001734            3     42,786.81     42,786.81       0.00       0.00           0.00
CLARK COUNTY DEPT OF AVIATION            0000000250            3      3,613.50      4,250.00    -636.50       0.00           0.00
CLYDE MACHINES INC                       0000000001            2        113.00        113.00       0.00       0.00           0.00
COCA COLA BOTTLING CO                    0000001208            2        537.00        537.00       0.00       0.00           0.00
COCO PALM PICTURES CORP                  0000003414            1      1,082.82      1,082.82       0.00       0.00           0.00
COMPUTER ASSOCIATES INTERNATIONAL INC    0000003160            1     27,368.64     27,368.64       0.00       0.00           0.00
COMPUTER DISCOUNT WAREHOUSE              0000006586            1        107.94        107.94       0.00       0.00           0.00
COMTEST TECHNOLOGIES INC                 0000003016            1        861.66        861.66       0.00       0.00           0.00
CONCENTRA MEDICAL CENTERS                0000000989            1        171.87          0.00     171.87       0.00           0.00
CONTINENTAL MICRONESIA                   0000001741            1        538.16        538.16       0.00       0.00           0.00
COUNTY OF HAWAII                         0000001010            2         61.28         61.28       0.00       0.00           0.00
CREATIVE MARKETING CONCEPTS              0000003107            2     22,948.27     22,948.27       0.00       0.00           0.00
CROWNE PLAZA LAX                         0000004522            3      1,641.42      1,641.42       0.00       0.00           0.00
CUSTOM LEATHERCRAFT MFG                  0000002404            1      1,975.00      1,975.00       0.00       0.00           0.00
D & J SPECIALTIES                        0000002024           21     22,209.54     18,174.46       0.00   4,035.08           0.00
D & M MAINTENANCE                        0000005935            1        270.83        270.83       0.00       0.00           0.00
DASH PACIFIC CORP                        0000001747            1        182.19        182.19       0.00       0.00           0.00
DATELINE MEDIA INC                       0000007694            2        272.48        272.48       0.00       0.00           0.00
DELTA AIRLINES INC                       0000001233            8     -5,956.62     -6,839.88     -26.74     910.00           0.00
DHL DANZAS AIR & OCEAN                   0000007681            1        -36.00          0.00     -36.00       0.00           0.00
DIXON AND ASSOCIATES                     0000007735            2        500.00        500.00       0.00       0.00           0.00
DJ'S DELIVERY SERVICE                    0000003534            1        186.50        186.50       0.00       0.00           0.00
DRIESSEN AIRCRAFT INTERIOR SYSTEMS       0000001241            1        175.00        175.00       0.00       0.00           0.00
DRIESSEN SERVICES INC                    0000006673            2      8,301.04      8,301.04       0.00       0.00           0.00
DUNI CORPORATION                         0000007435            1      9,268.00      9,268.00       0.00       0.00           0.00
DYNAMIC TELECOMMUNICATIONS INC           0000002934            1        130.00        130.00       0.00       0.00           0.00
E D POWER CO                             0000007020            5      5,146.76      5,146.76       0.00       0.00           0.00
EAGLE GLOBAL LOGISTICS INC               0000006268            4      1,347.02      1,347.02       0.00       0.00           0.00
EDO FIBER SCIENCE                        0000007326            1        266.00          0.00     266.00       0.00           0.00
ELC SECURITY PRODUCTS INC                0000005720            1      1,035.00      1,035.00       0.00       0.00           0.00
ELITE LINE SERVICE INC                   0000007069            1      2,053.69      2,053.69       0.00       0.00           0.00
EM DESIGNS                               0000003204            2      1,367.18      1,367.18       0.00       0.00           0.00

                                                                                                          Database: EPPROD



-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]    HAWAIIAN                                   Hawaiian Airlines, Inc.                             Page No.                4
[OMITTED] AIRLINES                             Payables Aging by Vendor - Summary                        Run Date       09/09/2003
Report ID:  HAL-D013                                  Aged as of August 31, 2003                         Run Time       6:55:30 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                               I N V O I C E  A M O U N T S

                                                      Nbr of
Vendor Name                             Vendor ID      Invcs           Total         0-29       30-59       60-89        90 +
-----------                             ---------      -----           -----         ----       -----       -----        ----
EMERY WORLDWIDE                         0000001252         4        2,923.87     2,923.87        0.00         0.00        0.00
ESTEX MANUFACTURING CO INC              0000002402         1          837.50       837.50        0.00         0.00        0.00
EXACT COPIES PRINTING & DESIGN          0000003130         1         -552.08         0.00        0.00      -552.08        0.00
EXCELL EXPRESS COURIER                  0000005208         1           80.00         0.00       80.00         0.00        0.00
EXECAIR MAINTENANCE INC                 0000006206         7       47,351.00         0.00        0.00    13,849.00   33,502.00
EXPANETS                                0000006417         1           24.48        24.48        0.00         0.00        0.00
FEDERAL EXPRESS CORP                    0000001264        43       11,805.84    11,805.84        0.00         0.00        0.00
FINKS LUGGAGE REPAIR                    0000002123         1          165.00       165.00        0.00         0.00        0.00
FMC CORP                                0000000395         1           52.22        52.22        0.00         0.00        0.00
FOOD QUALITY ANALYSTS LLC               0000007401         1          516.66       516.66        0.00         0.00        0.00
FOUR POINTS LOS ANGELES INTNL AIRPORT   0000004676         1           67.90        67.90        0.00         0.00        0.00
GASPRO                                  0000000409         2          274.53       274.53        0.00         0.00        0.00
GATE SAFE INC                           0000006577         2       12,768.24    12,768.24        0.00         0.00        0.00
GATEGOURMET                             0000005043       107   -1,091,550.82  -255,054.68   -6,683.43  -794,353.50  -35,459.21
GIANNI'S CARPET CARE                    0000007703         1        1,653.60     1,653.60        0.00         0.00        0.00
GLOBEGROUND NORTH AMERICA               0000006480         2        4,792.02     4,792.02        0.00         0.00        0.00
GOODRICH AEROSTRUCTURES GROUP           0000006691         1       87,113.00    87,113.00        0.00         0.00        0.00
HAMILTON STANDARD                       0000001312         1        8,800.00         0.00    8,800.00         0.00        0.00
HAMILTON SUNDSTRAND                     0000005507         1       67,918.25    67,918.25        0.00         0.00        0.00
HANA HOU!                               0000002531         1        5,909.23     5,909.23        0.00         0.00        0.00
HARDWARE HAWAII TRUE VALUE              0000007342         3          258.96         0.00      258.96         0.00        0.00
HARLAN CORP                             0000000420         1          266.88       266.88        0.00         0.00        0.00
HATFIELD LAUNDRY AND DEVELOPMENT        0000007254         7          229.35       229.35        0.00         0.00        0.00
HAWAII FUELING FACILITIES CO            0000001301         1       -5,955.13    -5,955.13        0.00         0.00        0.00
HAWAII PRINCE HOTEL & GOLF CLUB         0000002622         2        1,673.98       465.08        0.00         0.00    1,208.90
HAWAII STATIONERY CO LTD                0000000406         3          236.91       236.91        0.00         0.00        0.00
HAWAIIAN AIRLINES INC                   0000001964         2            0.00       -51.18        0.00         0.00       51.18
HAWAIIAN ISLES WATER CO                 0000002975        13          218.36         0.00      218.36         0.00        0.00
HAWAIIAN LIFT TRUCK INC                 0000001307         2          331.94       331.94        0.00         0.00        0.00
HEIDE & COOK LTD                        0000000391         4        1,384.95     1,384.95        0.00         0.00        0.00
HENSMANN TECHNOLOGY INC                 0000006016         1          135.00       135.00        0.00         0.00        0.00
HERTZ CORPORATION                       0000004127         1         -214.60      -214.60        0.00         0.00        0.00

                                                                                                     Database:  EPPROD



-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]    HAWAIIAN                                   Hawaiian Airlines, Inc.                             Page No.                5
[OMITTED] AIRLINES                             Payables Aging by Vendor - Summary                        Run Date       09/09/2003
Report ID:  HAL-D013                                  Aged as of August 31, 2003                         Run Time       6:55:30 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                     I N V O I C E  A M O U N T S
                                                          Nbr of
Vendor Name                               Vendor ID        Invcs       Total         0-29       30-59            60-89         90 +
-----------                               ---------        -----       -----         ----       -----            -----         ----
HEWLETT PACKARD                           0000001021         1       17,594.13         0.00        0.00        17,594.13        0.00
HOAKA PLANT RENTAL AND SALES              0000004991         1          260.00       260.00        0.00             0.00        0.00
HOLIDAY INN SELECT SEATTLE - RENTON       0000006584        13        4,465.80     4,465.80        0.00             0.00        0.00
HONCAD CORP                               0000002306         1        2,548.55     2,548.55        0.00             0.00        0.00
HONEYWELL INC                             0000005148        10      226,720.97   210,515.86      589.11        25,016.00   -9,400.00
HONOLULU AIRPORT HOTEL                    0000003073         1          358.24       358.24        0.00             0.00        0.00
HONOLULU SIGN CO LTD                      0000000374         1          164.58       164.58        0.00             0.00        0.00
HONOLULU STAR-BULLETIN                    0000003098         5        1,318.64     1,318.64        0.00             0.00        0.00
HPM BUILDING SUPPLY                       0000000491         2           41.90        41.90        0.00             0.00        0.00
HRD AERO SYSTEMS INC                      0000001325         1          150.00       150.00        0.00             0.00        0.00
HUNTLEIGH USA CORP                        0000001993         1       14,913.98         0.00   14,913.98             0.00        0.00
HYATT REGENCY SAN FRANCISCO AIRPORT       0000001661         1          183.80       183.80        0.00             0.00        0.00
HYDRA-AIR PACIFIC INC                     0000000466         5          936.92       936.92        0.00             0.00        0.00
IET LABS INC                              0000007708         1        3,795.00     3,795.00        0.00             0.00        0.00
INALAB INC                                0000002763         1          572.88       572.88        0.00             0.00        0.00
INDEPENDENT LUGGAGE REPAIR                0000007680         1           36.00        36.00        0.00             0.00        0.00
INDUSTRIAL BRAKE SUPPLY CO INC            0000000458         1          208.00       208.00        0.00             0.00        0.00
INDUSTRIAL CHEMICALS AND LUBRICANTS INC   0000000503         1          830.72       830.72        0.00             0.00        0.00
IPECO HOLDINGS INC                        0000006274         1          -74.20       -74.20        0.00             0.00        0.00
ISLAND MAID INC                           0000006078         4          707.52       707.52        0.00             0.00        0.00
J & J INTERNATIONAL TRANSPORT INC         0000006980         1          397.50       397.50        0.00             0.00        0.00
J L DELIVERY SERVICE INC                  0000007149         4        6,173.96     6,173.96        0.00             0.00        0.00
JOBBERS AUTO WAREHOUSE SUPPLY             0000000910         1          -19.16         0.00        0.00           -19.16        0.00
JOHNSON BROS OF HAWAII INC                0000000401         3        5,410.00     5,410.00        0.00             0.00        0.00
KILGO A L CO INC                          0000001365         2           81.01        81.01        0.00             0.00        0.00
KIRKHILL AIRCRAFT PARTS CO                0000001369         2          506.50       506.50        0.00             0.00        0.00
KIYOS TRANSMISSION SERVICE                0000000740         1          396.67       396.67        0.00             0.00        0.00
KOP DISTRIBUTORS                          0000000563         1        1,788.90     1,788.90        0.00             0.00        0.00
LABELMASTER                               0000000699         1          107.35       107.35        0.00             0.00        0.00
LANAI AUTO PARTS                          0000000944         2          148.68       148.68        0.00             0.00        0.00
LARRYS AUTO PARTS INC                     0000004129         4          178.92       178.92        0.00             0.00        0.00
LARRYS BAGGAGE SERVICE                    0000000683         1        1,162.20     1,162.20        0.00             0.00        0.00

                                                                                                      Database:  EPPROD



-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]    HAWAIIAN                                   Hawaiian Airlines, Inc.                             Page No.                6
[OMITTED] AIRLINES                             Payables Aging by Vendor - Summary                        Run Date       09/09/2003
Report ID:  HAL-D013                                  Aged as of August 31, 2003                         Run Time       6:55:30 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                      I N V O I C E  A M O U N T S
                                                     Nbr of
Vendor Name                            Vendor ID      Invcs            Total         0-29        30-59       60-89          90 +
-----------                            ---------      -----            -----         ----        -----       -----          ----
LAX TWO CO                            0000000684          1        65,012.47    65,012.47         0.00        0.00          0.00
LAXTEC                                0000005580          1           820.80       820.80         0.00        0.00          0.00
LONDAVIA INC                          0000000691          1           147.00       147.00         0.00        0.00          0.00
LOS ANGELES AIRPORT HILTON            0000001637          1         8,228.80     8,228.80         0.00        0.00          0.00
LOYAL TECHNOLOGY CORPORATION          0000007633          2        49,572.60    49,572.60         0.00        0.00          0.00
M & Q PLASTIC PRODUCTS INC            0000004710          1         1,680.00     1,680.00         0.00        0.00          0.00
MAGUIRE BEARING CO LTD                0000000668          1            60.77        60.77         0.00        0.00          0.00
MALOLO BEVERAGES & SUPPLIES LTD       0000000597          4         7,389.85     7,389.85         0.00        0.00          0.00
MARR HIPP JONES & PEPPER              0000003427          7        12,397.02         0.00     3,662.18    8,734.84          0.00
MATSON NAVIGATION CO INC              0000000967          1           908.00       908.00         0.00        0.00          0.00
MAUI LASER RECHARGE                   0000002382          1           187.50       187.50         0.00        0.00          0.00
MAUI SODA & ICE WORKS LTD             0000003513          2           380.72       380.72         0.00        0.00          0.00
MCGEAN-ROHCO INC                      0000000570          1           231.66       231.66         0.00        0.00          0.00
MCMASTER CARR SUPPLY CO               0000000813          2           204.21       204.21         0.00        0.00          0.00
MEADOW GOLD DAIRIES                   0000000942          7         6,822.40     4,422.40     2,400.00        0.00          0.00
MED LIFE SERVICES                     0000006451          1           420.83       420.83         0.00        0.00          0.00
MEDAIRE INC                           0000001780          5         2,225.00     2,225.00         0.00        0.00          0.00
MENEHUNE WATER CO INC                 0000000670          8         3,712.56     3,712.56         0.00        0.00          0.00
MICHAEL LEWIS COMPANY                 0000007396         11         4,173.19     4,173.19         0.00        0.00          0.00
MICHELIN AIRCRAFT TIRE CORP           0000001655          1        22,209.85    22,209.85         0.00        0.00          0.00
MILLENNIUM FORD                       0000005901          1           995.53       995.53         0.00        0.00          0.00
MODERN BINDERY INC                    0000006396          1           493.75       493.75         0.00        0.00          0.00
MONTE CARLO RESORT & CASINO           0000007285          3           719.05       719.05         0.00        0.00          0.00
MOORE USA                             0000000650          8             0.03         0.00         0.00        0.00          0.03
MSC INDUSTRIAL                        0000000952          2             0.00        -3.60         3.60        0.00          0.00
NEXTEL COMMUNICATIONS                 0000004163          1           330.61       330.61         0.00        0.00          0.00
NORDISK AVIATION PRODUCTS INC         0000005505          1         4,889.22     4,889.22         0.00        0.00          0.00
NORTHWEST AIRLINES INC                0000001426         16       -49,010.80         0.00    24,714.20  -70,585.00     -3,140.00
OC TANNER RECOGNITION CO              0000000636          2         2,304.21     2,304.21         0.00        0.00          0.00
OFFICE DEPOT                          0000000039          3           342.38       342.38         0.00        0.00          0.00
ON THE SPOT DELIVERY                  0000007762          1            25.00        25.00         0.00        0.00          0.00
ONE DAY SIGNS & SILKSCREEN            0000001440          3           911.47       911.47         0.00        0.00          0.00

                                                                                                      Database:  EPPROD


-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]    HAWAIIAN                                   Hawaiian Airlines, Inc.                             Page No.                7
[OMITTED] AIRLINES                             Payables Aging by Vendor - Summary                        Run Date       09/09/2003
Report ID:  HAL-D013                                  Aged as of August 31, 2003                         Run Time       6:55:30 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                 I N V O I C E  A M O U N T S
                                                    Nbr of
Vendor Name                            Vendor ID     Invcs          Total        0-29        30-59            60-89         90 +
-----------                            ---------     -----          -----        ----        -----            -----         ----
ONTFUEL CORPORATION                   0000007072        2        5,808.23    5,808.23         0.00             0.00         0.00
ORGANIC PRODUCTS                      0000004544        1           12.72       12.72         0.00             0.00         0.00
OUTRIGGER HOTELS HAWAII               0000000633        1       11,762.31   11,762.31         0.00             0.00         0.00
PACIFIC AIR INDUSTRIES                0000000612        1          526.24        0.00         0.00           526.24         0.00
PACIFIC BUSINESS MACHINES INC         0000000622        1           88.54       88.54         0.00             0.00         0.00
PACIFIC SERVICE & DEVELOPMENT CORP    0000000921        8          157.27      157.27         0.00             0.00         0.00
PACIFIC WIRELESS COMMUNICATIONS       0000005773        1           35.16       35.16         0.00             0.00         0.00
PARTS CENTER HAWAII INC               0000005865        1           10.43       10.43         0.00             0.00         0.00
PAUL'S YELLOW CAB CO INC              0000007023        1          105.00      105.00         0.00             0.00         0.00
PHARMCHEM INC                         0000007772        1          974.13      974.13         0.00             0.00         0.00
POLYNESIAN HOSPITALITY                0000002968        1        2,429.50    2,429.50         0.00             0.00         0.00
PORT OF PORTLAND                      0000001477        1       62,453.20   62,453.20         0.00             0.00         0.00
PORT OF SEATTLE                       0000000928        1       72,614.40   72,614.40         0.00             0.00         0.00
PRECISION RADIO LTD                   0000000611        2          156.20      156.20         0.00             0.00         0.00
PWC HAWAII CORPORATION                0000001935        1          664.29      664.29         0.00             0.00         0.00
QWEST                                 0000005785        3        1,484.86    1,484.86         0.00             0.00         0.00
R & K REFRIGERATION SERVICE           0000005100        3          577.42      577.42         0.00             0.00         0.00
RAINBOW INDUSTRIAL LAUNDRY INC        0000007588        3          906.92      906.92         0.00             0.00         0.00
RAPID RETURN DELIVERY SERVICE         0000003553        1           83.10       83.10         0.00             0.00         0.00
RASCO SUPPLY CO LTD                   0000003677        3          -80.62       69.52         0.00          -150.14         0.00
REDLINE                               0000001493        1           50.58       50.58         0.00             0.00         0.00
RELIZON COMPANY THE                   0000005624        4          167.28      697.89      -530.61             0.00         0.00
REM HAWAII OFFICE PRODUCTS CORP       0000000637        1           78.00       78.00         0.00             0.00         0.00
REMEDY INTELLIGENT STAFFING           0000006735        2        1,818.32    1,818.32         0.00             0.00         0.00
RESTAINO ROBERT                       0000006851        4         -795.28        0.00      -795.28             0.00         0.00
RICHIE'S LUGGAGE & HANDBAG REPAIR     0000007081        1           95.00       95.00         0.00             0.00         0.00
RIVER CITY DELIVERY                   0000001500        1          127.60      127.60         0.00             0.00         0.00
ROBERTS HAWAII TOURS INC              0000000762        1           34.10       34.10         0.00             0.00         0.00
ROCKWELL COLLINS INC                  0000000703        2       78,366.22   78,366.22         0.00             0.00         0.00
ROLLS ROYCE                           0000004871        5          562.50     -201.60         0.00             0.00       764.10
RUBBER STAMP ONE DAY SERVICE INC      0000006252        1           37.24       37.24         0.00             0.00         0.00
SABRE TECHNOLOGY SOLUTIONS INC        0000002261        1        6,552.00    6,552.00         0.00             0.00         0.00

                                                                                                   Database:  EPPROD



-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]    HAWAIIAN                                   Hawaiian Airlines, Inc.                             Page No.                8
[OMITTED] AIRLINES                             Payables Aging by Vendor - Summary                        Run Date       09/09/2003
Report ID:  HAL-D013                                  Aged as of August 31, 2003                         Run Time       6:55:30 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN

                                                                                I N V O I C E  A M O U N T S
                                                Nbr of
Vendor Name                        Vendor ID     Invcs           Total           0-29        30-59            60-89         90 +
--------------------------------  -----------  -----------  ----------     ------------    -----------   ----------- -------------
SAGE PARTS                        0000003166         1          117.96         117.96         0.00             0.00         0.00
SAMOA MARKETING INC               0000000048         3           48.90          48.90         0.00             0.00         0.00
SBC                               0000007464         8        1,802.60       1,802.60         0.00             0.00         0.00
SBI AND COMPANY INC               0000007442         3       59,210.00      59,210.00         0.00             0.00         0.00
SCIS AIR SECURITY CORPORATION     0000006667         5        2,414.65       2,414.65         0.00             0.00         0.00
SEA TAC MANAGERS ASSOC            0000001512         1          225.12           0.00         0.00             0.00       225.12
SEALED AIR CORPORATION            0000004242         1        1,040.25       1,040.25         0.00             0.00         0.00
SENETICS                          0000003014         1          187.50           0.00         0.00           187.50         0.00
SHASTA LINEN SUPPLY               0000007013         2          188.51         188.51         0.00             0.00         0.00
SHERATON ONTARIO AIRPORT HOTEL    0000006933         1           46.93          46.93         0.00             0.00         0.00
SHRED IT                          0000004483         1           20.00          20.00         0.00             0.00         0.00
SIDESTEP INC                      0000006347         1          594.00         594.00         0.00             0.00         0.00
SILVER AIRPORT COURIER CO         0000006043         1          923.00         923.00         0.00             0.00         0.00
SKY CHEFS INC                     0000001533        25     -136,263.03     -55,993.72   -63,830.62       -16,491.19        52.50
SOBEL WESTEX HAWAII               0000005606         3        1,471.86       1,471.86         0.00             0.00         0.00
SPECIALTY BULB CO INC             0000000897         3          116.80         116.80         0.00             0.00         0.00
SPRINT                            0000000950         1          448.84         448.84         0.00             0.00         0.00
STANDARD MOTORS & MARINE SUPPLY   0000001540         8          566.22         566.22         0.00             0.00         0.00
STANDARD REGISTER CO              0000000763        10       25,234.85      22,777.08     2,457.77             0.00         0.00
STARR AIRCRAFT PRODUCTS INC       0000002753         2        2,142.56       2,142.56         0.00             0.00         0.00
STARR SEIGLE MCCOMBS              0000002389         1       26,101.27      26,101.27         0.00             0.00         0.00
STATE OF HAWAII                   0000000242         2        2,110.26       2,110.26         0.00             0.00         0.00
STRATACOM                         0000006146         2       10,541.94         385.75         0.00             0.00    10,156.19
SUCCESS ADVERTISING               0000006703         2          844.66         844.66         0.00             0.00         0.00
SUNSHINE CABS OF MAUI             0000003257         1          728.00         728.00         0.00             0.00         0.00
SUPERSHUTTLE-ONTARIO              0000002271         1          145.00         145.00         0.00             0.00         0.00
SWISSPORT USA INC                 0000005533         6       74,242.45      74,242.45         0.00             0.00         0.00
T MOBILE                          0000007193         1          119.42         119.42         0.00             0.00         0.00
TAB HARDWARE INC                  0000000810         1          100.00         100.00         0.00             0.00         0.00
TARPY TAILORS INC                 0000000801         2        1,897.50       1,897.50         0.00             0.00         0.00
TECHNOLOGY INTEGRATION GROUP      0000003322         1          982.29         982.29         0.00             0.00         0.00
TEL INSTRUMENT ELECTRONICS CORP   0000000855         1          450.00         450.00         0.00             0.00         0.00

                                                                                                     Database:  EPPROD


-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]    HAWAIIAN                                   Hawaiian Airlines, Inc.                             Page No.                9
[OMITTED] AIRLINES                             Payables Aging by Vendor - Summary                        Run Date       09/09/2003
Report ID:  HAL-D013                                  Aged as of August 31, 2003                         Run Time       6:55:30 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  HWN
                                                                                   I N V O I C E  A M O U N T S
                                                      Nbr of
Vendor Name                        Vendor ID           Invcs       Total          0-29         30-59        60-89         90 +
-----------                        ---------           -----       -----          ----         -----        -----         ----
TELAIR INTERNATIONAL               0000001566             2        1,090.00     1,090.00          0.00         0.00         0.00
TERMINIX INTERNATIONAL CO LP       0000001109             1           68.74        68.74          0.00         0.00         0.00
THE BOEING COMPANY                 0000002318           222      240,792.81   231,424.18      5,117.11         0.00     4,251.52
TIME AVIATION SERVICES INC         0000000816             3          414.00       414.00          0.00         0.00         0.00
TRANS PACIFIC AIR SERVICE CORP     0000005705             4        4,000.00         0.00      1,000.00     1,000.00     2,000.00
TRAVEL TRADING CO                  0000001879             4       14,000.00         0.00      3,500.00     3,500.00     7,000.00
TRIPLE F DISTRIBUTING              0000004545             3        6,960.00     6,960.00          0.00         0.00         0.00
UNITED AUTO PARTS INC              0000001588             3           90.50        90.50          0.00         0.00         0.00
UNITED TECHNOLOGIES CORP           0000000774             1       -1,120.24         0.00     -1,120.24         0.00         0.00
UNITED TIRE AND RECAPPING          0000003680             1        1,476.55     1,476.55          0.00         0.00         0.00
UNITEK SOLVENT SERVICES INC        0000006030             3          792.07       792.07          0.00         0.00         0.00
V & S TRANSPORTATION INC           0000006058             1          478.65       478.65          0.00         0.00         0.00
VERIZON HAWAII INC                 0000005544             2          327.01       327.01          0.00         0.00         0.00
VERIZON INTERNET SOLUTIONS         0000005551             1           93.55        93.55          0.00         0.00         0.00
VERIZON NETWORK INTEGRATION CORP   0000007042             4        2,881.03     2,881.03          0.00         0.00         0.00
VF SOLUTIONS                       0000007155             4         -251.43         0.00          0.00         0.00      -251.43
VOLVO AERO SERVICES LP             0000006280             1        6,600.00     6,600.00          0.00         0.00         0.00
WACKENHUT CORP                     0000001190             5      -61,570.88    38,429.12          0.00         0.00  -100,000.00
WAILUKU TIRE CENTER                0000002291             1           25.00        25.00          0.00         0.00         0.00
WATSON WYATT AND CO                0000000907             6       11,831.00         0.00          0.00    11,831.00         0.00
WENCOR WEST INC                    0000001616            16          477.75       477.75          0.00         0.00         0.00
WESCO AIRCRAFT HARDWARE CORP       0000000824             1           50.00        50.00          0.00         0.00         0.00
WESTERN AMERICAN SPECIALTIES INC   0000007731             3        1,165.45     1,165.45          0.00         0.00         0.00
WESTERN STATES MAINTENANCE &       0000000930             1          581.46       581.46          0.00         0.00         0.00
XPEDX                              0000002616             4        8,151.49     8,151.49          0.00         0.00         0.00
ZEE MEDICAL SERVICE                0000001635             4        4,385.19     4,385.19          0.00         0.00         0.00
    Business Unit Total                               1,116      558,146.83 1,428,977.53      4,837.03  -791,201.48   -84,466.25

                                                                                                       Database:   EPPROD



-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]    HAWAIIAN                                   Hawaiian Airlines, Inc.                             Page No.                1
[OMITTED] AIRLINES                             Payables Aging by Vendor - Summary                        Run Date       09/09/2003
Report ID:  HAL-D013                                  Aged as of August 31, 2003                         Run Time       6:55:30 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit:  PR
                                                                                   I N V O I C E  A M O U N T S
                                                              Nbr of
Vendor Name                                    Vendor ID      Invcs           Total         0-29           30-59     60-89    90 +
-----------                                    ---------      -----           -----         ----           -----     -----    ----
ASSOCIATION OF FLIGHT ATTENDANTS               PR00000007         1        23,790.00      23,790.00         0.00     0.00     0.00
INTERNATIONAL ASSOCIATION OF MACHINISTS        PR00000036         2        57,257.40      57,257.40         0.00     0.00     0.00
WATT HARVEY W & CO                             PR00000104         1         1,230.38       1,230.38         0.00     0.00     0.00
        Business Unit Total                                       4        82,277.78      82.277.78         0.00     0.00     0.00


                                                                                                       Database:   EPPROD


-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]    HAWAIIAN                                   Hawaiian Airlines, Inc.                             Page No.                1
[OMITTED] AIRLINES                             Payables Aging by Vendor - Summary                        Run Date       09/09/2003
Report ID:  HAL-D013                                  Aged as of August 31, 2003                         Run Time       6:55:30 PM
----------------------------------------------------------------------------------------------------------------------------------
Business Unit: REV


                                                                                      I N V O I C E  A M O U N T S
                                                         Nbr of
Vendor Name                               Vendor ID       Invcs           Total         0-29       30-59     60-89           90 +
-----------                               ---------       -----           -----         ----       -----     -----           ----
AIR FIJI LIMITED                          0000002449          1           221.30        0.00        0.00      0.00          221.30
BISMARCK MUNICIPAL AIRPORT                       BIS          2             0.00        4.42       -4.42      0.00            0.00
BRAINERD CROW WING CTY/WIELAND FLD               BRD          1            -2,92        0.00        0.00      0.00           -2.92
CHERRY CAPITAL AIRPORT                           TVC          2             0.00        0.00        0.00      0.00            0.00
CORSE AIR INTERNATIONAL                   0000002372          1           315.37        0.00        0.00      0.00          315.37
EASTERN AIRWAYS                           0000002079          2           601.94        0.00        0.00      0.00          601.94
MBS INTERNATIONAL AIRPORT                        MBS          2             0.00        0.00        0.00      5.84           -5.84
PAGO PAGO INTERNATIONAL AIRPORT                  PPG          1        -1,383.46   -1,383.46        0.00      0.00            0.00
PANAMA CITY-BAY COUNTY                           PFN          1            -2.92        0.00        0.00      0.00           -2.92
PANDA TRAVEL                              0000000100      3,102     1,432,076.14        0.00      267.30      0.00    1,431,808.84
SAN LUIS VALLEY REGIONAL AIRPORT                 ALS          2            -5.84        0.00       -2.92      0.00           -2.92
SARASOTA BRADENTON                               SRQ          2            -5.76        0.00        0.00      0.00           -5.76
SAVANNAH INTL AIRPORT                            SAV          4            -4.34        0.00        0.00      0.00           -4.34
VACATIONS-HAWAII INC                      0000000177          6        35,800.00        0.00        0.00      0.00       35,800.00
YAMPA VALLEY AIRPORT                             HDN          1            -5.84        0.00        0.00      0.00           -5.84
                          Business Unit Total             3,130     1,467,603.67   -1,379.04      259.96      5.84    1,468,716.91

                                pre petition                       (1,107,154.97)          -           -         -   (1,102,154.977)
                                                                   -------------   ---------      ------      ----   --------------
                                post petition                         365,448.70    1,379.04      259.96      5.84       366,561.94
                                                                   -------------   ---------      ------      ----   --------------

                                                                                                       Database:   EPPROD


[LOGO OMITTED] Bank of Hawaii                    Statement of Account

Last statement: July 31, 2003                    Account: 0001-042424
This statement: August 15, 2003                  Page 1 of 23
Total days in statement period: 15               Number of Enclosures: (742)

                                                 Direct inquiries to:
                                                 888-643-3888

HAWAIIAN AIRLINES INC                            BANK OF HAWAII
COLLECTION ACCOUNT                               P.O. BOX 2900
ATTN K RILEY                                     HONOLULU HI 96846
CORPORATE BANKING 297
BANK OF HAWAII

------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY! APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

------------------------------------------------------------------------------


Analyzed Business Checking

  Account number          0001-042424   Beginning balance                $0.00
  Enclosures                      742   Total additions          29,566,969.38
  Low balance                   $0.00   Total subtractions       29,566,969.38
                                                                 -------------
  Average balance               $0.00   Ending balance                    $.00

 CHECKS
  Number        Date          Amount         Number       Date          Amount
  ----------------------------------------   ----------------------------------
                08-04         250.00
  ----------------------------------------

 DEBITS
  Date        Description                                         Subtractions
  -----------------------------------------------------------------------------
  08-01       Deposited Item Rtned                                       30.75
  -----------------------------------------------------------------------------
  08-01       Automatic Transfer                                  1,075,642.23
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028588
  -----------------------------------------------------------------------------
  08-04       ACH Debit                                                  14.88
               JCBI HI BKCD M DSC 200308 0001370758
  -----------------------------------------------------------------------------
  08-04       ACH Debit                                                  10.09
               JCBI HI BKCD M DSC 200307 0001370758
  -----------------------------------------------------------------------------
  08-04       Automatic Transfer                                  4,759,337.85
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028588
  -----------------------------------------------------------------------------
  08-05       Deposited Item Rtned                                      226.70
  -----------------------------------------------------------------------------
  08-05       Debit Memo                                                170.00
  -----------------------------------------------------------------------------
  08-05       Automatic Transfer                                    839,865.33
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028588
  -----------------------------------------------------------------------------
  08-06       ACH Debit                                                  40.62
              CLARKE AMERICAN CHK ORDER 030802 YZM149000351100

[LOGO OMITTED] Bank of Hawaii
-------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
    Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.  DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.

-------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
-------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

        Ending balance reflected on this statement:             $_____________

        Add deposits and transfers to this account; not yet reflected on this statement:
                 $_______________   $______________
                 $_______________   $______________
                 $_______________   $______________          +) $______________

        Sub-Total:                                           =  $______________

        Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:

                 $___________  $___________  $__________
                 $___________  $___________  $__________
                 $___________  $___________  $__________     -) $______________

        Current Account Balance (For checking accounts, this amount
        should equal your checkbook register balance.)       =  $______________
-------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

     o  Your name and account number
     o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
     o  Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: 1-888-643-9888)
                         American Samoa: 684-633-4226
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
-------------------------------------------------------------------------------
MEMBER FDIC                                                              [LOGO]
                                                                      [OMITTED]
DDA-719 (7-2003)                                              EQUAL OPPORTUNITY
                                                                         LENDER

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 2 of 23
August 15, 2003                                                    0001-042424

Date       Description                                            Subtractions
-------------------------------------------------------------------------------
08-06      Automatic Transfer                                     5,068,898.79
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028588
-------------------------------------------------------------------------------
08-07      Deposited Item Rtned                                         163.74
-------------------------------------------------------------------------------
08-07      Deposit Adjustment                                            30.00
-------------------------------------------------------------------------------
08-07      ACH Debit                                                     13.08
            JCBI HI BKCD M DSC 200308 0001290782
-------------------------------------------------------------------------------
08-07      ACH Debit                                                      4.10
            JCBI HI BKCD M DSC 200308 0001484047
-------------------------------------------------------------------------------
08-07      Automatic Transfer                                     1,207,024.99
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028588
-------------------------------------------------------------------------------
08-08      Debit Memo                                                   220.00
-------------------------------------------------------------------------------
08-08      ACH Debit                                                      2.31
            JCBI HI BKCD M DSC 200308 0001290832
-------------------------------------------------------------------------------
08-08      Automatic Transfer                                     1,608,042.14
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028588
-------------------------------------------------------------------------------
08-11      Deposited Item Rtned                                         884.33
-------------------------------------------------------------------------------
08-11      ACH Debit                                                    348.00
            JCBI HI BKCD DEPST 200308 0001370758
-------------------------------------------------------------------------------
O8-11      ACH Debit                                                     11.74
            JCBI HI BKCD M DSC 200308 0001370758
-------------------------------------------------------------------------------
08-11      ACH Debit                                                      4.10
            JCBI HI BKCD M DSC 200308 0001316694
-------------------------------------------------------------------------------
08-11      Automatic Transfer                                     5,197,000.17
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028588
-------------------------------------------------------------------------------
08-12      Automatic Transfer                                       840,607.79
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028588
-------------------------------------------------------------------------------
08-13      Deposited Item Rtned                                         778.34
-------------------------------------------------------------------------------
08-13      Debit Memo                                                   240.00
-------------------------------------------------------------------------------
08-13      ACH Debit                                                      4.10
            JCBI HI BKCD M DSC 200308 0001290857
-------------------------------------------------------------------------------
08-13      Automatic Transfer                                     4,864,192.99
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028588
-------------------------------------------------------------------------------
08-14      Deposited Item Rtned                                         914.81
-------------------------------------------------------------------------------
08-14      Debit Memo                                                   957.00
-------------------------------------------------------------------------------
08-14      Automatic Transfer                                     1,199,102.28
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028588
-------------------------------------------------------------------------------
08-15      ACH Debit                                                    766.19
            DISCOVER BUS SVC SETTLEMENT 030814 601101601001736
-------------------------------------------------------------------------------
08-15      ACH Debit                                                     28.91
            JCBI HI BKCD M DSC 200308 0001484047
-------------------------------------------------------------------------------
08-15      ACH Debit                                                      4.96
            JCBI HI BKCD M DSC 200308 0001316694

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 3 of 23
August 15, 2003                                                    0001-042424

Date       Description                                          Subtractions
-------------------------------------------------------------------------------
08-15      Automatic Transfer                                   2,901,136.07
            TRANSFER TO CONCENTRATION ACCOUNT
            0001028588


CREDITS
Date       Description                                            Additions
-------------------------------------------------------------------------------
08-01      Automatic Transfer                                     31,774.23
            TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
            0034036160
-------------------------------------------------------------------------------
08-01      Wire Transfer Credit                                  775,591.45
            BOH FUNDS TRANSFER 080103  030801001717702
-------------------------------------------------------------------------------
08-01      ACH Credit                                             61,396.22
            USPS ST. LOUIS CONTRACTS 030801
            990042880EA0000
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000335          45,413.87
-------------------------------------------------------------------------------
08-01      ACH Credit                                             38,187.91
            DISCOVER BUS SVC SETTLEMENT 030731 601101601001736
-------------------------------------------------------------------------------
08-01      Wire Transfer Credit                                   21,450.05
            BOH FUNDS TRANSFER 080103 030801000613702
            SWF OF 03/08/01
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000681          14,169.00
-------------------------------------------------------------------------------
08-01      Wire Transfer Credit                                   11,742.30
            BOH FUNDS TRANSFER 080103 030801000198702
            000000000
-------------------------------------------------------------------------------
08-01      Wire Transfer Credit                                    8,489.10
            BOH FUNDS TRANSFER 080103 030801001334702
            CA030801022309
-------------------------------------------------------------------------------
08-01      ACH Credit                                              8,449.08
            USPS ST. LOUIS CONTRACTS 030801
            990042880EA0000
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424           4,814.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000461           3,577.88
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000441           3,462.04
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000681           3,336.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000679           2,812.20
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424           2,514.40
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000431           2,448.00
-------------------------------------------------------------------------------
08-01      Deposit Adjustment                00000000681           2,425.49
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000679           2,314.85
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000431           2,204.65
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424           1,937.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424           1,900.24
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000441           1,692.76
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424           1,604.73
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424           1,507.58
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424           1,447.91
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424           1,282.16
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424           1,189.81
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000451           1,172.36
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000681           1,108.98

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 4 of 23
August 15, 2003                                                    0001-042424

Date       Description                                          Additions
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000679           1,102.50
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424           1,000.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424             848.08
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000461             762.32
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424             752.04
-------------------------------------------------------------------------------
08-01      ACH Credit                                                630.00
            ALA MOANA TICKET TELECHECK 030801 05712517
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000655             625.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000441             624.95
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424             593.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424             591.17
-------------------------------------------------------------------------------
08-01      ACH Credit                                                529.08
            HILO PASSENGER 4 TELECHECK 030801 05781604
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000441             464.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000422             422.43
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000451             400.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000335             398.01
-------------------------------------------------------------------------------
08-01      Deposit Adjustment                00000000681             374.50
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000422             345.18
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424             324.00
-------------------------------------------------------------------------------
08-01      Wire Transfer Credit                                      297.00
            BOH FUNDS TRANSFER 080103 030801000623702
-------------------------------------------------------------------------------
08-01      ACH Credit                                                292.05
            KONA KEAHOLE STA TELECHECK
            030801 05781606
-------------------------------------------------------------------------------
08-01      ACH Credit                                                285.00
            KAUAI PASSENGER TELECHECK 030801 05764731
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424             250.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000442             230.36
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424             212.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000452             192.36
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000452             181.23
-------------------------------------------------------------------------------
08-01      ACH Credit                                                166.00
            EQUIVA PAYMENTS 030801 02232000133355
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424             161.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000432             157.04
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424             127.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424             125.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424             122.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000332             100.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424              95.00
-------------------------------------------------------------------------------
08-01      ACH Credit                                                 88.44
            KAHULUI PAX NO 4 TELECHECK 030801 05771405
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424              83.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424              80.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000462              65.40
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424              50.00
-------------------------------------------------------------------------------
08-01      ACH Credit                                                 40.31
            HILO SALES 636 TELECHECK 030801 05781608
-------------------------------------------------------------------------------
08-01      Deposit Adjustment                00000000424              40.00
-------------------------------------------------------------------------------
08-01      Customer Deposit                  00000000444              24.00
-------------------------------------------------------------------------------
08-01      Deposit Non Teller                00000000424               6.00

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 5 of 23
August 15, 2003                                                    0001-042424

Date       Description                                          Additions
-------------------------------------------------------------------------------
08-01      Deposit Adjustment                00000000424               0.28
-------------------------------------------------------------------------------
08-04      Wire Transfer Credit                                2,089,762.90
            BOH FUNDS TRANSFER 080403 030804000616702
-------------------------------------------------------------------------------
08-04      ACH Credit                                          1,509,045.93
            AMERICAN EXPRESS SETTLEMENT 030804 7992400143
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000336         407,831.13
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000335         272,286.71
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000335         123,567.59
-------------------------------------------------------------------------------
08-04      Wire Transfer Credit                                   81,938.07
            BOH FUNDS TRANSFER 080403 030804000495702
-------------------------------------------------------------------------------
08-04      Credit Memo                                            79,875.00
-------------------------------------------------------------------------------
08-04      ACH Credit                                             39,295.97
            DISCOVER BUS SVC SETTLEMENT 030801 601101601001736
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000461           7,660.81
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           7,549.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           6,826.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           6,692.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000681           5,143.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000681           5,000.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000336           3,839.13
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           3,477.48
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           3,320.98
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000681           3,312.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           3,211.85
-------------------------------------------------------------------------------
08-04      ATM Deposit                       00000000441           2,915.96
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           2,873.04
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           2,844.02
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000681           2,679.10
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           2,487.28
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           2,369.98
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           2,329.76
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           2,301.83
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           2,238.82
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000441           2,168.00
-------------------------------------------------------------------------------
08-04      ATM Deposit                       00000000441           2,139.03
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           1,986.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           1,963.20
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           1,939.38
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           1,935.81
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000431           1,903.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           1,847.39
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000441           1,734.52
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           1,684.94
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000441           1,679.13
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000431           1,678.60
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           1,653.31
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000461           1,616.02
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000441           1,598.08
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000451           1,583.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           1,443.08
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           1,393.50
-------------------------------------------------------------------------------

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 6 of 23
August 15, 2003                                                    0001-042424

Date       Description                                          Additions
-------------------------------------------------------------------------------
08-04      ACH Credit                                              1,358.74
            KAHULUI PAX NO 4 TELECHECK 030804 05771405
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           1,328.08
-------------------------------------------------------------------------------
08-04      ACH Credit                                              1,302.00
            HILO SALES 636 TELECHECK 030804 05781608
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000431           1,261.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000655           1,250.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           1,229.87
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           1,217.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000451           1,215.48
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000431           1,183.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000451           1,177.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000461           1,139.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           1,101.88
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424           1,099.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000461             976.52
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000431             925.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000461             907.38
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             894.08
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             877.76
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000441             850.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000335             837.21
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000441             831.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000431             793.50
-------------------------------------------------------------------------------
08-04      ATM Deposit                       00000000441             791.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000422             736.09
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000461             729.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000461             719.38
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             717.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000441             683.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             652.00
-------------------------------------------------------------------------------
08-04      ACH Credit                                                640.00
            ALA MOANA TICKET TELECHECK 030804 05712517
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000462             622.70
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000452             617.57
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000451             611.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000441             587.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000441             550.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             546.40
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             541.07
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             530.00
-------------------------------------------------------------------------------
08-04      ACH Credit                                                522.00
            JCBI HI BKCD DEPST 200308 0001370758
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000461             513.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000451             486.00
-------------------------------------------------------------------------------
O8-04      Deposit Non Teller                00000000424             463.30
-------------------------------------------------------------------------------
08-04      ATM Deposit                       00000000441             463.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             461.07
-------------------------------------------------------------------------------
08-04      ACH Credit                                                437.00
            AIRLINES REPORTI PAYABLES 080103 C173
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             410.00

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 7 of 23
August 15, 2003                                                    0001-042424

Date       Description                                          Additions
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000451             385.15
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             384.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             381.00
-------------------------------------------------------------------------------
08-04      ACH Credit                                                374.08
            KONA KEAHOLE STA TELECHECK 030804 05781606
-------------------------------------------------------------------------------
08-04      ACH Credit                                                354.00
            JCBI HI BKCD DEPST 200307 0001370758
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000461             346.00
-------------------------------------------------------------------------------
08-04      Customer Deposit                  00000000445             328.00
-------------------------------------------------------------------------------
08-04      ATM Deposit                       00000000442             305.24
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000681             286.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000336             273.50
-------------------------------------------------------------------------------
08-04      ACH Credit                                                266.16
            KAUAI PASSENGER TELECHECK 030804 05764731
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000462             261.53
-------------------------------------------------------------------------------
O8-04      Deposit Non Teller                00000000442             255.75
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000336             251.07
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             250.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000431             250.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000422             240.57
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             235.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             182.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000432             154.46
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             150.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             147.00
-------------------------------------------------------------------------------
08-04      ACH Credit                                                134.00
            AIRLINES REPORTI PAYABLES 080103 A173
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000452             119.39
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000336             112.49
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424             100.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424              87.00
-------------------------------------------------------------------------------
08-04      Customer Deposit                  00000000445              85.00
-------------------------------------------------------------------------------
08-04      Customer Deposit                  00000000445              82.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424              75.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424              66.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424              51.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424              50.00
-------------------------------------------------------------------------------
08-04      Customer Deposit                  00000000445              40.00
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000335              40.00
-------------------------------------------------------------------------------
08-04      Customer Deposit                  00000000445              34.08
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424              25.00
-------------------------------------------------------------------------------
08-04      Customer Deposit                  00000000444              17.90
-------------------------------------------------------------------------------
08-04      Customer Deposit                  00000000444              17.04
-------------------------------------------------------------------------------
08-04      Deposit Non Teller                00000000424              12.00
-------------------------------------------------------------------------------
08-05      Wire Transfer Credit                                  735,222.61
            BOH FUNDS TRANSFER 080503 030805000607702
-------------------------------------------------------------------------------
08-05      ACH Credit                                             31,622.00
            DISCOVER BUS SVC SETTLEMENT 030802 601101601001736
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424           7,640.15
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424           3,786.00
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000461           3,733.34

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 8 of 23
August 15, 2003                                                    0001-042424

Date       Description                                          Additions
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424           3,419.01
-------------------------------------------------------------------------------
08-05      ACH Credit                                              3,095.00
            HAWAIIAN VAC SEC FEES 080403
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424           2,835.81
-------------------------------------------------------------------------------
08-05      ACH Credit                                              2,806.36
            ALA MOANA TICKET TELECHECK 030805 05712517
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000679           2,686.35
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000441           2,680.00
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000679           2,438.74
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000679           2,231.28
-------------------------------------------------------------------------------
08-05      ACH Credit                                              2,220.98
            ALA MOANA TICKET TELECHECK 030805 05712517
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000679           2,191.31
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424           2,021.86
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424           1,845.02
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424           1,831.50
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000441           1,818.20
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424           1,277.66
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000431           1,156.00
-------------------------------------------------------------------------------
08-05      ACH Credit                                              1,098.00
            KAHULUI PAX NO 4 TELECHECK 030805 05771405
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000679           1,068.10
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000679           1,051.70
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000461             939.76
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424             869.20
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424             851.24
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000431             837.38
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424             808.00
-------------------------------------------------------------------------------
08-05      ACH Credit                                                775.00
            KAHULUI PAX NO 4 TELECHECK 030805 05771405
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424             725.00
-------------------------------------------------------------------------------
08-05      Customer Deposit                  00000000445             683.00
-------------------------------------------------------------------------------
08-05      ACH Credit                                                680.00
            KAHULUI PAX NO 4 TELECHECK 030805 05771405
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000679             652.31
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000462             647.54
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000679             628.58
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424             628.00
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424             621.00
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000441             620.00
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000441             604.00
-------------------------------------------------------------------------------
08-05      ACH Credit                                                587.00
            KAUAI PASSENGER TELECHECK 030805 05754731
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000451             581.08
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000432             516.89
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424             467.08
-------------------------------------------------------------------------------
08-05      ACH Credit                                                449.00
            KONA KEAHOLE STA TELECHECK 030805 05781606
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000422             417.99
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424             415.00
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000679             411.00

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 9 of 23
August 15, 2003                                                    0001-042424

Date       Description                                          Additions
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000451             389.00
-------------------------------------------------------------------------------
08-05      ACH Credit                                                352.00
            HILO PASSENGER 4 TELECHECK 030805 05781604
-------------------------------------------------------------------------------
08-05      ACH Credit                                                322.57
            KONA KEAHOLE STA TELECHECK 030805 05781606
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424             276.00
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000452             255.64
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424             250.00
-------------------------------------------------------------------------------
08-05      ACH Credit                                                248.00
            HONOLULU STN PAX TELECHECK 030805 05712512
-------------------------------------------------------------------------------
08-05      ACH Credit                                                206.00
            HILO SALES 636 TELECHECK 030805 05781608
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000422             185.69
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000431             170.00
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000442             146.78
-------------------------------------------------------------------------------
08-05      ACH Credit                                                 72.00
            HILO PASSENGER 4 TELECHECK 030805 05781604
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424              50.00
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424              40.00
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000424              35.00
-------------------------------------------------------------------------------
08-05      ACH Credit                                                 32.88
            KAUAI PASSENGER TELECHECK 030805 05764731
-------------------------------------------------------------------------------
08-05      ACH Credit                                                 25.00
            HONOLULU STN PAX TELECHECK 030805 05712512
-------------------------------------------------------------------------------
08-05      Deposit Non Teller                00000000679              13.44
-------------------------------------------------------------------------------
08-06      Automatic Transfer                                    157,271.73
            TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
            0034036160
-------------------------------------------------------------------------------
08-06      Interest Transfer                                           2.34
            FROM ACCT NO. 0006-000673 FROM CD NO.
            0000-000001
-------------------------------------------------------------------------------
08-06      Wire Transfer Credit                                2,733,780.35
            BOH FUNDS TRANSFER 080603 030806000342702
            ARC 173
-------------------------------------------------------------------------------
08-06      Wire Transfer Credit                                  844,242.08
            BOH FUNDS TRANSFER 080603 030804001869702
            TR00941216002600
-------------------------------------------------------------------------------
08-06      Wire Transfer Credit                                  735,044.98
            BOH FUNDS TRANSFER 080603 030806000512702
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000335         191,716.83
-------------------------------------------------------------------------------
08-06      ACH Credit                                            129,005.82
            DISCOVER BUS SVC SETTLEMENT 030805 601101601001736
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000336          72,679.39
-------------------------------------------------------------------------------
08-06      Wire Transfer Credit                                   48,999.00
            BOH FUNDS TRANSFER 080603 030806000069702
            029-OTT-316257
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000335          31,457.61
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000335          17,032.66
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000335          14,766.57
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000335          10,070.91
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000681           8,190.00

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 10 of 23
August 15, 2003                                                    0001-042424

Date       Description                                          Additions
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                                      6,765.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000679           4,814.43
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424           4,393.88
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000431           3,688.18
-------------------------------------------------------------------------------
08-06      Customer Deposit                  00000000636           3,241.99
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000461           3,077.53
-------------------------------------------------------------------------------
08-06      Customer Deposit                  00000000636           3,066.95
-------------------------------------------------------------------------------
08-06      ACH Credit                                              2,990.33
            ALA MOANA TICKET TELECHECK 030806 05712517
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424           2,930.02
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424           2,447.62
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000681           2,329.50
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424           2,200.76
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000679           2,174.85
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000655           2,125.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424           2,098.96
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000441           1,689.16
-------------------------------------------------------------------------------
08-06      Customer Deposit                  00000000636           1,671.38
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000442           1,663.77
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000679           1,528.90
-------------------------------------------------------------------------------
08-06      Deposit Non Telier                00000000681           1, 294.20
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424           1,193.88
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000441           1,189.20
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424           1,033.56
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000431             977.00
-------------------------------------------------------------------------------
08-06      ACH Credit                                                933.68
            KAHULUI PAX NO 4 TELECHECK 030806 05771405
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424             904.36
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000462             882.67
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000451             839.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000441             826.94
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424             773.70
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000336             762.80
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000655             750.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424             741.47
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000441             657.00
-------------------------------------------------------------------------------
08-06      ACH Credit                                                651.00
            HILO SALES 636 TELECHECK 030806 05781608
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000461             600.10
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000679             568.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000451             539.50
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000681             529.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424             526.20
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000452             439.38
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424             330.88
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424             315.00
-------------------------------------------------------------------------------
08-06      Customer Deposit                  00000000636             253.02
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                                        205.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000336             169.83
-------------------------------------------------------------------------------
08-06      ACH Credit                                                144.00
            KAUAI PASSENGER TELECHECK 030806 05764731

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 11 of 23
August 15, 2003                                                     0001-042424

Date       Description                                               Additions
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424             115.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000432             100.37
-------------------------------------------------------------------------------
08-06      ACH Credit                                                100.00
            KONA KEAHOLE STA TELECHECK 030806 05781606
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424              90.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000336              60.92
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424              39.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000335              36.21
-------------------------------------------------------------------------------
08-06      Customer Deposit                  00000000444              30.26
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000336              30.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000336              30.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000336              30.00
-------------------------------------------------------------------------------
08-06      Customer Deposit                  00000000444              29.80
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000335              15.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000336              15.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000336              15.00
-------------------------------------------------------------------------------
08-06      Deposit Non Teller                00000000424              12.00
-------------------------------------------------------------------------------
08-06      Credit Memo                                                 2.00
-------------------------------------------------------------------------------
08-07      Automatic Transfer                                        503.48
            TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
            0034036160
-------------------------------------------------------------------------------
08-07      Wire Transfer Credit                                  879,529.81
            BOH FUNDS TRANSFER 080703 030807000727702
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000335         199,288.92
-------------------------------------------------------------------------------
08-07      ACH Credit                                             29,695.58
            DISCOVER BUS SVC SETTLEMENT 030806 601101601001736
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000335          15,014.27
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000336           9,771.78
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000431           6,524.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                                      5,726.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000681           5,508.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000441           4,378.30
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000441           4,345.24
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000422           4,028.69
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000681           2,803.04
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424           2,639.18
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424           2,576.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424           2,135.81
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424           2,116.50
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000335           1,774.09
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000431           1,773.64
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000655           1,750.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424           1,705.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424           1,648.48
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000422           1,634.57
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424           1,596.99
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424           1,560.93
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424           1,557.90
-------------------------------------------------------------------------------
08-07      ACH Credit                                              1,471.18
            ALA MOANA TICKET TELECHECK  030807 05712517
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000461           1,344.38

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 12 of 23
August 15, 2003                                                     0001-042424

Date       Description                                               Additions
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000461           1,337.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424             989.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000441             958.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000679             943.74
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424             917.01
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000679             836.34
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000441             638.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000679             555.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000679             522.00
-------------------------------------------------------------------------------
08-07      ACH Credit                                                504.00
            KAHULUI PAX NO 4 TELECHECK 030807 05771405
-------------------------------------------------------------------------------
08-07      ACH Credit                                                459.00
            JCBI HI BKCD DEPST 200308 0001290782
-------------------------------------------------------------------------------
08-07      Customer Deposit                  00000000445             455.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000462             397.76
-------------------------------------------------------------------------------
08-07      ACH Credit                                                385.00
            KONA KEAHOLE STA TELECHECK 030807 05781606
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000681             370.10
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424             307.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000442             235.83
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000431             220.00
-------------------------------------------------------------------------------
08-07      Customer Deposit                  00000000445             218.16
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000336             200.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000681             162.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000432             148.49
-------------------------------------------------------------------------------
08-07      ACH Credit                                                144.00
            JCBI HI BKCD DEPST 200308 0001484047
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000679             137.08
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000336             125.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424             106.00
-------------------------------------------------------------------------------
08-07      ACH Credit                                                 93.00
            HILO SALES 636 TELECHECK 030807 05781608
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424              93.00
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424              87.38
-------------------------------------------------------------------------------
08-07      ACH Credit                                                 82.00
            MOLOKAI STATION TELECHECK 030807 05771408
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424              74.38
-------------------------------------------------------------------------------
08-07      ACH Credit                                                 59.08
            KAUAI PASSENGER TELECHECK 030807 05764731
-------------------------------------------------------------------------------
08-07      Deposit Non Teller                00000000424              45.00
-------------------------------------------------------------------------------
08-07      Customer Deposit                  00000000444              29.80
-------------------------------------------------------------------------------
08-08      Automatic Transfer                                     74,248.40
            TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
            0034036160
-------------------------------------------------------------------------------
08-08      Wire Transfer Credit                                  882,184.79
            BOH FUNDS TRANSFER 080803 030808000744702
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000336         354,761.14
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000335          78,939.51
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000335          60,137.78

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 13 of 23
August 15, 2003                                                     0001-042424

Date       Description                                               Additions
-------------------------------------------------------------------------------
08-08      ACH Credit                                             45,831.66
            USPS ST. LOUIS CONTRACTS 030808
            990042880EA0000
-------------------------------------------------------------------------------
08-08      ACH Credit                                             34,982.91
            DISCOVER BUS SVC SETTLEMENT 030807 601101601001736
-------------------------------------------------------------------------------
08-08      ACH Credit                                             14,571.57
            USPS ST. LOUIS CONTRACTS 030808
            990042880EA0000
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424           6,111.75
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000441           5,625.83
-------------------------------------------------------------------------------
08-08      Customer Deposit                  00000000431           3,607.50
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424           3,461.47
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424           2,846.00
-------------------------------------------------------------------------------
08-08      ACH Credit                                              2,777.00
            KAHULUI PAX NO 4 TELECHECK 030808 05771405
-------------------------------------------------------------------------------
08-08      ACH Credit                                              2,684.14
            ALA MOANA TICKET TELECHECK 030808 05712517
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000679           2,564.08
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000336           2,271.71
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424           2,083.78
-------------------------------------------------------------------------------
08-08      ACH Credit                                              1,954.50
            HONOLULU STN FRT TELECHECK 030808 05712511
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424           1,952.33
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424           1,951.62
-------------------------------------------------------------------------------
08-08      Customer Deposit                  00000000431           1,635.00
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000679           1,618.51
-------------------------------------------------------------------------------
08-08      Wire Transfer Credit                                    1,446.57
            BOH FUNDS TRANSFER 080803  030808000286702
            ARC 173
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424           1,420.10
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424           1,417.84
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000451           1,140.75
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424           1,096.14
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424           1,076.36
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000441           1,043.26
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000451           1,007.08
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000655           1,000.00
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000441             886.00
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000441             715.00
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000679             672.00
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000442             669.32
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424             624.00
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000679             501.00
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424             437.00
-------------------------------------------------------------------------------
08-08      ACH Credit                                                413.00
            KAUAI PASSENGER TELECHECK 030808 05764731
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000681             345.44
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000681             341.20
-------------------------------------------------------------------------------
08-08      ACH Credit                                                336.00
            KONA KEAHOLE STA TELECHECK 030808 05781606
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424             329.00

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 14 of 23
August 15, 2003                                                     0001-042424

Date       Description                                               Additions
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000451             326.00
-------------------------------------------------------------------------------
08-08      ACH Credit                                                320.29
            HILO PASSENGER 4 TELECHECK 030808 05781604
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000336             303.28
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424             273.00
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424             240.00
-------------------------------------------------------------------------------
08-08      ACH Credit                                                223.00
            HILO SALES 636 TELECHECK 030808 05781608
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000451             181.00
-------------------------------------------------------------------------------
08-08      Customer Deposit                  00000000432             166.84
-------------------------------------------------------------------------------
08-08      ACH Credit                                                153.00
            EQUIVA PAYMENTS 030808 02232000133984
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424             150.00
-------------------------------------------------------------------------------
08-08      ACH Credit                                                 81.00
            JCBI HI BKCD DEPST 200308 0001290832
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424              75.00
-------------------------------------------------------------------------------
08-08      Deposit Non Teller                00000000424              27.00
-------------------------------------------------------------------------------
08-08      ACH Credit                                                 25.00
            MOLOKAI STATION TELECHECK 030808  05771408
-------------------------------------------------------------------------------
08-11      Automatic Transfer                                        246.70
            TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
            0034036160
-------------------------------------------------------------------------------
08-11      Wire Transfer Credit                                2,183,248.82
            BOH FUNDS TRANSFER 081103 030811000493702
-------------------------------------------------------------------------------
08-11      ACH Credit                                          1,673,697.81
            AMERICAN EXPRESS SETTLEMENT 030811 7992400143
-------------------------------------------------------------------------------
08-11      Wire Transfer Credit                                  742,138.00
            BOH FUNDS TRANSFER 081103 030811000644702
            TEBC OF 03/08/11
-------------------------------------------------------------------------------
08-11      Wire Transfer Credit                                  163,892.04
            BOH FUNDS TRANSFER 081103 030811000408702
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000335         119,540.77
-------------------------------------------------------------------------------
08-11      Credit Memo                                            80,006.45
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000335          72,136.88
-------------------------------------------------------------------------------
08-11      ACH Credit                                             45,527.25
            DISCOVER BUS SVC SETTLEMENT 030808 601101601001736
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000681          11,369.02
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           6,944.75
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           6,527.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000441           5,286.98
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           4,874.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           3,368.16
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           3,067.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000679           2,935.01
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000681           2,762.09
-------------------------------------------------------------------------------
08-11      ACH Credit                                              2,601.64
            ALA MOANA TICKET TELECHECK 030811 05712517
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000431           2,516.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000679           2,350.30
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000652           2,141.10
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           1,880.02

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 15 of 23
August 15, 2003                                                     0001-042424

Date       Description                                               Additions
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           1,865.39
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000441           1,825.30
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000451           1,764.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           1,660.79
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           1,625.19
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000431           1,615.04
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000679           1,598.16
-------------------------------------------------------------------------------
08-11      Deposit Noon Teller               00000000424           1,547.30
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           1,447.20
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           1,433.50
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000451           1,383.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000461           1,375.11
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           1,351.80
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000431           1,347.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           1,175.70
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           1,171.90
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           1,102.40
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           1,100.84
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424           1,046.72
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000441           1,024.41
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000431             954.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000679             944.02
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             931.00
-------------------------------------------------------------------------------
08-11      ACH Credit                                                925.76
            KAHULUI PAX NO 4 TELECHECK 030811 05771405
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000441             855.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000679             846.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000441             782.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000452             776.67
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000461             762.84
-------------------------------------------------------------------------------
08-11      Customer Deposit                  00000000424             756.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             717.08
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000681             713.20
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000441             683.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000431             675.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000335             667.74
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             645.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             636.38
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             627.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000422             625.38
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             619.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000451             597.08
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             593.08
-------------------------------------------------------------------------------
08-11      Customer Deposit                  00000000424             587.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000451             584.75
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             582.08
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000679             572.16
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             536.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             515.45
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             515.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             515.00

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 16 of 23
August 15, 2003                                                     0001-042424

Date       Description                                               Additions
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000451             511.08
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000462             510.26
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             500.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000452             486.44
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             483.08
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000422             416.32
-------------------------------------------------------------------------------
08-11      ACH Credit                                                412.00
            JCB1 HI BKCD DEPST 200308 0001370758
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000442             404.09
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000441             400.00
-------------------------------------------------------------------------------
08-11      Customer Deposit                  00000000424             388.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             378.08
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             358.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             356.00
-------------------------------------------------------------------------------
08-11      ACH Credit                                                278.00
            KONA KEAHOLE STA TELECHECK 030811 05781606
-------------------------------------------------------------------------------
08-11      Customer Deposit                  00000000424             268.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             267.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000451             265.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000681             262.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             255.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             230.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000679             212.45
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             206.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000431             205.87
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000432             191.85
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             175.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000442             165.36
-------------------------------------------------------------------------------
08-11      ACH Credit                                                144.00
            JCBI HI BKCD DEPST 200308 0001316694
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424             143.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000335             135.75
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000681             131.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000452             101.19
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424              90.00
-------------------------------------------------------------------------------
08-11      Customer Deposit                  00000000444              89.40
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424              84.08
-------------------------------------------------------------------------------
08-11      Customer Deposit                  00000000444              73.98
-------------------------------------------------------------------------------
08-11      ACH Credit                                                 72.00
            KAUAI PASSENGER TELECHECK 030811 05764731
-------------------------------------------------------------------------------
08-11      Customer Deposit                  00000000444              68.16
-------------------------------------------------------------------------------
08-11      Customer Deposit                  00000000424              50.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424              50.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000452              35.12
-------------------------------------------------------------------------------
08-11      ACH Credit                                                 32.65
            HONOLULU STN FRT TELECHECK 030811 05712511
-------------------------------------------------------------------------------
08-11      ACH Credit                                                 25.00
            HILO PASSENGER 4 TELECHECK 030811 05781604
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424              25.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424              25.00
-------------------------------------------------------------------------------
08-11      Deposit Non Teller                00000000424              20.00

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 17 of 23
August 15, 2003                                                     0001-042424

Date       Description                                               Additions
-------------------------------------------------------------------------------
08-11      ACH Credit                                                  9.92
            JCB1 HI BKCD M DSC 200308 0001370758
-------------------------------------------------------------------------------
08-12      Wire Transfer Credit                                  747,866.15
            BOH FUNDS TRANSFER 081203 030812000482702
-------------------------------------------------------------------------------
08-12      ACH Credit                                             47,225.96
            DISCOVER BUS SVC SETTLEMENT 030809 601101601001736
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000461           9,480.56
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000461           3,575.11
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000461           2,766.95
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000441           2,707.38
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000679           2,047.84
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000461           1,940.92
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000431           1,866.00
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000431           1,738.58
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000461           1,644.42
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000679           1,587.36
-------------------------------------------------------------------------------
08-12      ACH Credit                                              1,357.62
            ALA MOANA TICKET TELECHECK 030812 05712517
-------------------------------------------------------------------------------
08-12      ACH Credit                                              1,346.00
            KAUAI PASSENGER TELECHECK 030812 05764731
-------------------------------------------------------------------------------
08-12      ACH Credit                                              1,007.56
            KAHULUI PAX NO 4 TELECHECK 030812 05771405
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000461             937.00
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000451             785.00
-------------------------------------------------------------------------------
08-12      ACH Credit                                                782.48
            ALA MOANA TICKET TELECHECK 030812 05712517
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000441             711.00
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000441             702.00
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000441             632.00
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000441             590.00
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000451             582.00
-------------------------------------------------------------------------------
08-12      Customer Deposit                                          565.00
-------------------------------------------------------------------------------
08-12      ACH Credit                                                563.72
            KONA KEAHOLE STA TELECHECK 030812 05781606
-------------------------------------------------------------------------------
08-12      ACH Credit                                                514.00
            HILO SALES 636 TELECHECK 030812 05781608
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000679             441.00
-------------------------------------------------------------------------------
08-12      ACH Credit                                                440.00
            KAHULUI PAX NO 4 TELECHECK 030812 05771405
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000461             413.00
-------------------------------------------------------------------------------
08-12      ACH Credit                                                372.00
            HILO PASSENGER 4 TELECHECK 030812 05781604
-------------------------------------------------------------------------------
08-12      ACH Credit                                                320.38
            KAHULUI PAX NO 4 TELECHECK 030812 05771405
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000461             275.00
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000679             255.00
-------------------------------------------------------------------------------
08-12      ACH Credit                                                246.00
            KONA KEAHOLE STA TELECHECK 030812 05781606
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000431             240.00
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000432             224.91

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 18 of 23
August 15, 2003                                                     0001-042424

Date       Description                                               Additions
-------------------------------------------------------------------------------
08-12      ACH Credit                                                223.00
            KAUAI PASSENGER TELECHECK 030812 05764731
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                                        219.03
-------------------------------------------------------------------------------
08-12      ACH Credit                                                212.00
            HILO PASSENGER 4 TELECHECK 030812 05781604
-------------------------------------------------------------------------------
08-12      ACH Credit                                                206.00
            KAUAI PASSENGER TELECHECK 030812  05764731
-------------------------------------------------------------------------------
08-12      ACH Credit                                                200.19
            KONA KEAHOLE STA TELECHECK 030812 05781606
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000452             194.12
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000462             127.86
-------------------------------------------------------------------------------
08-12      Customer Deposit                  00000000445             123.38
-------------------------------------------------------------------------------
08-12      ACH Credit                                                116.00
            HILO PASSENGER 4 TELECHECK 030812 05781604
-------------------------------------------------------------------------------
08-12      Customer Deposit                  00000000445             115.73
-------------------------------------------------------------------------------
08-12      Deposit Non Teller                00000000679              90.78
-------------------------------------------------------------------------------
08-12      Customer Deposit                  00000000445              29.80
-------------------------------------------------------------------------------
08-13      Automatic Transfer                                    208,627.05
            TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
            0034036160
-------------------------------------------------------------------------------
08-13      Wire Transfer Credit                                2,403,455.75
            BOH FUNDS TRANSFER 081303 030813000339702
            ARC 173
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000335         793,063.40
-------------------------------------------------------------------------------
08-13      Wire Transfer Credit                                  710,014.19
            BOH FUNDS TRANSFER 081303 030813000878702
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000335         213,000.00
-------------------------------------------------------------------------------
08-13      Wire Transfer Credit                                   80,728.10
            BOH FUNDS TRANSFER 081303 030813000063702
            RGT604019225
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000681          77,428.64
-------------------------------------------------------------------------------
08-13      Wire Transfer Credit                                   70,952.07
            BOH FUNDS TRANSFER 081303 030813001069702
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000335          64,544.11
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000335          48,454.53
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000336          34,725.76
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000335          29,377.84
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000681           8,612.22
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000431           8,447.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424           8,109.32
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424           6,474.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424           5,727.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000441           4,251.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000335           3,790.87
-------------------------------------------------------------------------------
08-13      ACH Credit                                              3,665.06
            ALA MOANA TICKET TELECHECK 030813 05712517
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000422            3,620.24
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424            3,072.77
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424            3,046.79
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000679            2,856.49
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424            2,809.05

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC.                                            Page 19 of 23
August 15, 2003                                                     0001-042424

Date       Description                                               Additions
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000655            2,776.00
-------------------------------------------------------------------------------
08-13      Customer Deposit                  00000000636            2,757.57
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000422            2,713.15
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424            2,690.37
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424            2,639.03
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000336            2,608.90
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000441            2,506.08
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000431            2,436.00
-------------------------------------------------------------------------------
08-13      Customer Deposit                  00000000636            2,391.14
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424            2,391.12
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000679            2,345.63
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000441            2,160.78
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000681            2,000.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424            1,469.05
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424            1,468.68
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424            1,421.40
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424            1,420.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424            1,385.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                                       1,185.42
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000422            1,118.40
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424            1,113.16
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424            1,023.40
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424            1,005.18
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000441              957.09
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000451              947.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              812.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000451              794.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000441              705.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000441              687.00
-------------------------------------------------------------------------------
08-13      Customer Deposit                  00000000636              663.44
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              647.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000441              613.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000679              603.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000461              592.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              583.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              573.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000441              562.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000441              489.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000461              484.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              468.18
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000422              456.08
-------------------------------------------------------------------------------
08-13      ACH Credit                                                 437.88
            KONA KEAHOLE STA TELECHECK 030813 05781606
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              427.76
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000681              425.20
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000681              420.62
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              374.60
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000422              371.30
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              357.63
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              355.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000432              348.07

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC.                                            Page 20 of 23
August 15, 2003                                                     0001-042424

Date       Description                                               Additions
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000442              333.72
-------------------------------------------------------------------------------
08-13      ACH Credit                                                 300.00
            HILO SALES 636 TELECHECK 030813 05781608
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              300.00
-------------------------------------------------------------------------------
08-13      ACH Credit                                                 294.00
            KAHULUI PAX NO 4 TELECHECK 030813 05771405
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000422              291.27
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              275.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              266.28
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000681              248.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000332              230.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              225.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000452              209.25
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              200.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              190.02
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              165.00
-------------------------------------------------------------------------------
08-13      Customer Deposit                  00000000445              164.00
-------------------------------------------------------------------------------
08-13      Customer Deposit                  00000000636              162.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              150.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              150.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              149.43
-------------------------------------------------------------------------------
08-13      ACH Credit                                                 144.00
            JCB1 HI 8KCD DEPST 200308 0001290857
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              141.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000681              136.34
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              126.77
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000462              125.69
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000679              122.08
-------------------------------------------------------------------------------
08-13      Customer Deposit                  00000000445              122.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              121.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424              110.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000336              100.20
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000336               97.50
-------------------------------------------------------------------------------
08-13      Customer Deposit                  00000000444               96.90
-------------------------------------------------------------------------------
08-13      ACH Credit                                                  93.00
            HILO PASSENGER 4 TELECHECK 030813 05781604
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424               57.38
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000335               50.75
-------------------------------------------------------------------------------
08-13      Customer Deposit                  00000000636               40.32
-------------------------------------------------------------------------------
08-13      Customer Deposit                  00000000444               31.07
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000336               30.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000336               15.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000336               15.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000336               15.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000336               15.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000336               15.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000336               15.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424               15.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000335               10.90
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424                9.00
-------------------------------------------------------------------------------
08-13      Deposit Non Teller                00000000424                9.00

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC.                                            Page 21 of 23
August 15, 2003                                                     0001-042424

Date       Description                                               Additions
-------------------------------------------------------------------------------
08-14      Automatic Transfer                                         222.38
            TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
            0034036160
-------------------------------------------------------------------------------
08-14      Wire Transfer Credit                                   824,218.70
            BOH FUNDS TRANSFER 081403 030814000402702
-------------------------------------------------------------------------------
08-14      ACH Credit                                             152,998.27
            DISCOVER BUS SVC SETTLEMENT 030813 601 101601001736
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000335         1 17,507.83
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000335           40,862.35
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424            5,781.00
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000441            4,854.62
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000679            4,600.09
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424            4,594.56
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000681            4,024.52
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000681            3,544.50
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000451            3,052.00
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000461            2,697.49
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000336            2,628.80
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000431            2,360.80
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424            2,214.77
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000431            2,052.00
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424            1,907.08
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000679            1,884.00
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424            1,600.00
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000679            1,531.83
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424            1,225.80
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424              963.00
-------------------------------------------------------------------------------
08-14      ACH Credit                                                 942.00
            KAHULUI PAX NO 4 TELECHECK 030814    05771405
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424              894.36
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000422              839.38
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424              799.06
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000441              683.00
-------------------------------------------------------------------------------
08-14      ACH Credit                                                 671.00
            HILO PASSENGER 4 TELECHECK 030814  05781604
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000441              669.50
-------------------------------------------------------------------------------
08-14      ACH Credit                                                 626.28
            ALA MOANA TICKET TELECHECK 030814 05712517
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424              624.44
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424              613.00
-------------------------------------------------------------------------------
08-14      ACH Credit                                                 534.39
            HILO SALES 636 TELECHECK 030814 05781608
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000681              495.56
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000432              456.08
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000681              427.81
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424              415.00
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000441              380.00
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000451              369.08
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424              368.00
-------------------------------------------------------------------------------
08-14      Deposit Adjustment                00000000441              363.00
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424              359.00

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC.                                            Page 22 of 23
August 15, 2003                                                     0001-042424

Date       Description                                               Additions
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424              341.00
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000442              293.53
-------------------------------------------------------------------------------
08-14      ACH Credit                                                 281.00
            KONA KEAHOLE STA TELECHECK 030814 05781606
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000679              260.98
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000422              254.44
-------------------------------------------------------------------------------
08-14      ACH Credit                                                 237.00
            KAUAI PASSENGER TELECHECK 030814 05764731
-------------------------------------------------------------------------------
08-14      ACH Credit                                                 153.00
            EQUIVA PAYMENTS 030814 02232000134439
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424              124.00
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424              105.00
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000452               32.81
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000424               25.00
-------------------------------------------------------------------------------
08-14      Deposit Non Teller                00000000441               10.00
-------------------------------------------------------------------------------
08-15      Wire Transfer Credit                                 1,541,626.70
            BOH FUNDS TRANSFER 081503 030815000067702
            000001670
-------------------------------------------------------------------------------
08-15      Wire Transfer Credit                                   801,932.89
            BOH FUNDS TRANSFER 081503 030815000781702
-------------------------------------------------------------------------------
08-15      Wire Transfer Credit                                   194,599.49
            BOH FUNDS TRANSFER 081503 030815000064702
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000335          143,590.04
-------------------------------------------------------------------------------
08-15      ACH Credit                                              42,409.42
            DISCOVER BUS SVC SETTLEMENT 030814 601 101601001736
-------------------------------------------------------------------------------
08-15      ACH Credit                                              40,145.93
            LISPS ST. LOUIS CONTRACTS 030815
            990042880EA0000
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000335           37,589.32
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000335           28,400.50
-------------------------------------------------------------------------------
08-15      ACH Credit                                              15,695.25
            LISPS ST. LOUIS CONTRACTS 030815
            990042880EA0000
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424            6,248.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000679            4,020.94
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000335            3,487.52
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424            3,222.90
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000431            3,067.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424            2,937.24
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424            2,722.99
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000441            2,222.58
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424            2,039.18
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424            1,849.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424            1,788.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000655            1,750.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000441            1,536.38
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000681            1,442.91
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424            1,379.40
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000679            1,197.01
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000451            1,192.24
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000431            1,189.01

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC.                                            Page 23 of 23
August 15, 2003                                                     0001-042424

Date       Description                                               Additions
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000655            1,125.00
-------------------------------------------------------------------------------
08-15      ACH Credit                                               1,092.00
            EQUIVA PAYMENTS 030815  02232000134612
-------------------------------------------------------------------------------
08-15      ACH Credit                                               1,014.41
            JCB1 HI BKCD DEPST 200308 0001484047
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000451              925.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424              853.32
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424              834.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000441              615.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424              602.90
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424              515.00
-------------------------------------------------------------------------------
08-15      ACH Credit                                                 489.80
            ALA MOANA TICKET TELECHECK 030815 05712517
-------------------------------------------------------------------------------
08-15      Customer Deposit                  00000000444              475.90
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000441              400.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424              364.16
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000681              341.80
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000679              327.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000442              315.59
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424              310.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424              260.00
-------------------------------------------------------------------------------
08-15      ACH Credit                                                 250.00
            KAUAI PASSENGER TELECHECK 030815 05764731
-------------------------------------------------------------------------------
08-15      ACH Credit                                                 175.00
            KONA KEAHOLE STA TELECHECK   030815 05781606
-------------------------------------------------------------------------------
08-15      ACH Credit                                                 174.00
            JCB1 HI BKCD DEPST 200308 0001316694
-------------------------------------------------------------------------------
08-15      Wire Transfer Credit                                       153.00
            BOH FUNDS TRANSFER 081503 030815000444702
            ARC 173
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424              135.00
-------------------------------------------------------------------------------
08-15      ACH Credit                                                 126.83
            KAHULUI PAX NO 4 TELECHECK 030815 05771405
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000681              124.00
-------------------------------------------------------------------------------
08-15      Customer Deposit                  00000000444              110.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424              110.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000432              104.43
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000655               88.42
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000335               82.73
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000655               75.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424               50.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424               20.00
-------------------------------------------------------------------------------
08-15      Deposit Non Teller                00000000424               15.00


DAILY BALANCES

Date          Amount         Date            Amount       Date        Amount
--------------------         ----------------------       ------------------
07-31           0.00         08-06             0.00       08-12        0.00
--------------------         ----------------------       ------------------
08-01           0.00         08-07             0.00       08-13        0.00
--------------------         ----------------------       ------------------
08-04           0.00         08-08             0.00       08-14        0.00
--------------------         ----------------------       ------------------
08-05           0.00         08-11             0.00       08-15        0.00
--------------------         ----------------------       ------------------

[LOGO OMITTED] Bank of Hawaii            Statement of Account
Last statement: August 15, 2003
This statement: August 31, 2003          Account: 0001-042424
Total days in statement period: 16       Page 1 of 22
                                         Number of Enclosures: (732)

                                         Direct inquiries to:
                                         888-643-3888
HAWAIIAN AIRLINES INC
COLLECTION ACCOUNT                       BANK OF HAWAII
ATTN K RILEY                             P.O. BOX 2900
CORPORATE BANKING 297                    HONOLULU HI 96846
BANK OF HAWAII

==============================================================================

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY! APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

==============================================================================


Analyzed Business Checking

      Account number        0001-042424 Beginning balance                 $0.00
      Enclosures                    732 Total additions           34,504,102.25
      Low balance                 $0.00 Total subtractions        34,504,102.25
                                                                  -------------
      Average balance             $0.00 Ending balance                     $.00

CHECKS
      Number        Date       Amount       Number        Date         Amount
-------------------------------------------------------------------------------
                    08-19      500.00
-------------------------------------


DEBITS
      Date    Description                                          Subtractions
-------------------------------------------------------------------------------
      08-18   Deposited Item Rtned                                       120.03
-------------------------------------------------------------------------------
      08-18   ACH Debit                                                    8.21
                JCB1 HI BKCD M DSC 200308 0001370758
-------------------------------------------------------------------------------
      08-18   Automatic Transfer                                   5,989,065.04
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028588
-------------------------------------------------------------------------------
      08-19   Deposit Adjustment                                           6.00
-------------------------------------------------------------------------------
      08-19   Automatic Transfer                                   1,093,588.19
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028588
-------------------------------------------------------------------------------
      08-20   Deposited Item Rtned                                        34.08
-------------------------------------------------------------------------------
      08-20   ACH Debit                                                  121.40
                CLARKE AMERICAN CHK ORDER 030816 YZWR21320351100
-------------------------------------------------------------------------------
      08-20   ACH Debit                                                    9.98
                JCBI HI BKCD M DSC 200308 0001484054
-------------------------------------------------------------------------------
      08-20   Automatic Transfer                                   3,175,830.28
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028588

[LOGO OMITTED] Bank of Hawaii
===============================================================================
UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.

This statement summarizes the activity of your account(s) during the statement period shown on the front.
1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.
2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.
3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service Fee/Maintenance Fee (if any)).
4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).
5. DAILY BALANCE includes all activity up to and including that date.
6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.
-------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
-------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

      Ending balance reflected on this statement:                $_____________
      Add deposits and transfers to this account;
        not yet reflected on this statement:
         $______________  $______________
         $______________  $______________
         $______________  $______________                     +) $_____________

      Sub-Total:                                              =  $_____________

      Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
         $______________  $______________ $______________
         $______________  $______________ $______________
         $______________  $______________ $______________     -) $_____________

      Current Account Balance (For checking accounts, this
      amount should equal your checkbook register balance     =  $_____________
-------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement.
We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

     o    Your name and account number
     o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
     o    Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                 (TTY for the hearing impaired: 1-888-643-9888)
                          American Samoa: 684-633-4226
                        Guam and Saipan: 1-877-553-2424
                       Palau (Koror Branch): 680-488-2602
===============================================================================
MEMBER FDIC                                                      LOGO

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 2 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                          Subtractions
-------------------------------------------------------------------------------
      08-20   Automatic Transfer                                      36,958.63
                TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                0034036160
-------------------------------------------------------------------------------
      08-21   Deposit Adjustment                                         288.00
-------------------------------------------------------------------------------
      08-21   ACH Debit                                                    0.57
                JCBI HI BKCD M DSC 200308 0001290782
-------------------------------------------------------------------------------
      08-21   Automatic Transfer                                   1,135,533.87
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028588
-------------------------------------------------------------------------------
      08-22   Deposited Item Rtned                                     2,301.50
-------------------------------------------------------------------------------
      08-22   Debit Memo                                                 220.00
-------------------------------------------------------------------------------
      08-22     ACH Debit                                                 23.07
                JCBI HI BKCD M DSC 200308 0001484047
-------------------------------------------------------------------------------
      08-22   ACH Debit                                                   16.91
                JCBI HI 8KCD M DSC 200308 0001370758
-------------------------------------------------------------------------------
      08-22   ACH Debit                                                    2.99
                JCBI HI BKCD M DSC 200308 0001290832
-------------------------------------------------------------------------------
      08-22   Automatic Transfer                                   1,021,364.21
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028588
-------------------------------------------------------------------------------
      08-25   ACH Debit                                                  174.00
                JCBI HI BKCD DEPST 200308 0001370758
-------------------------------------------------------------------------------
      08-25   ACH Debit                                                   16.67
                JCBI HI BKCD M DSC 200308 0001484047
-------------------------------------------------------------------------------
      08-25   Automatic Transfer                                   2,392,100.28
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028588
-------------------------------------------------------------------------------
      08-26   Debit Memo                                                 230.00
-------------------------------------------------------------------------------
      08-26   Automatic Transfer                                   3,200,130.36
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028588
-------------------------------------------------------------------------------
      08-27   Deposited Item Rtned                                     3,305.50
-------------------------------------------------------------------------------
      08-27   Automatic Transfer                                   3,053,480.30
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028588
-------------------------------------------------------------------------------
      08-28   Automatic Transfer                                   1,074,667.74
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028588
-------------------------------------------------------------------------------
      08-29   Deposited Item Rtned                                       723.75
-------------------------------------------------------------------------------
      08-29   Debit Memo                                                 200.00
-------------------------------------------------------------------------------
      08-29   Automatic Transfer                                  12,323,080.69
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028588


CREDITS
      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-18   Automatic Transfer                                     160,003.41
              TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
              0034036160

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 3 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-18   Wire Transfer Credit                                 2,063,007.12
              BOH FUNDS TRANSFER 081803 030818000735702
-------------------------------------------------------------------------------
      08-18   ACH Credit                                           1,782,868.13
                AMERICAN EXPRESS SETTLEMENT 030818 7992400143
-------------------------------------------------------------------------------
      08-18   Wire Transfer Credit                                   749,985.00
                BOH FUNDS TRANSFER 081803 030818000074702
                245TTJ-20084241
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000336           475,965.84
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000335           241,153.48
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000335           183,087.12
-------------------------------------------------------------------------------
      08-18   Credit Memo                                             79,875.00
-------------------------------------------------------------------------------
      08-18   Wire Transfer Credit                                    56,701.97
                BOH FUNDS TRANSFER 081803 030818000716702
-------------------------------------------------------------------------------
      08-18   ACH Credit                                              29,822.04
                DISCOVER BUS SVC SETTLEMENT 030815
                601101601001736
-------------------------------------------------------------------------------
      08-18   Wire Transfer Credit                                    21,181.99
                BOH FUNDS TRANSFER 081803 030818000437702
                SWF OF 03/08/18
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000681             9,809.70
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             7,210.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             6,115.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             5,283.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000441             4,569.96
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000681             4,470.44
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             3,999.18
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000441             3,868.41
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000461             3,519.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             3,282.89
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000431             3,213.44
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             3,103.28
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000336             2,970.95
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             2,726.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             2,682.16
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000441             2,457.09
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             2,328.53
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             2,299.06
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000441             2,192.50
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             2,130.61
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             2,088.40
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             2,001.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             1,895.65
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             1,804.70
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             1,787.23
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             1,768.12
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000451             1,755.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000461             1,735.27
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000441             1,720.29
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             1,660.59
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000441             1,656.01
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             1,392.40
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000451             1,341.00

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 4 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                         Additions
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000431             1,336.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000431             1,330.88
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000431             1,247.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             1,240.35
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             1,239.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000442             1,183.12
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424             1,139.40
-------------------------------------------------------------------------------
      08-18   ACH Credit                                               1,125.50
                KAHULUI PAX NO 4 TELECHECK 030818 05771405
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000461             1,124.76
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000461             1,122.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000679             1,019.58
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               983.78
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               870.90
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               867.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000431               819.45
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000461               810.90
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               768.59
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000441               762.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000451               755.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               751.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               750.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000441               729.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               712.37
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               705.00
-------------------------------------------------------------------------------
      08-18   ACH Credit                                                 695.16
                ALA MOANA TICKET TELECHECK 030818 05712517
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000441               692.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000431               691.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000462               690.62
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               675.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000451               669.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000679               666.00
-------------------------------------------------------------------------------
      08-18   ACH Credit                                                 641.00
                KAUAI PASSENGER TELECHECK 030818 05764731
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000461               623.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000679               616.31
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000679               599.40
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000441               595.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000461               591.02
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000441               587.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000441               575.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               525.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000679               504.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               500.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               484.70
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000452               479.92
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000432               473.61
-------------------------------------------------------------------------------
      08-18   Customer Deposit                 00000000445               459.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               451.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               389.90

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 5 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               371.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000336               346.11
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               345.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               335.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               334.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               301.50
-------------------------------------------------------------------------------
      08-18   Customer Deposit                 00000000444               299.80
-------------------------------------------------------------------------------
      08-18   Customer Deposit                 00000000445               297.24
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000451               294.00
-------------------------------------------------------------------------------
      08-18   ACH Credit                                                 288.00
                 JCBI HI BKCD DEPST 200308 0001370758
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               287.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000452               286.43
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               283.50
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               266.46
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000452               250.97
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               250.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               250.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000461               230.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               216.00
-------------------------------------------------------------------------------
      08-18   Wire Transfer Credit                                       206.53
                 BOH FUNDS TRANSFER 081803 030818001199702
                 01030818005728RN
-------------------------------------------------------------------------------
      08-18   Customer Deposit                 00000000445               202.90
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               200.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               186.00
-------------------------------------------------------------------------------
      08-18   Customer Deposit                 00000000445               152.77
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000442               144.63
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               138.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424               134.00
-------------------------------------------------------------------------------
      08-18   Customer Deposit                 00000000444               114.71
-------------------------------------------------------------------------------
      08-18   ACH Credit                                                  93.00
                 HONOLULU STN PAX TELECHECK 030818 0571 2512
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller                                          90.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000335                41.25
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424                40.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424                35.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000462                33.60
-------------------------------------------------------------------------------
      08-18   Customer Deposit                 00000000444                29.80
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424                25.00
-------------------------------------------------------------------------------
      08-18   Deposit Non Teller               00000000424                25.00
-------------------------------------------------------------------------------
      08-18   Customer Deposit                 00000000445                14.90
-------------------------------------------------------------------------------
      08-19   Automatic Transfer                                      87,278.45
                 TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                 0034036160
-------------------------------------------------------------------------------
      08-19   Wire Transfer Credit                                   694,774.27
                 BOH FUNDS TRANSFER 081903 030819000436702
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000335           153,915.62
-------------------------------------------------------------------------------
      08-19   ACH Credit                                              30,255.68
              DISCOVER BUS SVC SETTLEMENT 030816 601101601001736
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000336            18,963.07

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 6 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000335            15,700.18
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000681            14,178.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424             9,978.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424             5,810.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424             5,765.76
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424             3,180.21
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000679             2,691.17
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424             2,674.32
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424             2,557.40
-------------------------------------------------------------------------------
      08-19   ACH Credit                                               2,507.50
                 HAWAIIAN VAC SEC FEES 081803
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000431             2,391.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000679             2,343.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000441             2,340.36
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424             2,317.92
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000681             2,132.26
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424             2,083.70
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000431             1,983.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424             1,890.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000336             1,834.81
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000422             1,756.10
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424             1,397.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000681             1,277.06
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000679             1,252.33
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000655             1,250.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000422             1,006.50
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000441               936.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424               839.76
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                813.00
                 KAHULUI PAX NO 4 TELECHECK 030819 05771405
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000451               801.59
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424               781.08
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                 755.66
                 HONOLULU STN FRT TELECHECK 030819 05712511
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000441               750.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000441               714.00
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                 628.00
                 KONA KEAHOLE STA TELECHECK 030819 05781606
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                 626.00
                 ALA MOANA TICKET TELECHECK 030819 05712517
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                 624.00
                 HILO PASSENGER 4 TELECHECK 030819 05781604
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                 522.00
                 KAHULUI PAX NO 4 TELECHECK 030819 05771405
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000431               500.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000422               493.86
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000441               452.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000422               426.55
-------------------------------------------------------------------------------
      08-19   Credit Memo                      00000000451               422.00
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                 393.00
                 HILO PASSENGER 4 TELECHECK 030819 05781604

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 7 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000422               346.79
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                 306.00
                ALA MOANA TICKET TELECHECK 030819 05712517
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424               305.00
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                 272.00
                KAUAI PASSENGER TELECHECK 030819 05764731
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424               270.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000422               266.88
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000432               263.21
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000422               255.07
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                 250.12
                KAHULUI PAX NO 4 TELECHECK 030819 05771405
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                 230.00
                KAUAI PASSENGER TELECHECK 030819 05764731
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000422               203.70
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424               200.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424               198.08
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                 186.00
                KONA KEAHOLE STA TELECHECK 030819 05781606
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000679               181.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424               180.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000451               163.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424               160.00
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                 153.00
                KAUAI PASSENGER TELECHECK 030819 05764731
-------------------------------------------------------------------------------
      08-19   Customer Deposit                 00000000445               128.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000681               106.28
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424                96.00
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                  75.38
                HILO PASSENGER 4 TELECHECK 030819 05781604
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000452                71.82
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424                65.75
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424                50.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424                36.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000442                32.94
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                  25.00
                KONA KEAHOLE STA TELECHECK 030819 05781606
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000424                25.00
-------------------------------------------------------------------------------
      08-19   Deposit Non Teller               00000000336                16.00
-------------------------------------------------------------------------------
      08-19   ACH Credit                                                  13.00
                LANAI STATION 44 TELECHECK 030819 05771409
-------------------------------------------------------------------------------
      08-20   Wire Transfer Credit                                 2,159,883.28
                BCH FUNDS TRANSFER 082003 030820000316702
                ARC 173
-------------------------------------------------------------------------------
      08-20   Wire Transfer Credit                                   751,706.69
                BOH FUNDS TRANSFER 082003 030820000497702
-------------------------------------------------------------------------------
      08-20   Wire Transfer Credit                                   125,805.00
                BOH FUNDS TRANSFER 082003 030820000493702
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000335            41,360.84

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 8 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-20   Wire Transfer Credit                                    29,191.50
                BOH FUNDS TRANSFER 082003 030820000090702
                029-OTT-316592
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000335            28,014.09
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000681            14,427.76
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424             4,964.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000422             4,307.33
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000431             3,099.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000441             2,657.42
-------------------------------------------------------------------------------
      08-20   Customer Deposit                 00000000636             2,546.98
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000679             2,414.56
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424             2,318.35
-------------------------------------------------------------------------------
      08-20   ACH Credit                                               2,306.00
                KAHULUI PAX NO 4 TELECHECK 030820 05771405
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000461             2,180.68
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller                                       2,157.82
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000681             1,917.32
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000655             1,769.50
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000461             1,722.68
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424             1,664.00
-------------------------------------------------------------------------------
      08-20   Customer Deposit                 00000000444             1,658.60
-------------------------------------------------------------------------------
      08-20   Customer Deposit                 00000000636             1,603.78
-------------------------------------------------------------------------------
      08-20      ACH Credit                                            1,576.28
                 ALA MOANA TICKET TELECHECK 030820 05712517
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424             1,556.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424             1,457.34
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000679             1,430.66
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000441             1,309.08
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424             1,299.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000679             1,246.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000442             1,182.36
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424             1,178.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424             1,080.46
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000431             1,027.08
-------------------------------------------------------------------------------
      08-20   Customer Deposit                 00000000636               984.75
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424               943.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller                                         694.57
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000422               622.14
-------------------------------------------------------------------------------
      08-20   Customer Deposit                 00000000636               587.68
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000681               500.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000441               497.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller                                         474.00
-------------------------------------------------------------------------------
      08-20   ACH Credit                                                 466.00
                 KONA KEAHOLE STA TELECHECK 030820 05781606
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424               445.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000441               440.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424               366.00
-------------------------------------------------------------------------------
      08-20   ACH Credit                                                 350.00
                 JCB1 HI BKCD DEPST 200308 0001484054
-------------------------------------------------------------------------------
      08-20   Customer Deposit                 00000000636               332.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000432               283.52

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 9 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000679               258.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000681               187.90
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424               165.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller                                         100.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424                93.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000462                73.37
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424                25.00
-------------------------------------------------------------------------------
      08-20   ACH Credit                                                  20.00
                 KAUAI PASSENGER TELECHECK 030820 05764731
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424                15.00
-------------------------------------------------------------------------------
      08-20   Deposit Non Teller               00000000424                12.00
-------------------------------------------------------------------------------
      08-21   Automatic Transfer                                     108,376.96
                 TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                 0034036160
-------------------------------------------------------------------------------
      08-21   Wire Transfer Credit                                   781,707.97
                 BOH FUNDS TRANSFER 082103 030821000731702
-------------------------------------------------------------------------------
      08-21   ACH Credit                                             110,662.10
                 DISCOVER BUS SVC SETTLEMENT 030820 601101601001736
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000335             44,371.59
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000336             9,379.66
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000336             6,517.84
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000431             6,032.44
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424             5,158.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000336             4,483.65
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424             4,428.98
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000679             3,340.38
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000441             3,297.16
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424             2,609.66
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000422             2,582.47
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424             2,572.74
-------------------------------------------------------------------------------
      08-21   ACH Credit                                               2,571.12
                 ALA MOANA TICKET TELECHECK 030821 05712517
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000441             2,402.46
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000679             2,250.70
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000652             2,249.15
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424             2,172.91
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000679             2,020.75
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424             2,020.70
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424             1,712.16
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424             1,571.78
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000681             1,552.60
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000461             1,293.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000461             1,081.84
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424             1,070.16
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424               932.62
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000461               928.01
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000461               855.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000451               819.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424               796.66
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller                00000000431               779.61
-------------------------------------------------------------------------------
      08-21   Customer Deposit                 00000000444               679.40

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 10 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-21   ACH Credit                                                 657.00
                 KAHULUI PAX NO 4 TELECHECK 030821 05771405
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000462               583.39
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000442               576.99
-------------------------------------------------------------------------------
      08-21   Customer Deposit                 00000000445               574.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000681               568.16
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000679               546.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000422               499.47
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000441               489.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424               482.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000451               474.00
-------------------------------------------------------------------------------
      08-21   ACH Credit                                                 429.00
                HILO PASSENGER 4 TELECHECK 030821 05781604
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000452               421.79
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000441               412.00
-------------------------------------------------------------------------------
      08-21   Deposit Adjustment               00000000424               402.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000452               373.09
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000432               339.49
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424               328.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424               315.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000431               220.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000652               202.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000335               193.90
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000681               187.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000451               178.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000332               150.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424               125.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424               117.24
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000451               115.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424               111.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000462                92.23
-------------------------------------------------------------------------------
      08-21   ACH Credit                                                  85.46
                 KONA KEAHOLE STA TELECHECK 030821 05781606
-------------------------------------------------------------------------------
      08-21   ACH Credit                                                  50.00
                 KAUAI PASSENGER TELECHECK 030821 05764731
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424                50.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424                44.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424                36.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000336                30.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000336                30.00
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424                25.00
-------------------------------------------------------------------------------
      08-21   ACH Credit                                                  20.00
                 JCBI HI BKCD DEPST 200308 0001290782
-------------------------------------------------------------------------------
      08-21   Deposit Non Teller               00000000424                 9.00
-------------------------------------------------------------------------------
      08-22   Wire Transfer Credit                                   775,077.83
                 BOH FUNDS TRANSFER 082203 030822000657702
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000335            70,566.75
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000335            41,035.89
-------------------------------------------------------------------------------
      08-22   ACH Credit                                              31,202.21
                 DISCOVER BUS SVC SETTLEMENT 030821 601101601001736

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 11 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-22   ACH Credit                                              29,955.84
                 USPS ST. LOUIS CONTRACTS 030822
                 990042880EA0000
-------------------------------------------------------------------------------
      08-22   ACH Credit                                              13,903.77
                 USPS ST. LOUIS CONTRACTS 030822
                 990042880EA0000
-------------------------------------------------------------------------------
      08-22   Wire Transfer Credit                                     6,835.50
                 BOH FUNDS TRANSFER 082203 030822000279702
                 ARC 173
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000441             6,403.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424             4,816.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424             3,474.28
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424             2,991.92
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000431             2,738.96
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000679             2,319.34
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000431             2,241.21
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424             2,235.71
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000422             1,969.12
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000451             1,534.08
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424             1,510.12
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000655             1,500.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424             1,480.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000679             1,282.08
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000681             1,202.20
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424             1,148.28
-------------------------------------------------------------------------------
      08-22     ACH Credit                                             1,146.59
                HILO SALES 636 TELECHECK 030822 05781608
-------------------------------------------------------------------------------
      08-22   ACH Credit                                                 913.74
                ALA MOANA TICKET TELECHECK 030822 05712517
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424               897.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424               897.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424               875.62
-------------------------------------------------------------------------------
      08-22   ACH Credit                                                 838.00
                KAHULUI PAX NO 4 TELECHECK 030822 05771405
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000441               822.00
-------------------------------------------------------------------------------
      08-22   ACH Credit                                                 809.48
                JCBI HI BKCD DEPST 200308 0001484047
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424               688.70
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000451               661.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000655               625.00
-------------------------------------------------------------------------------
      08-22   ACH Credit                                                 593.50
                 JC8I HI BKCD DEPST 200308 0001370758
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000441               590.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424               571.61
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000422               557.39
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000335               518.40
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424               476.08
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424               431.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000442               416.57
-------------------------------------------------------------------------------
      08-22   ACH Credit                                                 402.00
                 EOUIVA PAYMENTS 030822 02232000135396

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 12 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000441               363.00
-------------------------------------------------------------------------------
      08-22      ACH Credit                                              292.00
                 KAUAI PASSENGER TELECHECK 030822 05764731
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424               290.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424               275.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424               250.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424               250.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000432               243.09
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000679               206.78
-------------------------------------------------------------------------------
      08-22   ACH Credit                                                 105.00
                 JCBI HI BKCD DEPST 200308 0001290832
-------------------------------------------------------------------------------
      08-22   ACH Credit                                                  94.00
                 MOLOKAI STATION TELECHECK 030822 05771408
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424                81.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424                75.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424                62.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424                50.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424                50.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424                45.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424                17.04
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000335                15.00
-------------------------------------------------------------------------------
      08-22   Deposit Non Teller               00000000424                10.00
-------------------------------------------------------------------------------
      08-25   Automatic Transfer                                      21,852.39
                 TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                 0034036160
-------------------------------------------------------------------------------
      08-25   ACH Credit                                           1,417,087.35
                 AMERICAN EXPRESS SETTLEMENT 030825 7992400143
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000336           377,052.52
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000335           138,466.61
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000335            97,205.87
-------------------------------------------------------------------------------
      08-25   Credit Memo                                             79,875.00
-------------------------------------------------------------------------------
      08-25   Wire Transfer Credit                                    56,417.90
                 BOH FUNDS TRANSFER 082503 030825000681702
-------------------------------------------------------------------------------
      08-25   ACH Credit                                              27,724.28
                 DISCOVER BUS SVC SETTLEMENT 030822 601101601001736
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000336            15,026.62
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             7,483.05
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             6,751.16
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             5,925.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             5,829.65
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000335             5,525.19
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000441             4,927.21
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             4,894.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             4,523.09
-------------------------------------------------------------------------------
      08-25   Wire Transfer Credit                                     4,154.37
                 BOH FUNDS TRANSFER 082503 030825000435702
                  03082500010012
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000441             3,973.48
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000681             3,970.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             3,446.01
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000431             3,051.90

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 13 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000441             2,857.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             2,835.53
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000441             2,810.02
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000335             2,776.91
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             2,626.46
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000679             2,566.88
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000679             2,535.70
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             2,518.86
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000441             2,480.38
-------------------------------------------------------------------------------
      08-25   ACH Credit                                               2,209.39
                 HILO PASSENGER 4 TELECHECK 030825 05781604
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             2,189.16
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000336             2,112.21
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             2,102.94
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000431             2,079.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             2,053.96
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             2,047.20
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000431             1,878.88
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000431             1,767.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             1,760.15
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000679             1,699.06
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000461             1,675.88
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000422             1,668.06
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000431             1,667.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             1,619.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000652             1,593.65
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             1,523.24
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             1,462.20
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000681             1,450.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             1,403.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             1,297.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             1,293.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000441             1,268.38
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000461             1,184.82
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             1,087.06
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000451             1,049.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000431             1,044.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000681             1,008.72
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424             1,001.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               961.02
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000451               900.78
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               880.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000679               876.20
-------------------------------------------------------------------------------
      08-25   ACH Credit                                                 859.08
                 ALA MOANA TICKET TELECHECK 030825 05712517
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               843.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               820.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               805.22
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000451               795.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               728.38
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               708.54

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 14 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               706.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000441               680.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               656.80
-------------------------------------------------------------------------------
      08-25   ACH Credit                                                 585.00
                 JCB1 HI BKCD DEPST 2003080001484047
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000451               585.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000681               555.08
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               540.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000441               520.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000441               515.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000335               493.97
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000679               491.30
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               489.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               485.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000451               476.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               454.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               440.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               432.63
-------------------------------------------------------------------------------
      08-25   ACH Credit                                                 425.00
                 KONA KEAHOLE STA TELECHECK 030825 05781606
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000681               404.84
-------------------------------------------------------------------------------
      08-25   ACH Credit                                                 404.48
                 KAHULUI PAX NO 4 TELECHECK 030825 05771405
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000655               375.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               375.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller                                         343.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000452               337.33
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000441               331.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000442               324.27
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               318.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000441               313.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000442               309.40
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000451               305.90
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000336               301.32
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000441               260.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000452               256.08
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000422               252.87
-------------------------------------------------------------------------------
      08-25   Customer Deposit                 00000000445               232.16
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               230.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000452               219.59
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               215.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000681               207.28
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               195.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               190.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000432               187.89
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               185.00
-------------------------------------------------------------------------------
      08-25   Customer Deposit                 00000000445               179.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424               122.28
-------------------------------------------------------------------------------
      08-25   Customer Deposit                 00000000445               116.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                75.00
-------------------------------------------------------------------------------

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 15 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-25   ACH Credit                                                  72.00
                KAUAI PASSENGER TELECHECK 030825 05764731
-------------------------------------------------------------------------------
      08-25   Customer Deposit                 00000000444                61.51
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                50.00
-------------------------------------------------------------------------------
      08-25   Deposit Adjustment               00000000424                47.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                43.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                43.00
-------------------------------------------------------------------------------
      08-25   Customer Deposit                 00000000445                42.44
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                35.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                35.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                35.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                35.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                30.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                25.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                25.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                25.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                18.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                15.00
-------------------------------------------------------------------------------
      08-25   Deposit Non Teller               00000000424                12.00
-------------------------------------------------------------------------------
      08-25   ACH Credit                                                   4.96
                 JCBI HI BKCD M DSC 200308 0001370758
-------------------------------------------------------------------------------
      08-26   Wire Transfer Credit                                 2,030,956.77
              BOH FUNDS TRANSFER 082603 030826000189702
-------------------------------------------------------------------------------
      08-26   Wire Transfer Credit                                   700,532.09
                 BOH FUNDS TRANSFER 082603 030826000850702
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000335           209,387.05
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000335            43,570.96
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000681            42,027.64
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000335            39,395.53
-------------------------------------------------------------------------------
      08-26   Wire Transfer Credit                                    37,000.00
                 BOH FUNDS TRANSFER 082603 030826001501702
-------------------------------------------------------------------------------
      08-26   ACH Credit                                              32,570.95
                 DISCOVER BUS SVC SETTLEMENT 030823 601101601001736
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424             6,207.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000461             4,145.30
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424             3,390.45
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000441             2,623.62
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424             2,494.79
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424             2,398.94
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000422             2,341.50
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000441             2,202.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000461             2,166.08
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000461             1,913.44
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424             1,856.50
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000461             1,733.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424             1,716.52
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424             1,620.40
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000431             1,611.44
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000461             1,560.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000679             1,284.56
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424             1,268.53
-------------------------------------------------------------------------------

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 16 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000461             1,145.00
-------------------------------------------------------------------------------
      08-26   ACH Credit                                               1,117.00
                 KAHULUI PAX NO 4 TELECHECK 030826 05771405
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424             1,003.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller                                         942.30
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000461               930.09
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424               768.70
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000461               732.84
-------------------------------------------------------------------------------
      08-26   Wire Transfer Credit                                       656.12
                 BOH FUNDS TRANSFER 082603 030826000214702
                 SWF OF 03/08/25
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000422               650.75
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller                                         649.70
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000441               640.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424               616.52
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000462               607.45
-------------------------------------------------------------------------------
      08-26   ACH Credit                                                 594.00
                 KAUAI PASSENGER TELECHECK 030826 05764731
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000431               581.08
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000441               577.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424               569.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000679               548.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000679               517.00
-------------------------------------------------------------------------------
      08-26   ACH Credit                                                 513.08
                 KAHULUI PAX NO 4 TELECHECK 030826 05771405
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000462               494.78
-------------------------------------------------------------------------------
      08-26   ACH Credit                                                 463.00
                 KONA KEAHOLE STA TELECHECK 030826 05781606
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424               430.51
-------------------------------------------------------------------------------
      08-26   ACH Credit                                                 425.00
                 KONA KEAHOLE STA TELECHECK 030826 05781606
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000462               417.37
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000681               408.20
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424               359.00
-------------------------------------------------------------------------------
      08-26   ACH Credit                                                 340.00
                 MOLOKAI STATION TELECHECK 030826 05771408
-------------------------------------------------------------------------------
      08-26   ACH Credit                                                 320.04
                 ALA MOANA TICKET TELECHECK 030826 05712517
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000422               310.94
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000681               298.26
-------------------------------------------------------------------------------
      08-26   ACH Credit                                                 297.00
                 ALA MOANA TICKET TELECHECK 030826 05712517
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000422               296.47
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000432               294.82
-------------------------------------------------------------------------------
      08-26   ACH Credit                                                 264.00
                 KAUAI PASSENGER TELECHECK 030826 05764731
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000655               251.88
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424               243.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424               230.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000431               230.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000442               225.54

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 17 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000681               224.00
-------------------------------------------------------------------------------
      08-26   ACH Credit                                                 199.00
                 HILO PASSENGER 4 TELECHECK 030826 05781604
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424               153.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000461               143.61
-------------------------------------------------------------------------------
      08-26   ACH Credit                                                 125.00
                 HILO PASSENGER 4 TELECHECK 030826 05781604
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000422               120.88
-------------------------------------------------------------------------------
      08-26   ACH Credit                                                 118.00
                 KONA KEAHOLE STA TELECHECK 030826 05781606
-------------------------------------------------------------------------------
      08-26   ACH Credit                                                  93.00
                 HILO PASSENGER 4 TELECHECK 030826 05781604
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller                00000000424               84.00
-------------------------------------------------------------------------------
      08-26   ACH Credit                                                  80.00
                 KAHULUI PAX NO 4 TELECHECK 030826 05771405
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424                33.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424                20.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000424                18.00
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000422                 9.26
-------------------------------------------------------------------------------
      08-26   Deposit Non Teller               00000000335                 6.11
-------------------------------------------------------------------------------
      08-27   Wire Transfer Credit                                 1,836,262.51
                 BOH FUNDS TRANSFER 082703 030827000401702
                 ARC 173
-------------------------------------------------------------------------------
      08-27   Wire Transfer Credit                                   707,063.76
                 BOH FUNDS TRANSFER 082703 030827000932702
-------------------------------------------------------------------------------
      08-27   Wire Transfer Credit                                  100,000.00
                 BOH FUNDS TRANSFER 082703 030827001257702
                 01030827004474NN
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000335            86,615.43
-------------------------------------------------------------------------------
      08-27   Wire Transfer Credit                                    83,626.49
                 BOH FUNDS TRANSFER 082703 030827000429702
-------------------------------------------------------------------------------
      08-27   ACH Credit                                              67,092.55
                 DISCOVER BUS SVC SETTLEMENT 030826 601 101601001736
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000334            47,000.00
-------------------------------------------------------------------------------
      08-27   ACH Credit                                              46,615.76
                 MCI WORLDCOM EFT PAYMNT
                 2006039087
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000335            33,286.89
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424             4,861.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424             3,198.46
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424             2,531.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000335             2,299.58
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000441             2,245.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000431             2,091.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000679             1,996.62
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424             1,775.56
-------------------------------------------------------------------------------
      08-27   Customer Deposit                 00000000636             1,520.08
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000681             1,512.70
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424             1,429.40
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424             1,337.00
-------------------------------------------------------------------------------
      08-27   Customer Deposit                 00000000636             1,330.01
-------------------------------------------------------------------------------

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 18 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-27   Customer Deposit                 00000000636             1,170.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000451             1,166.34
-------------------------------------------------------------------------------
      08-27   Customer Deposit                 00000000636             1,162.40
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000451             1,080.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000441             1,054.08
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000681               930.74
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000679               888.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424               870.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424               869.56
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424               760.00
-------------------------------------------------------------------------------
      08-27   Customer Deposit                 00000000445               738.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000431               734.00
-------------------------------------------------------------------------------
      08-27   ACH Credit                                                 708.00
                 ALA MOANA TICKET TELECHECK 030827 05712517
-------------------------------------------------------------------------------
      08-27   ACH Credit                                                 691.16
                 KAHULUI PAX NO 4 TELECHECK 030827 05771405
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000451               687.08
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000422               558.05
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424               528.79
-------------------------------------------------------------------------------
      08-27   Customer Deposit                 00000000636               524.36
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424               497.08
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000451               456.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000679               432.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000441               391.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424               359.78
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424               355.00
-------------------------------------------------------------------------------
      08-27   ACH Credit                                                 327.00
                 HILO PASSENGER 4 TELECHECK 030827 05781604
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000441               290.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424               289.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000336               283.28
-------------------------------------------------------------------------------
      08-27   ACH Credit                                                 269.38
                 KAUAI PASSENGER TELECHECK 030827 05764731
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424               231.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000442               202.41
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424               199.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000422               192.40
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000452               190.44
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424               150.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000432               137.76
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000681               112.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000336               100.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000452                93.66
-------------------------------------------------------------------------------
      08-27   ACH Credit                                                  93.00
                 KONA KEAHOLE STA TELECHECK 030827 05781606
-------------------------------------------------------------------------------
      08-27   Customer Deposit                 00000000445                83.16
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424                50.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424                50.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424                47.00
-------------------------------------------------------------------------------
      08-27   Customer Deposit                 00000000444                44.70
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424                18.00

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 19 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000336                15.00
-------------------------------------------------------------------------------
      08-27   Deposit Non Teller               00000000424                 9.00
-------------------------------------------------------------------------------
      08-27   Customer Deposit                 00000000444                 6.39
-------------------------------------------------------------------------------
      08-28   Wire Transfer Credit                                   841,815.85
                BOH FUNDS TRANSFER 082803 030828001710702
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000335            59,404.02
-------------------------------------------------------------------------------
      08-28   ACH Credit                                              33,436.81
                 DISCOVER BUS SVC SETTLEMENT 030827 601101601001736
-------------------------------------------------------------------------------
      08-28   Wire Transfer Credit                                    31,097.60
                 BOH FUNDS TRANSFER 082803 030828000560702
                 606974-1
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000335            26,347.85
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000336            21,100.94
-------------------------------------------------------------------------------
      08-28   Customer Deposit                 00000000636             6,663.69
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000431             3,835.53
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424             3,758.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000655             2,625.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000335             2,558.57
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000441             2,462.92
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424             2,266.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424             1,953.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424             1,830.36
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000461             1,571.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000681             1,561.14
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424             1,534.64
-------------------------------------------------------------------------------
      08-28   ACH Credit                                               1,456.32
                 ALA MOANA TICKET TELECHECK 030828 05712517
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000431             1,452.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424             1,430.98
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424             1,409.08
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000441             1,316.78
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424             1,311.46
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000461             1,304.01
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000461             1,211.92
-------------------------------------------------------------------------------
      08-28   Customer Deposit                 00000000636             1,204.73
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000679             1,164.40
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000679             1,020.18
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000422             1,001.28
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424               917.02
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000422               913.91
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000461               892.62
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000451               889.26
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000442               865.55
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000335               754.97
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424               729.60
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424               687.00
-------------------------------------------------------------------------------
      08-28   ACH Credit                                                 679.00
                 KAHULUI PAX NO 4 TELECHECK 030828 05771405
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000681               568.00
-------------------------------------------------------------------------------
      08-28   ACH Credit                                                 539.39
                 HILO PASSENGER 4 TELECHECK 030828 05781604

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 20 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000451               507.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000655               500.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000432               477.63
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000441               447.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424               435.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000452               412.74
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000441               411.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424               344.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000679               312.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000462               210.71
-------------------------------------------------------------------------------
      08-28   ACH Credit                                                 188.00
                 KAUAI PASSENGER TELECHECK 030828 05764731
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424               159.08
-------------------------------------------------------------------------------
      08-28   Customer Deposit                 00000000445               150.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000462               115.84
-------------------------------------------------------------------------------
      08-28   Customer Deposit                 00000000444               108.24
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424               100.00
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000679                93.00
-------------------------------------------------------------------------------
      08-28   Transfer Credit                                             74.32
                 TRANSFER FROM DEPOSIT ACCOUNT 0080732880
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000681                58.80
-------------------------------------------------------------------------------
      08-28   Deposit Non Teller               00000000424                21.00
-------------------------------------------------------------------------------
      08-29   Wire Transfer Credit                                 5,000,000.00
                 BOH FUNDS TRANSFER 082903 030829000201702
                 MAESTRO
-------------------------------------------------------------------------------
      08-29   Wire Transfer Credit                                 3,876,356.00
                 BOH FUNDS TRANSFER 082903 030829000851702
                 TEBC OF 03/08/29
-------------------------------------------------------------------------------
      08-29   Wire Transfer Credit                                 1,865,018.52
                 BOH FUNDS TRANSFER 082903 030829001276702
                 000001721
-------------------------------------------------------------------------------
      08-29   Wire Transfer Credit                                   776,675.59
                 BOH FUNDS TRANSFER 082903 030829001197702
-------------------------------------------------------------------------------
      08-29   Wire Transfer Credit                                   170,000.00
                 BOH FUNDS TRANSFER 082903 030829001128702
-------------------------------------------------------------------------------
      08-29   Wire Transfer Credit                                   147,135.00
                 BOH FUNDS TRANSFER 082903 030829000943702
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000335           145,306.76
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000335            94,890.71
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000335            55,920.39
-------------------------------------------------------------------------------
      08-29   ACH Credit                                              49,064.39
                 USPS ST. LOUIS CONTRACTS 030829
                 990042880EA0000
-------------------------------------------------------------------------------
      08-29   ACH Credit                                              29,971.87
                 DISCOVER BUS SVC SETTLEMENT 030828 601101601001736
-------------------------------------------------------------------------------
      08-29   Wire Transfer Credit                                    20,523.91
                 BOH FUNDS TRANSFER 082903 030828002245702
                 0104/000675274
-------------------------------------------------------------------------------
      08-29   Wire Transfer Credit                                    16,646.76
                 BOH FUNDS TRANSFER 082903 030829001804702
                 01030829007267RN

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 21 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-29   ACH Credit                                              11,701.83
                 USPS ST. LOUIS CONTRACTS 030829
                 990042880EA0000
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000681            10,250.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424             4,637.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424             4,365.38
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424             3,212.86
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424             2,943.58
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000451             2,309.86
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424             2,289.50
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000431             2,096.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424             2,052.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424             1,956.40
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424             1,845.93
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000335             1,836.96
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000441             1,787.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424             1,536.70
-------------------------------------------------------------------------------
      08-29   ACH Credit                                               1,380.00
                 EQUIVA PAYMENTS 030829 02232000136133
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000681             1,303.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000652             1,173.90
-------------------------------------------------------------------------------
      08-29   ACH Credit                                               1,017.00
                 KAUAI PASSENGER TELECHECK 030829 05764731
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000451               983.00
-------------------------------------------------------------------------------
      08-29   Wire Transfer Credit                                       966.53
                 BOH FUNDS TRANSFER 082903 030829000464702
                 ARC 173
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000336               919.50
-------------------------------------------------------------------------------
      08-29   ACH Credit                                                 895.02
                 ALA MOANA TICKET TELECHECK 030829 05712517
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000441               892.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424               865.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424               720.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000431               707.38
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000335               668.87
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000679               659.91
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424               632.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000679               578.21
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000681               530.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000422               483.95
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424               473.00
-------------------------------------------------------------------------------
      08-29   Wire Transfer Credit                                       388.72
                 BOH FUNDS TRANSFER 082903 030829001787702
                 610426-1
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000422               386.57
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000441               373.00
-------------------------------------------------------------------------------
      08-29   ACH Credit                                                 365.00
                 KAHULUI PAX NO 4 TELECHECK 030829 05771405
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000679               351.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424               344.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424               310.00

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 22 of 22
August 31, 2003                                                     0001-042424

      Date    Description                                             Additions
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424               309.08
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000441               280.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000442               274.99
-------------------------------------------------------------------------------
      08-29   ACH Credit                                                 250.00
                 HILO PASSENGER 4 TELECHECK 030829 05781604
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424               230.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000655               225.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424               212.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000431               200.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000452               159.83
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424               150 00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424               125.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000631               125.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000432               121.99
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424               120.60
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424               112.00
-------------------------------------------------------------------------------
      08-29   ACH Credit                                                  94.06
                 HILO SALES 636 TELECHECK 030829 05781608
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000424                76.60
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000679                68.16
-------------------------------------------------------------------------------
      08-29   Customer Deposit                 00000000444                62.05
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000336                60.62
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000335                20.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000336                15.00
-------------------------------------------------------------------------------
      08-29   Deposit Non Teller               00000000336                15.00


DAILY BALANCES
      Date          Amount       Date          Amount      Date          Amount
      --------------------       --------------------      --------------------
      08-15          0.00        08-21          0.00       08-27          0.00
      --------------------       --------------------      --------------------
      08-18          0.00        08-22          0.00       08-28          0.00
      --------------------       --------------------      --------------------
      08-19          0.00        08-25          0.00       08-29          0.00
      --------------------       --------------------      --------------------
      08-20          0.00        08-26          0.00
      --------------------       --------------------

      [LOGO OMITTED] Bank of Hawaii          Statement of Account


      Last statement: July 31, 2003          Account: 0001-028588
      This statement: August 15, 2003        Page 1 of 17
      Total days in statement period: 15     Number of Enclosures:  (749)

                                             Direct inquiries to:
                                             888-643-3888

      HAWAIIAN AIRLINES INC
      GENERAL ACCOUNT                        BANK OF HAWAII
      PO BOX 29906-ATTN VP CNTRLLR           P.O. BOX 2900
      HONOLULU HI 96820                      HONOLULU HI 96846


      -------------------------------------------------------------------------

      PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY! APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

      -------------------------------------------------------------------------


Business Cash Advantage

      Account number            0001-028588       Beginning balance            $2,969,402.00
      Enclosures                        749       Total additions              45,971,954.89
      Low balance             $2,469,583.00       Total subtractions           46,298,059.89
                                                                               --------------
      Average balance         $2,902,897.13       Ending balance               $2,643,297.00

 CHECKS
      Number            Date          Amount      Number            Date           Amount
      --------------------------------------      ---------------------------------------
      175654            08-08          25.17      182201 *          08-01           55.00
      --------------------------------------      ---------------------------------------
      176310 *          08-01         100.00      182211 *          08-04           13.00
      --------------------------------------      ---------------------------------------
      176735 *          08-01         100.00      182233 *          08-01          144.00
      --------------------------------------      ---------------------------------------
      177445 *          08-04         157.10      182234            08-12          168.00
      --------------------------------------      ---------------------------------------
      177992 *          08-05         259.20      182516 *          08-04          923.58
      --------------------------------------      ---------------------------------------
      178122 *          08-11         216.00      182548 *          08-01           13.00
      --------------------------------------      ---------------------------------------
      178123            08-11         172.80      182551 *          08-11           18.00
      --------------------------------------      ---------------------------------------
      178289 *          08-04         172.80      182567 *          08-06           25.00
      --------------------------------------      ---------------------------------------
      178290            08-04          32.40      182568            08-01        1,127.37
      --------------------------------------      ---------------------------------------
      179633 *          08-04         150.00      182820 *          08-05          129.60
      --------------------------------------      ---------------------------------------
      181070 *          08-05          13.00      182821            08-14          129.60
      --------------------------------------      ---------------------------------------
      181384 *          08-05         129.60      182823 *          08-13          129.60
      --------------------------------------      ---------------------------------------
      181398 *          08-06         129.60      182831 *          08-13           26.00
      --------------------------------------      ---------------------------------------
      181399            08-01         129.60      182832            08-15          129.60
      --------------------------------------      ---------------------------------------
      181409 *          08-07         216.00      182834 *          08-15           94.00
      --------------------------------------      ---------------------------------------
      181503 *          08-01         280.00      182835            08-08          129.60
      --------------------------------------      ---------------------------------------
      181511 *          08-15          36.44      182837 *          08-06           13.00
      --------------------------------------      ---------------------------------------
      181641 *          08-04          75.00      182838            08-11          216.00
      --------------------------------------      ---------------------------------------
      181749 *          08-05          86.40      182839            08-04           29.00
      --------------------------------------      ---------------------------------------
      181832 *          08-01          10.97      182846 *          08-01          262.08
      --------------------------------------      ---------------------------------------
      181859 *          08-07          36.00      182884 *          08-08          449.68
      --------------------------------------      ---------------------------------------
      181936 *          08-01         100.00      182887 *          08-01            3.65
      --------------------------------------      ---------------------------------------
      182155 *          08-13       1,169.30      182908 *          08-12           25.00
      --------------------------------------      ---------------------------------------

[LOGO OMITTED] Bank of Hawaii
===============================================================================
UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
    Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.  DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.
==============================================================================
ACCOUNT RECONCILIATION
-------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

       Ending balance reflected on this statement:            $______________

       Add deposits and transfers to this account; not
        yet reflected on this statement:
          $______________   $_____________
          $______________   $_____________
          $______________   $_____________                 +)  $______________

       Sub-Total                                            =  $______________

       Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
          $______________   $_____________   $____________
          $______________   $_____________   $____________
          $______________   $_____________   $____________  -) $______________

       Current Account Balance (For checking accounts, this
       amount should equal your checkbook register balance.)=  $______________
==============================================================================
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

     o    Your name and account number

     o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information

     o    Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
==============================================================================
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: 1-888-643-9888)
                         American Samoa: 684-633-4226
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
==============================================================================
MEMBER FDIC                                                             [LOGO]

      HAWAIIAN AIRLINES INC                                        Page 2 of 17
      August 15, 2003                                               0001-028588

      Number         Date        Amount       Number        Date         Amount
      ---------------------------------       ---------------------------------
      182931 *      08-08         56.25       183369 *      08-13        171.87
      ---------------------------------       ---------------------------------
      182934 *      08-01        145.20       183374 *      08-04      2,070.44
      ---------------------------------       ---------------------------------
      182951 *      08-01         20.00       183375        08-13         75.00
      ---------------------------------       ---------------------------------
      182960 *      08-06        363.82       183380 *      08-07        285.72
      ---------------------------------       ---------------------------------
      182990 *      08-07        249.48       183385 *      08-04        101.16
      ---------------------------------       ---------------------------------
      182995 *      08-11      2,175.00       183389 *      08-06      2,002.00
      ---------------------------------       ---------------------------------
      182997 *      08-07        140.75       183395 *      08-07        193.36
      ---------------------------------       ---------------------------------
      183080 *      08-01        287.30       183398 *      08-11        295.90
      ---------------------------------       ---------------------------------
      183106 *      08-07        250.00       183405 *      08-01         63.00
      ---------------------------------       ---------------------------------
      183156 *      08-01      1,017.00       183408 *      08-06      1,955.32
      ---------------------------------       ---------------------------------
      183180 *      08-11      7,256.60       183423 *      08-15      2,070.34
      ---------------------------------       ---------------------------------
      183182 *      08-04      6,198.18       183425 *      08-05        192.90
      ---------------------------------       ---------------------------------
      183199 *      08-04     10,557.69       183426        08-01        338.54
      ---------------------------------       ---------------------------------
      183219 *      08-11        216.00       183428 *      08-04      2,954.00
      ---------------------------------       ---------------------------------
      183222 *      08-04        518.40       183436 *      08-05        113.62
      ---------------------------------       ---------------------------------
      183223        08-01        129.60       183439 *      08-04      3,445.00
      ---------------------------------       ---------------------------------
      183225 *      08-06        475.20       183443 *      08-01        791.00
      ---------------------------------       ---------------------------------
      183228 *      08-14        432.00       183446 *      08-04      1,656.20
      ---------------------------------       ---------------------------------
      183230 *      08-07        216.00       183448 *      08-04        496.02
      ---------------------------------       ---------------------------------
      183232 *      08-13        216.00       183449        08-04      3,672.06
      ---------------------------------       ---------------------------------
      183233        08-12        216.00       183450        08-04         48.00
      ---------------------------------       ---------------------------------
      183235 *      08-13        216.00       183451        08-07        159.00
      ---------------------------------       ---------------------------------
      183237 *      08-04        216.00       183455 *      08-05        292.19
      ---------------------------------       ---------------------------------
      183238        08-04        172.80       183457 *      08-01         68.25
      ---------------------------------       ---------------------------------
      183239        08-11        126.17       183458        08-08      4,004.51
      ---------------------------------       ---------------------------------
      183246 *      08-05        469.71       183459        08-01      1,249.99
      ---------------------------------       ---------------------------------
      183247        08-04         20.00       183461 *      08-04      1,722.43
      ---------------------------------       ---------------------------------
      183256 *      08-01      1,878.00       183462        08-11        159.21
      ---------------------------------       ---------------------------------
      183269 *      08-04        207.10       183463        08-01        243.20
      ---------------------------------       ---------------------------------
      183278 *      08-08        105.00       183464        08-01        263.44
      ---------------------------------       ---------------------------------
      183285 *      08-01        200.00       183465        08-01        605.86
      ---------------------------------       ---------------------------------
      183289 *      08-07      2,190.00       183466        08-01        885.81
      ---------------------------------       ---------------------------------
      183292 *      08-15        165.77       183467        08-01      1,065.12
      ---------------------------------       ---------------------------------
      183298 *      08-07        127.90       183468        08-01        160.63
      ---------------------------------       ---------------------------------
      183300 *      08-07         98.00       183469        08-05         63.00
      ---------------------------------       ---------------------------------
      183308 *      08-05        950.00       183472 *      08-01        138.55
      ---------------------------------       ---------------------------------
      183310 *      08-01        155.00       183473        08-01      1,233.55
      ---------------------------------       ---------------------------------
      183311        08-05        684.00       183490 *      08-07        364.45
      ---------------------------------       ---------------------------------
      183318 *      08-04        380.01       183499 *      08-01        426.40
      ---------------------------------       ---------------------------------
      183331 *      08-01     65,000.00       183500        08-07      4,508.00
      ---------------------------------       ---------------------------------
      183333 *      08-06         40.00       183512 *      08-01         62.58
      ---------------------------------       ---------------------------------
      183334        08-01         36.99       183525 *      08-07        569.71
      ---------------------------------       ---------------------------------
      183335        08-06        145.00       183526        08-13        474.00
      ---------------------------------       ---------------------------------
      183336        08-15         99.00       183527        08-08      3,000.00
      ---------------------------------       ---------------------------------
      183337        08-04        345.60       183528        08-01        273.85
      ---------------------------------       ---------------------------------
      183338        08-04        272.12       183530 *      08-04      4,294.86
      ---------------------------------       ---------------------------------
      183341 *      08-15         44.64       183538 *      08-04     20,766.57
      ---------------------------------       ---------------------------------
      183342        08-07        135.72       183540 *      08-05     21,056.55
      ---------------------------------       ---------------------------------
      183351 *      08-04      1,036.25       183541        08-01      6,000.00
      ---------------------------------       ---------------------------------
      183358 *      08-06        360.00       183548 *      08-01     64,288.35
      ---------------------------------       ---------------------------------
      183364 *      08-08        340.66       183552 *      08-07      9,669.80
      ---------------------------------       ---------------------------------

      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                        Page 3 of 17
      August 15, 2003                                               0001-028588

      Number        Date         Amount       Number        Date         Amount
      ---------------------------------       ---------------------------------
      183569 *      08-04      8,724.56       183654 *      08-11        118.00
      ---------------------------------       ---------------------------------
      183575 *      08-05     10,303.20       183655        08-06      2,400.00
      ---------------------------------       ---------------------------------
      183577 *      08-04     37,723.48       183656        08-04     16,025.26
      ---------------------------------       ---------------------------------
      183578        08-06     15,000.00       183657        08-04      9,032.67
      ---------------------------------       ---------------------------------
      183579        08-15      5,825.00       183658        O8-06     40,641.12
      ---------------------------------       ---------------------------------
      183581 *      08-06     10,000.00       183659        08-01     13,073.00
      ---------------------------------       ---------------------------------
      183582        08-01      7,398.85       183660        08-08        179.41
      ---------------------------------       ---------------------------------
      183583        08-08      8,447.40       183661        08-04        645.00
      ---------------------------------       ---------------------------------
      183584        08-01      9,940.85       183662        08-06         17.81
      ---------------------------------       ---------------------------------
      183585        08-04      9,150.00       183663        08-01        375.00
      ---------------------------------       ---------------------------------
      183588 *      08-13      6,339.79       183664        08-06        108.12
      ---------------------------------       ---------------------------------
      183591 *      08-04        324.00       183665        08-08        388.30
      ---------------------------------       ---------------------------------
      183597 *      08-11      3,500.00       183666        08-07        941.58
      ---------------------------------       ---------------------------------
      183598        08-01        500.00       183667        08-11        255.62
      ---------------------------------       ---------------------------------
      183599        08-01     26,004.92       183669 *      08-11         38.99
      ---------------------------------       ---------------------------------
      183601 *      08-11      1,656.00       183670        08-05        309.23
      ---------------------------------       ---------------------------------
      183604 *      08-04        510.44       183671        08-07         30.99
      ---------------------------------       ---------------------------------
      183605        08-04     10,156.19       183672        08-07    313,802.29
      ---------------------------------       ---------------------------------
      183606        08-08         69.94       183673        08-05        260.95
      ---------------------------------       ---------------------------------
      183607        08-08        276.04       183674        08-05      2,780.00
      ---------------------------------       ---------------------------------
      183608        08-08         37.50       183675        08-08         78.00
      ---------------------------------       ---------------------------------
      183609        08-05         67.71       183676        08-06         93.75
      ---------------------------------       ---------------------------------
      183614 *      08-07      2,349.75       183677        08-06        941.49
      ---------------------------------       ---------------------------------
      183617 *      08-06      1,047.36       183679 *      08-08      3,225.06
      ---------------------------------       ---------------------------------
      183618        08-05        696.00       183680        08-04        212.68
      ---------------------------------       ---------------------------------
      183619        08-08         78.00       183682 *      08-15         56.82
      ---------------------------------       ---------------------------------
      183620        08-04         63.50       183683        08-07      3,255.00
      ---------------------------------       ---------------------------------
      183621        08-01         49.50       183684        08-07        165.84
      ---------------------------------       ---------------------------------
      183622        08-06      1,345.60       183685        08-07      4,853.85
      ---------------------------------       ---------------------------------
      183623        08-08      2,560.00       183686        08-07      4,721.56
      ---------------------------------       ---------------------------------
      183625 *      08-08      1,929.60       183687        08-12         90.00
      ---------------------------------       ---------------------------------
      183626        08-05     12,431.00       183691 *      08-01      8,491.50
      ---------------------------------       ---------------------------------
      183627        08-06     13,146.00       183692        08-06         25.00
      ---------------------------------       ---------------------------------
      183628        08-01     10,112.42       183693        08-08         25.00
      ---------------------------------       ---------------------------------
      183629        08-04      3,141.00       183695 *      08-07      1,944.00
      ---------------------------------       ---------------------------------
      183630        08-04      3,141.00       183696        08-06      1,440.37
      ---------------------------------       ---------------------------------
      183631        08-01      3,370.80       183697        08-11        400.00
      ---------------------------------       ---------------------------------
      183632        08-04      1,147.23       183699 *      08-01        408.83
      ---------------------------------       ---------------------------------
      183634 *      08-15          2.05       183700        08-01         88.95
      ---------------------------------       ---------------------------------
      183638 *      08-05        846.44       183702 *      08-13        211.46
      ---------------------------------       ---------------------------------
      183639        08-11         24.33       183703        08-07      9,125.00
      ---------------------------------       ---------------------------------
      183641 *      08-12        249.25       183704        08-04     21,714.72
      ---------------------------------       ---------------------------------
      183642        08-11        113.16       183705        08-08     10,000.00
      ---------------------------------       ---------------------------------
      183643        08-06        845.38       183706        08-07      2,656.00
      ---------------------------------       ---------------------------------
      183645 *      08-13        147.97       183707        08-06        578.14
      ---------------------------------       ---------------------------------
      183646        08-13        313.01       183708        08-12        705.00
      ---------------------------------       ---------------------------------
      183648*       08-04         58.00       183709        08-07        594.00
      ---------------------------------       ---------------------------------
      183649        08-04        344.04       183710        08-07        297.00
      ---------------------------------       ---------------------------------
      183650        08-06        122.67       183711        08-05        895.10
      ---------------------------------       ---------------------------------
      183651        08-11        373.00       183712        08-08        314.00
      ---------------------------------       ---------------------------------
      183652        08-01      2,304.18       183713        08-05      2,995.94
      ---------------------------------       ---------------------------------

      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                        Page 4 of 17
      August 15, 2003                                               0001-028588

      Number         Date        Amount       Number         Date        Amount
      ---------------------------------       ---------------------------------
      183714        08-06         15.12       183767        08-06        352.56
      ---------------------------------       ---------------------------------
      183715        08-12      1,401.73       183768        08-11      1,003.14
      ---------------------------------       ---------------------------------
      183716        08-05        741.00       183771 *      08-08        107.26
      ---------------------------------       ---------------------------------
      183717        08-06      4,366.00       183772        08-08        835.71
      ---------------------------------       ---------------------------------
      183718        08-05      1,382.57       183773        08-08        556.33
      ---------------------------------       ---------------------------------
      183719        08-07         28.00       183774        08-05        237.17
      ---------------------------------       ---------------------------------
      183720        08-06        427.50       183775        08-04        882.00
      ---------------------------------       ---------------------------------
      183721        08-06        674.47       183776        08-08         18.20
      ---------------------------------       ---------------------------------
      183722        08-06        417.00       183777        08-11         51.00
      ---------------------------------       ---------------------------------
      183723        08-07        286.32       183778        08-11        108.76
      ---------------------------------       ---------------------------------
      183724        08-06      3,875.00       183780 *      08-05         34.22
      ---------------------------------       ---------------------------------
      183725        08-06        192.50       183781        08-05        126.04
      ---------------------------------       ---------------------------------
      183726        08-06        136.25       183782        08-05         19.64
      ---------------------------------       ---------------------------------
      183727        08-08         32.81       183783        08-06        241.67
      ---------------------------------       ---------------------------------
      183728        08-12        100.00       183784        08-05         64.00
      ---------------------------------       ---------------------------------
      183729        08-04      1,151.10       183785        08-06         83.56
      ---------------------------------       ---------------------------------
      183730        08-07        815.00       183786        08-06        125.78
      ---------------------------------       ---------------------------------
      183731        08-11        108.00       183787        08-06        674.30
      ---------------------------------       ---------------------------------
      183732        08-06        133.93       183788        08-04        407.53
      ---------------------------------       ---------------------------------
      183733        08-07        350.00       183789        08-13        526.56
      ---------------------------------       ---------------------------------
      183734        08-05        830.72       183790        08-07      3,141.00
      ---------------------------------       ---------------------------------
      183735        08-07         70.00       183791        08-08        416.00
      ---------------------------------       ---------------------------------
      183736        08-08      2,281.76       183792        08-05        224.08
      ---------------------------------       ---------------------------------
      183737        08-08         12.00       183793        08-11      2,689.20
      ---------------------------------       ---------------------------------
      183738        08-05         51.88       183794        08-07        476.51
      ---------------------------------       ---------------------------------
      183739        08-05        316.75       183795        08-084       225.68
      ---------------------------------       ---------------------------------
      183740        08-04      1,112.49       183796        08-11        368.77
      ---------------------------------       ---------------------------------
      183741        08-07      1,435.41       183797        08-08        193.93
      ---------------------------------       ---------------------------------
      183742        08-05         64.62       183798        08-12         88.96
      ---------------------------------       ---------------------------------
      183743        08-06      2,273.97       183800 *      08-05      3,219.85
      ---------------------------------       ---------------------------------
      183745 *      08-13         38.00       183801        08-11         79.94
      ---------------------------------       ---------------------------------
      183746        08-11        201.20       183802        08-04        130.21
      ---------------------------------       ---------------------------------
      183748 *      08-11      1,402.71       183803        08-06      2,553.75
      ---------------------------------       ---------------------------------
      183749        08-05        223.96       183804        08-06      4,083.69
      ---------------------------------       ---------------------------------
      183750        08-12        319.57       183805        08-08         30.90
      ---------------------------------       ---------------------------------
      183751        08-05        413.22       183806        08-11        295.20
      ---------------------------------       ---------------------------------
      183752        08-07        387.60       183807        08-05      1,942.12
      ---------------------------------       ---------------------------------
      183753        08-07        204.15       183809 *      08-08         65.00
      ---------------------------------       ---------------------------------
      183754        08-11      3,558.00       183810        08-15        257.33
      ---------------------------------       ---------------------------------
      183755        08-07        186.54       183811        08-11        205.32
      ---------------------------------       ---------------------------------
      183756        08-07        240.00       183812        08-12        544.58
      ---------------------------------       ---------------------------------
      183757        08-07         73.66       183814 *      08-06         97.90
      ---------------------------------       ---------------------------------
      183758        08-07        180.00       183815        08-05      1,736.14
      ---------------------------------       ---------------------------------
      183759        08-08        527.40       183816        08-13        126.00
      ---------------------------------       ---------------------------------
      183760        08-11      1,062.18       183817        08-06        760.71
      ---------------------------------       ---------------------------------
      183761        08-07        600.53       183818        08-07      2,095.11
      ---------------------------------       ---------------------------------
      183762        08-05      2,506.08       183819        08-13      4,415.00
      ---------------------------------       ---------------------------------
      183763        08-07          6.98       183820        08-07        209.78
      ---------------------------------       ---------------------------------
      183764        08-06      1,770.41       183822 *      08-11         52.40
      ---------------------------------       ---------------------------------
      183765        08-04        568.83       183823        08-07      1,278.51
      ---------------------------------       ---------------------------------
      183766        08-05      2,325.05       183824        08-13      2,764.39
      ---------------------------------       ---------------------------------

      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                        Page 5 of 17
      August 15, 2003                                               0001-028588

      Number         Date        Amount       Number         Date        Amount
      ---------------------------------       ---------------------------------
      183825        08-04        110.66       183880        08-14        101.36
      ---------------------------------       ---------------------------------
      183826        08-06        600.00       183881        08-06     3, 370.80
      ---------------------------------       ---------------------------------
      183827        08-06        920.00       183882        08-12        480.81
      ---------------------------------       ---------------------------------
      183828        08-12        655.00       183883        08-07        840.00
      ---------------------------------       ---------------------------------
      183829        08-07        590.00       183884        08-11        178.27
      ---------------------------------       ---------------------------------
      183830        08-05        423.00       183885        08-07      3,778.27
      ---------------------------------       ---------------------------------
      183831        08-14        233.85       183886        08-07         20.00
      ---------------------------------       ---------------------------------
      183832        08-05        124.48       183887        08-04         47.40
      ---------------------------------       ---------------------------------
      183833        08-07         32.00       183888        08-05      1,590.00
      ---------------------------------       ---------------------------------
      183834        08-05        463.83       183889        08-06         50.49
      ---------------------------------       ---------------------------------
      183835        08-07        853.27       183890        08-05        474.00
      ---------------------------------       ---------------------------------
      183836        08-05         89.36       183893 *      08-11      1,114.00
      ---------------------------------       ---------------------------------
      183837        08-07        111.22       183894        08-11        634.50
      ---------------------------------       ---------------------------------
      183839 *      08-08        221.00       183896 *      08-07        103.65
      ---------------------------------       ---------------------------------
      183840        08-11        541.00       183897        08-07        728.10
      ---------------------------------       ---------------------------------
      183841        08-08        263.00       183898        08-11      3,154.71
      ---------------------------------       ---------------------------------
      183842        08-08        585.67       183899        08-05        102.75
      ---------------------------------       ---------------------------------
      183843        08-06         55.75       183900        08-06        218.96
      ---------------------------------       ---------------------------------
      183844        08-06        857.33       183901        08-07        372.00
      ---------------------------------       ---------------------------------
      183845        08-15        750.00       183902        08-05        691.70
      ---------------------------------       ---------------------------------
      183847 *      08-07        208.00       183903        08-06        170.86
      ---------------------------------       ---------------------------------
      183849 *      08-05      2,631.39       183904        08-08        320.44
      ---------------------------------       ---------------------------------
      183850        08-08      1,125.00       183905        08-05        293.33
      ---------------------------------       ---------------------------------
      183851        08-08        822.58       183906        08-06        272.00
      ---------------------------------       ---------------------------------
      183852        08-06         83.07       183907        08-12        166.00
      ---------------------------------       ---------------------------------
      183853        08-05        322.76       183908        08-15        385.84
      ---------------------------------       ---------------------------------
      183854        08-05        187.10       183909        08-05        695.00
      ---------------------------------       ---------------------------------
      183855        08-04        490.62       183911 *      08-06     45,857.65
      ---------------------------------       ---------------------------------
      183856        08-06        172.51       183912        08-07     16,387.54
      ---------------------------------       ---------------------------------
      183857        08-05        896.79       183913        08-12      5,077.92
      ---------------------------------       ---------------------------------
      183858        08-05      2,906.76       183914        08-04     39,928.02
      ---------------------------------       ---------------------------------
      183859        08-11        122.45       183915        08-06     12,005.22
      ---------------------------------       ---------------------------------
      183860        08-05        744.79       183916        08-11     56,801.25
      ---------------------------------       ---------------------------------
      183861        08-05        957.39       183917        08-06     12,995.84
      ---------------------------------       ---------------------------------
      183862        08-11         10.88       183918        08-06    101,196.74
      ---------------------------------       ---------------------------------
      183863        08-05        270.00       183919        08-13     43,037.16
      ---------------------------------       ---------------------------------
      183864        OB-04      1,178.81       183920        08-11      6,468.00
      ---------------------------------       ---------------------------------
      183866 *      08-07      1,170.00       183921        08-07     32,538.72
      ---------------------------------       ---------------------------------
      183867        08-07         39.49       183922        08-05     14,194.36
      ---------------------------------       ---------------------------------
      183868        08-08      1,196.57       183923        08-06    115,867.05
      ---------------------------------       ---------------------------------
      183869        08-06        176.88       183924        08-13     68,607.00
      ---------------------------------       ---------------------------------
      183870        08-08         44.79       183925        08-12     15,449.55
      ---------------------------------       ---------------------------------
      183871        08-08      2,000.00       183926        08-11     13,503.80
      ---------------------------------       ---------------------------------
      183872        08-06        130.36       183927        08-06      6,175.39
      ---------------------------------       ---------------------------------
      183873        08-13        702.00       183928        08-04     14,583.33
      ---------------------------------       ---------------------------------
      183874        08-06        702.00       183929        08-05     35,126.97
      ---------------------------------       ---------------------------------
      183875        08-15      2,000.00       183931 *      08-04     29,932.70
      ---------------------------------       ---------------------------------
      183876        08-11         24.48       183936 *      08-05     34,914.70
      ---------------------------------       ---------------------------------
      183877        08-05      4,405.72       183937        08-15      7,228.00
      ---------------------------------       ---------------------------------
      183878        08-05        760.41       183938        08-06     46,600.00
      ---------------------------------       ---------------------------------
      183879        08-11      3,500.00       183939        08-12     46,139.97
      ---------------------------------       ---------------------------------

      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                        Page 6 of 17
      August 15, 2003                                               0001-028588

      Number         Date        Amount       Number         Date        Amount
      ---------------------------------       ---------------------------------
      183940        08-07     12,507.55       184002        08-14        299.31
      ---------------------------------       ---------------------------------
      183941        08-01     17,281.63       184004 *      08-07        356.16
      ---------------------------------       ---------------------------------
      183942        08-07     20,861.90       184005        08-08      1,373.60
      ---------------------------------       ---------------------------------
      183943        08-07     10,027.92       184006        08-11      1,222.41
      ---------------------------------       ---------------------------------
      183944        08-06      6,049.53       184007        08-07        912.00
      ---------------------------------       ---------------------------------
      183945        08-14     10,539.88       184008        08-12      1,070.00
      ---------------------------------       ---------------------------------
      183946        08-05     48,546.63       184010 *      08-05    263,970.00
      ---------------------------------       ---------------------------------
      183947        08-08     53,094.89       184012 *      08-08         13.00
      ---------------------------------       ---------------------------------
      183948        08-05     10,320.90       184016 *      08-12          7.20
      ---------------------------------       ---------------------------------
      183949        08-07      5,320.43       184017        08-15        464.78
      ---------------------------------       ---------------------------------
      183950        08-07      9,444.68       184018        08-13      1,550.00
      ---------------------------------       ---------------------------------
      183951        08-13      8,310.80       184019        08-15        749.79
      ---------------------------------       ---------------------------------
      183952        08-07     21,066.86       184020        08-14        752.32
      ---------------------------------       ---------------------------------
      183953        08-06     35,640.00       184021        08-11        206.45
      ---------------------------------       ---------------------------------
      183954        08-07     69,548.00       184025 *      08-13        363.76
      ---------------------------------       ---------------------------------
      183955        08-06     23,219.30       184026        08-14        442.10
      ---------------------------------       ---------------------------------
      183956        08-11     41,650.81       184027        08-11        319.42
      ---------------------------------       ---------------------------------
      183957        08-06     52,470.00       184028        08-11          3.55
      ---------------------------------       ---------------------------------
      183958        08-13    186,104.88       184029        08-12        184.87
      ---------------------------------       ---------------------------------
      183959        08-11     48,864.00       184030        08-12        175.00
      ---------------------------------       ---------------------------------
      183962 *      08-07        101.82       184031        08-13        724.03
      ---------------------------------       ---------------------------------
      183964 *      08-04         16.98       184032        08-13      1,230.38
      ---------------------------------       ---------------------------------
      183965        08-14          8.85       184033        08-14         30.10
      ---------------------------------       ---------------------------------
      183966        08-14         11.30       184034        08-12        350.00
      ---------------------------------       ---------------------------------
      183967        08-13        102.19       184035        08-07        293.71
      ---------------------------------       ---------------------------------
      183969 *      08-14    154,800.00       184036        08-08        138.19
      ---------------------------------       ---------------------------------
      183970        08-14    457,461.00       184037        08-14        142.53
      ---------------------------------       ---------------------------------
      183971        08-04        808.50       184038        08-11        115.25
      ---------------------------------       ---------------------------------
      183972        08-13        116.55       184039        08-11        254.29
      ---------------------------------       ---------------------------------
      183973        08-06        201.76       184042 *      08-07        159.33
      ---------------------------------       ---------------------------------
      183974        08-08        605.96       184043        08-07        230.54
      ---------------------------------       ---------------------------------
      183975        08-05        900.00       184044        08-08        146.88
      ---------------------------------       ---------------------------------
      183976        08-06        447.00       184045        08-08        230.00
      ---------------------------------       ---------------------------------
      183977        08-07      1,091.00       184047 *      08-11        356.75
      ---------------------------------       ---------------------------------
      183978        08-06        316.75       184048        08-11     23,942.39
      ---------------------------------       ---------------------------------
      183979        08-11        195.00       184055 *      08-11        750.00
      ---------------------------------       ---------------------------------
      183980        08-12     26,880.00       184057 *      08-15        575.08
      ---------------------------------       ---------------------------------
      183981        08-06     48,241.13       184061 *      08-11      6,477.34
      ---------------------------------       ---------------------------------
      183987 *      08-13        103.58       184062        08-14     43,556.00
      ---------------------------------       ---------------------------------
      183988        08-08        136.25       184065 *      08-13        206.21
      ---------------------------------       ---------------------------------
      183989        08-08        139.55       184068 *      08-12        115.92
      ---------------------------------       ---------------------------------
      183991 *      08-11        308.12       184070 *      08-12        189.05
      ---------------------------------       ---------------------------------
      183992        08-08        158.40       184075 *      08-15        156.58
      ---------------------------------       ---------------------------------
      183993        08-13        930.00       184076        08-12        400.11
      ---------------------------------       ---------------------------------
      183994        08-12      1,220.58       184079 *      08-11        749.97
      ---------------------------------       ---------------------------------
      183995        08-07      7,632.50       184080        08-15        569.12
      ---------------------------------       ---------------------------------
      183997 *      08-14        150.02       184081        08-11      8,868.69
      ---------------------------------       ---------------------------------
      183998        08-13         90.48       184084 *      08-14     17,431.30
      ---------------------------------       ---------------------------------
      183999        08-11        122.85       184085        08-07     14,025.21
      ---------------------------------       ---------------------------------
      184000        08-08        423.25       184086        08-13     22,913.14
      ---------------------------------       ---------------------------------
      184001        08-07        566.39       184087        08-11  1,686,097.00
      ---------------------------------       ---------------------------------

      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                        Page 7 of 17
      August 15, 2003                                               0001-028588

      Number        Date         Amount       Number         Date        Amount
      ---------------------------------       ---------------------------------
      184089 *      08-15      1,040.25       184154        08-12        333.35
      ---------------------------------       ---------------------------------
      184090        08-11      1,104.17       184155        08-14         40.00
      ---------------------------------       ---------------------------------
      184091        08-11     10,416.60       184157 *      08-11        482.00
      ---------------------------------       ---------------------------------
      184092        08-13         15.29       184158        08-13      1,423.58
      ---------------------------------       ---------------------------------
      184093        08-11      3,383.07       184160 *      08-12         66.76
      ---------------------------------       ---------------------------------
      184094        08-13        698.06       184161        08-14        400.00
      ---------------------------------       ---------------------------------
      184096 *      08-14        512.06       184162        08-12        483.74
      ---------------------------------       ---------------------------------
      184097        08-13      1,950.00       184163        08-14        469.65
      ---------------------------------       ---------------------------------
      184098        08-14      1,460.00       184164        08-15        457.60
      ---------------------------------       ---------------------------------
      184099        08-15         50.00       184165        08-13        407.53
      ---------------------------------       ---------------------------------
      184101 *      08-13      3,398.06       184167 *      08-12        493.27
      ---------------------------------       ---------------------------------
      184103 *      08-12        298.89       184168        08-14        356.00
      ---------------------------------       ---------------------------------
      184105 *      08-12        443.54       184170 *      08-12         51.13
      ---------------------------------       ---------------------------------
      184106        08-13        168.63       184171        08-12        393.23
      ---------------------------------       ---------------------------------
      184107        08-13      2,082.30       184172        08-15        165.06
      ---------------------------------       ---------------------------------
      184108        08-13        193.75       184174 *      08-14        330.00
      ---------------------------------       ---------------------------------
      184109        08-11        145.82       184175        08-12      1,258.92
      ---------------------------------       ---------------------------------
      184110        08-12      1,224.74       184176        08-15        156.25
      ---------------------------------       ---------------------------------
      184111        08-11        256.87       184177        08-13        445.00
      ---------------------------------       ---------------------------------
      184112        08-13      1,750.00       184178        08-13        687.32
      ---------------------------------       ---------------------------------
      184113        08-13        108.00       184179        08-12         27.74
      ---------------------------------       ---------------------------------
      184114        08-12      3,634.01       184180        08-12      4,228.13
      ---------------------------------       ---------------------------------
      184115        08-14      1,089.76       184181        08-13      3,000.00
      ---------------------------------       ---------------------------------
      184116        08-13      4,421.32       184183 *      08-13        148.78
      ---------------------------------       ---------------------------------
      184117        08-13         40.82       184184        08-14        247.50
      ---------------------------------       ---------------------------------
      184118        08-13        584.37       184186 *      08-13         64.09
      ---------------------------------       ---------------------------------
      184119        08-12         77.25       184188 *      08-13      1,434.16
      ---------------------------------       ---------------------------------
      184120        08-12      4,097.65       184189        08-12        185.67
      ---------------------------------       ---------------------------------
      184122 *      08-12         13.51       184190        08-13        356.95
      ---------------------------------       ---------------------------------
      184123        08-12         44.27       184191        08-11      1,944.18
      ---------------------------------       ---------------------------------
      184124        08-12      1,826.60       184192        08-11         59.76
      ---------------------------------       ---------------------------------
      184125        08-11      1,112.49       184193        08-11        249.23
      ---------------------------------       ---------------------------------
      184126        08-14        164.00       184194        08-14         73.82
      ---------------------------------       ---------------------------------
      184127        08-15        194.75       184195        08-13        670.05
      ---------------------------------       ---------------------------------
      184128        08-14        406.66       184196        08-12        417.19
      ---------------------------------       ---------------------------------
      184129        08-12        359.70       184197        08-14         54.00
      ---------------------------------       ---------------------------------
      184130        08-13         27.74       184198        08-14         82.16
      ---------------------------------       ---------------------------------
      184131        08-14        121.74       184205 *      08-14         59.00
      ---------------------------------       ---------------------------------
      184132        08-12        156.00       184207 *      08-13        348.94
      ---------------------------------       ---------------------------------
      184133        08-14         24.00       184208        08-11        103.70
      ---------------------------------       ---------------------------------
      184134        08-13         98 06       184209        08-12        113.54
      ---------------------------------       ---------------------------------
      184136 *      08-13      2,005.44       184210        08-12         20.50
      ---------------------------------       ---------------------------------
      184137        08-11        908.00       184211        08-12         79.36
      ---------------------------------       ---------------------------------
      184138        08-13        742.99       184213 *      08-13        379.00
      ---------------------------------       ---------------------------------
      184139        08-13      1,568.00       184214        08-15        168.79
      ---------------------------------       ---------------------------------
      184144 *      08-13         13.03       184215        08-13         85.75
      ---------------------------------       ---------------------------------
      184147 *      08-13          9.17       184216        08-14         49.95
      ---------------------------------       ---------------------------------
      184148        08-12        277.18       184217        08-13      3,456.50
      ---------------------------------       ---------------------------------
      184149        08-13      1,646.25       184218        08-13      1,671.70
      ---------------------------------       ---------------------------------
      184151 *      08-13        139.95       184219        08-13        194.34
      ---------------------------------       ---------------------------------
      184153 *      08-12        824.89       184220        08-12        120.93
      ---------------------------------       ---------------------------------

      [LOGO OMITTED] Bank of Hawaii

      HAWAIIAN AIRLINES INC                                        Page 8 of 17
      August 15, 2003                                               0001-028588

      Number        Date         Amount       Number         Date        Amount
      ---------------------------------       ---------------------------------
      184221        08-12      1,798.50       184276 *      08-14      8,828.60
      ---------------------------------       ---------------------------------
      184222        08-13      1,587.12       184277        08-12     20,291.31
      ---------------------------------       ---------------------------------
      184223        08-12        544.89       184278        08-12     84,936.00
      ---------------------------------       ---------------------------------
      184224        08-12      3,766.68       184279        08-12     16,412.02
      ---------------------------------       ---------------------------------
      184225        08-15        100.00       184280        08-12      6,240.00
      ---------------------------------       ---------------------------------
      184226        08-14      1,133.17       184281        08-12     12,104.07
      ---------------------------------       ---------------------------------
      184228 *      08-15         43.53       184283 *      08-11     27,419.89
      ---------------------------------       ---------------------------------
      184229        08-12        125.00       184287 *      08-12     79,286.38
      ---------------------------------       ---------------------------------
      184230        08-12        129.84       184288        08-11      5,702.47
      ---------------------------------       ---------------------------------
      184231        08-12      1,532.00       184289        08-14      5,640.05
      ---------------------------------       ---------------------------------
      184232        08-12        530.64       184290        08-12     29,430.00
      ---------------------------------       ---------------------------------
      184233        08-15         25.76       184291        08-12    322,931.66
      ---------------------------------       ---------------------------------
      184234        08-12      2,736.49       184293 *      08-13     36,341.22
      ---------------------------------       ---------------------------------
      184235        08-13        863.03       184294        08-12      9,775.43
      ---------------------------------       ---------------------------------
      184236        08-14        429.96       184295        08-13     10,751.50
      ---------------------------------       ---------------------------------
      184237        08-14         45.00       184296        08-15     10,693.45
      ---------------------------------       ---------------------------------
      184238        08-12        739.58       184297        08-13      6,000.00
      ---------------------------------       ---------------------------------
      184239        08-13        582.12       184298        08-15     72,512.55
      ---------------------------------       ---------------------------------
      184240        08-14      2,194.52       184299        08-13     10,631.33
      ---------------------------------       ---------------------------------
      184241        08-15        480.81       184300        08-13     10,545.00
      ---------------------------------       ---------------------------------
      184242        08-12      1,298.32       184301        08-14      7,864.25
      ---------------------------------       ---------------------------------
      184243        08-13        240.00       184303 *      08-12     33,825.00
      ---------------------------------       ---------------------------------
      184246 *      08-14        397.50       184307 *      08-13        324.81
      ---------------------------------       ---------------------------------
      184247        08-12      2,181.21       184309 *      08-15      4,659.20
      ---------------------------------       ---------------------------------
      184248        08-12      1,326.04       184312 *      08-12      3,827.88
      ---------------------------------       ---------------------------------
      184249        08-12         42.11       184313        08-12        344.79
      ---------------------------------       ---------------------------------
      184250        08-13        120.00       184314        08-13        358.20
      ---------------------------------       ---------------------------------
      184251        08-14        108.80       184315        08-12        518.52
      ---------------------------------       ---------------------------------
      184252        08-13      2,235.77       184316        08-14        494.24
      ---------------------------------       ---------------------------------
      184253        08-13        861.40       184319 *      08-15         73.16
      ---------------------------------       ---------------------------------
      184254        08-13        962.55       184320        08-14     38,406.21
      ---------------------------------       ---------------------------------
      184258 *      08-12        315.10       184321        08-14      8,800.00
      ---------------------------------       ---------------------------------
      184260 *      08-13        208.53       184322        08-13     16,485.69
      ---------------------------------       ---------------------------------
      184262 *      08-15        260.00       184324 *      08-14        135.40
      ---------------------------------       ---------------------------------
      184263        08-13        201.72       184326 *      08-15        152.00
      ---------------------------------       ---------------------------------
      184264        08-11         75.00       184333 *      08-14         15.31
      ---------------------------------       ---------------------------------
      184265        08-12        114.58       184335 *      08-11        938.00
      ---------------------------------       ---------------------------------
      184266        08-14      5,664.00       184399 *      08-15     44,730.50
      ---------------------------------       ---------------------------------
      184267        08-13     38,265.60       184404 *      08-14      3,396.00
      ---------------------------------       ---------------------------------
      184268        08-13     33,744.90       184406 *      08-15      2,701.80
      ---------------------------------       ---------------------------------
      184269        08-12     15,614.60       184412 *      08-15     22,599,00
      ---------------------------------       ---------------------------------
      184270        08-13     15,460.00       184414 *      08-15        101.16
      ---------------------------------       ---------------------------------
      184271        08-14     11,443.31       184415        08-15      1,027.41
      ---------------------------------       ---------------------------------
      184272        08-12      6,133.20       184419 *      08-15      1,160.00
      ---------------------------------       ---------------------------------
      184273        08-13      6,960.00       184447 *      08-15        106.08
      ---------------------------------       ---------------------------------
      184274        08-13     26,838.87       * Skip in check sequence
      ---------------------------------

      [LOGO OMITTED] Bank of Hawaii


      HAWAIIAN AIRLINES INC                                                 Page 9 of 17
      August 15, 2003                                                        0001-028588


DEBITS
      Date      Description                                                 Subtractions
      -----------------------------------------------------------------------------------
      08-01     Outgoing Wire Trnsfr                                           13,665.00
                  BOH FUNDS TRANSFER 080103 030801001642701
                  10822891
      -----------------------------------------------------------------------------------
      08-01     Outgoing Wire Trnsfr                                          750,000.00
                  BOH FUNDS TRANSFER 080103 030801001092701
                  DO 026960
      -----------------------------------------------------------------------------------
      08-01     Outgoing Wire Trnsfr                                          579,406.71
                  BOH FUNDS TRANSFER 080103 030801001065701
                  DO 026957
      -----------------------------------------------------------------------------------
      08-01     Outgoing Wire Trnsfr                                          417,302.50
                  BOH FUNDS TRANSFER 080103 030801001095701
                  DO 026961
      -----------------------------------------------------------------------------------
      08-01     Outgoing Wire Trnsfr                                          250,000.00
                  BOH FUNDS TRANSFER 080103 030801001107701
                  DO 026964
      -----------------------------------------------------------------------------------
      08-01     Outgoing Wire Trnsfr                                          229,206.65
                  BOH FUNDS TRANSFER 080103 030801001112701
                  DO 026965
      -----------------------------------------------------------------------------------
      08-01     Outgoing Wire Trnsfr                                           95,186.57
                  BOH FUNDS TRANSFER 080103 030801001125701
                  DO 026966
      -----------------------------------------------------------------------------------
      08-01     Outgoing Wire Trnsfr                                           42,022.00
                  BOH FUNDS TRANSFER 080103 030801001105701
                  DO 026963
      -----------------------------------------------------------------------------------
      08-01     Outgoing Wire Trnsfr                                           35,584.77
                  BOH FUNDS TRANSFER 080103 030801001098701
                  DO 026962
      -----------------------------------------------------------------------------------
      08-01     Outgoing Wire Trnsfr                                            4,720.00
                  BOH FUNDS TRANSFER 080103 030801001088701
                  DO 026959
      -----------------------------------------------------------------------------------
      08-01     ACH Debit                                                      47,684.58
                  BP WEST COAST PR EFT DEBIT 212441719011499
      -----------------------------------------------------------------------------------
      08-01     Automatic Transfer                                              8,650.65
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
      -----------------------------------------------------------------------------------
      08-01     Automatic Transfer                                                153.00
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
      -----------------------------------------------------------------------------------
      08-01     Automatic Transfer                                              1,250.00
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
      -----------------------------------------------------------------------------------
      08-01     Automatic Transfer                                              1,612.10
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
      -----------------------------------------------------------------------------------
      08-04     Outgoing Wire Trnsfr                                              191.67
                  BOH FUNDS TRANSFER 080403 030804001850701
                  10812653
      -----------------------------------------------------------------------------------
      08-04     Debit Memo                                                          1.44




     [LOGO OMITTED] Bank of Hawaii


      HAWAIIAN AIRLINES INC                                                 Page 10 of 17
      August 15, 2003                                                        0001-028588

      Date      Description                                                 Subtractions
      -----------------------------------------------------------------------------------
      08-04     Outgoing Wire Trnsfr                                        1,580,166.00
                  BOH FUNDS TRANSFER 080403 030804001163701
                  DO 027052
      -----------------------------------------------------------------------------------
      08-04     Outgoing Wire Trnsfr                                          249,659.74
                  BOH FUNDS TRANSFER 080403 030804001167701
                  DO 027054
      -----------------------------------------------------------------------------------
      OS-04     Outgoing Wire Trnsfr                                           11,000.00
                  BOH FUNDS TRANSFER 080403 030804001164701
                  DO 027053
      -----------------------------------------------------------------------------------
      08-04     ACH Debit                                                   3,612,959.90
                  HAWAIIAN AIR PAYROLL 030804 -SETT-8 HAWNAIR
      -----------------------------------------------------------------------------------
      08-04     ACH Debit                                                     246,006.24
                  BP WEST COAST PR EFT DEBIT 213442003011599
      -----------------------------------------------------------------------------------
      08-04     Automatic Transfer                                              4,814.77
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
      -----------------------------------------------------------------------------------
      08-04     Automatic Transfer                                              9,306.61
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
      -----------------------------------------------------------------------------------
      08-04     Automatic Transfer                                             51,058.60
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
      -----------------------------------------------------------------------------------
      08-04     Automatic Transfer                                              5,506.86
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
      -----------------------------------------------------------------------------------
      08-05     Outgoing Wire Trnsfr                                            3,185.00
                  BOH FUNDS TRANSFER 080503 030805001615701
                  10812663
      -----------------------------------------------------------------------------------
      08-05     Debit Memo                                                        276.75
      -----------------------------------------------------------------------------------
      08-05     Outgoing Wire Trnsfr                                          375,000.00
                  BOH FUNDS TRANSFER 080503 030805001095701
                  DO 027099
      -----------------------------------------------------------------------------------
      08-05     Outgoing Wire Trnsfr                                          320,879.33
                  BOH FUNDS TRANSFER 080503 030805001110701
                  00027104
      -----------------------------------------------------------------------------------
      08-05     Outgoing Wire Trnsfr                                          145,689.65
                  BOH FUNDS TRANSFER 080503 030805001111701
                  DO 027105
      -----------------------------------------------------------------------------------
      08-05     Outgoing Wire Trnsfr                                           25,016.00
                  BOH FUNDS TRANSFER 080503 030805001109701
                  DO 027103
      -----------------------------------------------------------------------------------
      08-05     Outgoing Wire Trnsfr                                            9,032.84
                  BOH FUNDS TRANSFER 080503 030805001103701
                  DO 027102
      -----------------------------------------------------------------------------------
      08-05     ACH Debit                                                   1,852,367.76
                  HAWAIIAN AIRLINE TAX PMTS 030805 -SETT-BOH MAXUS
      -----------------------------------------------------------------------------------
      08-05     Automatic Transfer                                            103,826.28
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129




      [LOGO OMITTED] Bank of Hawaii


      HAWAIIAN AIRLINES INC                                                Page 11 of 17
      August 15, 2003                                                        0001-028588

      Date      Description                                                 Subtractions
      -----------------------------------------------------------------------------------
      08-05     Automatic Transfer                                              8,873.08
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                   0001014137
      -----------------------------------------------------------------------------------
      08-05     Automatic Transfer                                             38,071.13
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                 0001028677
      -----------------------------------------------------------------------------------
      08-05     Automatic Transfer                                                839.55
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                 0080463693
      -----------------------------------------------------------------------------------
      08-06     Outgoing Wire Trnsfr                                          401,000.00
                  BOH FUNDS TRANSFER 080603 030806001007701
                  DO 027156
      -----------------------------------------------------------------------------------
      08-06     Outgoing Wire Trnsfr                                           24,804.00
                  BOH FUNDS TRANSFER 080603 030806001005701
                  DO 027155
      -----------------------------------------------------------------------------------
      08-06     Outgoing Wire Trnsfr                                           18,385.50
                  BOH FUNDS TRANSFER 080603 030806000934701
                  DO 027152
      -----------------------------------------------------------------------------------
      08-06     Outgoing Wire Trnsfr                                           17,049.99
                  BOH FUNDS TRANSFER 080603 030806000931701
                  DO 027151
      -----------------------------------------------------------------------------------
      08-06     Outgoing Wire Trnsfr                                              814.30
                  BOH FUNDS TRANSFER 080603 030806001003701
                  DO 027154
      -----------------------------------------------------------------------------------
      08-06     Outgoing Wire Trnsfr                                              788.20
                  BOH FUNDS TRANSFER 080603 030806001001701
                  DO 027153
      -----------------------------------------------------------------------------------
      08-06     ACH Debit                                                      24,981.65
                  EMPLOYMENT DEVEL EDD EFTPMT 080503 TXP*08817066*01100
                  *030805*T*349876*T*2148289*T*2498165\
      -----------------------------------------------------------------------------------
      08-06     Automatic Transfer                                            165,704.46
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
      -----------------------------------------------------------------------------------
      08-06     Automatic Transfer                                              5,160.33
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
      -----------------------------------------------------------------------------------
      08-06     Automatic Transfer                                          4,181,729.89
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
      -----------------------------------------------------------------------------------
      08-06     Automatic Transfer                                            104,725.57
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
      -----------------------------------------------------------------------------------
      08-06     Automatic Transfer                                                825.71
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
      -----------------------------------------------------------------------------------
      08-07     Debit Memo                                                  5,000,000.00
      -----------------------------------------------------------------------------------
      08-07     Outgoing Wire Trnsfr                                        5,000,000.00
                  BOH FUNDS TRANSFER 080703 030807001033701
                  DO 027210




     [LOGO OMITTED] Bank of Hawaii

     HAWAIIAN AIRLINES INC                                                 Page 12 of 17
     August 15, 2003                                                         0001-028588

      Date      Description                                                  Subtractions
      -----------------------------------------------------------------------------------
      08-07     Outgoing Wire Trnsfr                                           30,400.00
                  BOH FUNDS TRANSFER 080703 030807000826701
                  DO 027205
      -----------------------------------------------------------------------------------
      08-07     Outgoing Wire Trnsfr                                           18,940.50
                  BOH FUNDS TRANSFER 080703 030807000825701
                  DO 027204
      -----------------------------------------------------------------------------------
      08-07     ACH Debit                                                      93,382.06
                  BP WEST COAST PR EFT DEBIT 218441537010999
      -----------------------------------------------------------------------------------
      08-07     Automatic Transfer                                            184,366.47
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
      -----------------------------------------------------------------------------------
      08-07     Automatic Transfer                                              4,142.42
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
      -----------------------------------------------------------------------------------
      08-07     Automatic Transfer                                             39,484.74
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
      -----------------------------------------------------------------------------------
      08-07     Automatic Transfer                                             1,801.59.
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
      -----------------------------------------------------------------------------------
      08-08     Outgoing Wire Trnsfr                                          162,635.17
                  BOH FUNDS TRANSFER 080803 030808001672701
                  10834395
      -----------------------------------------------------------------------------------
      08-08     Debit Memo                                                         19.37
      -----------------------------------------------------------------------------------
      08-08     Outgoing Wire Trnsfr                                          708,070.83
                  BOH FUNDS TRANSFER 080803 030808001145701
                  DO 027277
      -----------------------------------------------------------------------------------
      08-08     Outgoing Wire Trnsfr                                          250,000.00
                  BOH FUNDS TRANSFER 080803 030808001054701
                  DO 027272
      -----------------------------------------------------------------------------------
      08-08     Outgoing Wire Trnsfr                                          206,803.17
                  BOH FUNDS TRANSFER 080803 030808001049701
                  DO 027270
      -----------------------------------------------------------------------------------
      08-08     Outgoing Wire Trnsfr                                          104,734.94
                  BOH FUNDS TRANSFER 080803 030808001051701
                  DO 027271
      -----------------------------------------------------------------------------------
      08-08     Outgoing Wire Trnsfr                                           47,401.62
                  BOH FUNDS TRANSFER 080803 030808001138701
                  DO 027275
      -----------------------------------------------------------------------------------
      08-08     Outgoing Wire Trnsfr                                            6,552.00
                  BOH FUNDS TRANSFER 080803 030808001058701
                  DO 027273
      -----------------------------------------------------------------------------------
      08-08     Outgoing Wire Trnsfr                                            5,869.75
                  BOH FUNDS TRANSFER 080803 030808001047701
                  DO 027269
      -----------------------------------------------------------------------------------
      08-08     ACH Debit                                                     563,076.99
                  HAWAIIAN AIRLINE TAX PMTS 030808 -SETT-BOH MAXUS
      -----------------------------------------------------------------------------------
      08-08     ACH Debit                                                       1,012.00
                  STATE OF COLORAD STATE TAX 080703 TXP*37101050020000
                  0*00011*030731*T*0000101200*U*0000000000*U*0000000000*




     [LOGO OMITTED] Bank of Hawaii


      HAWAIIAN AIRLINES INC                                                 Page 13 of 17
      August 15, 2003                                                         0001-028588

      Date      Description                                                 Subtractions
      -----------------------------------------------------------------------------------
      08-08     Automatic Transfer                                             93,267.55
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
      -----------------------------------------------------------------------------------
      08-08     Automatic Transfer                                             13,045.51
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
      -----------------------------------------------------------------------------------
      08-08     Automatic Transfer                                             28,567.36
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
      -----------------------------------------------------------------------------------
      08-08     Automatic Transfer                                              2,025.30
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
      -----------------------------------------------------------------------------------
      08-11     Outgoing Wire Trnsfr                                          230,433.56
                  BOH FUNDS TRANSFER 081103 030811000573701
                  DO 027313
      -----------------------------------------------------------------------------------
      08-11     Outgoing Wire Trnsfr                                          121,649.14
                  BOH FUNDS TRANSFER 081103 030811000576701
                  DO 027314
      -----------------------------------------------------------------------------------
      08-11     Outgoing Wire Trnsfr                                           23,622.41
                  BOH FUNDS TRANSFER 081103 030811000571701
                  DO 027312
      -----------------------------------------------------------------------------------
      08-11     ACH Debit                                                   2,088,000.00
                  HAWAIIAN AIRLINE TAX PMTS 030811 -SETT-BOH MAXUS
      -----------------------------------------------------------------------------------
      08-11     ACH Debit                                                     444,942.37
                  BP WEST COAST PR EFT DEBIT 220440170011499
      -----------------------------------------------------------------------------------
      08-11     Automatic Transfer                                             91,869.95
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
      -----------------------------------------------------------------------------------
      08-11     Automatic Transfer                                              4,116.36
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                   0001014137
      -----------------------------------------------------------------------------------
      08-11     Automatic Transfer                                            164,838.84
                  TRANSFER TO CAT GOV SEC FUND-S
                   00000000800963050
      -----------------------------------------------------------------------------------
      08-11     Automatic Transfer                                              8,977.16
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
      -----------------------------------------------------------------------------------
      08-11     Automatic Transfer                                                932.90
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
      -----------------------------------------------------------------------------------
      08-12     Outgoing Wire Trnsfr                                            1,480.00
                  BOH FUNDS TRANSFER 081203 030812000516701
                  DO 027367
      -----------------------------------------------------------------------------------
      08-12     Automatic Transfer                                             58,629.30
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
      -----------------------------------------------------------------------------------
      08-12     Automatic Transfer                                              2,297.76
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137




     [LOGO OMITTED] Bank of Hawaii


      HAWAIIAN AIRLINES INC                                                Page 14 of 17
      August 15, 2003                                                        0001-028588

      Date      Description                                                 Subtractions
      -----------------------------------------------------------------------------------
      08-12     Automatic Transfer                                            449,108.72
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
      -----------------------------------------------------------------------------------
      08-12     Automatic Transfer                                             33,630.24
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
      -----------------------------------------------------------------------------------
      08-12     Automatic Transfer                                                630.07
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
      -----------------------------------------------------------------------------------
      08-13     Outgoing Wire Trnsfr                                            1,001.60
                  BOH FUNDS TRANSFER 081303 030813001238701
                  10834430
      -----------------------------------------------------------------------------------
      08-13     Outgoing Wire Trnsfr                                          904,000.00
                  BOH FUNDS TRANSFER 081303 030813000589701
                  DO 027403
      -----------------------------------------------------------------------------------
      08-13     Outgoing Wire Trnsfr                                          880,724.25
                  BOH FUNDS TRANSFER 081303 030813000596701
                  DO 027405
      -----------------------------------------------------------------------------------
      08-13     Outgoing Wire Trnsfr                                          750,000.00
                  BOH FUNDS TRANSFER 081303 030813000590701
                  DO 027404
      -----------------------------------------------------------------------------------
      08-13     Outgoing Wire Trnsfr                                          244,811.47
                  BOH FUNDS TRANSFER 081303 030813001653701
                  DO 027435
      -----------------------------------------------------------------------------------
      08-13     Outgoing Wire Trnsfr                                           15,817.05
                  BOH FUNDS TRANSFER 081303 030813001650701
                  DO 027434
      -----------------------------------------------------------------------------------
      08-13     ACH Debit                                                     124,440.94
                  HAWAIIAN AIRLINE TAX PMTS 030813 -SETT-BOH MAXUS
      -----------------------------------------------------------------------------------
      08-13     ACH Debit                                                          40.00
                  Intl Banking Dep TRADE SVCS 081303 ISB S081727-RNW001
                  LETTER OF CREDIT
      -----------------------------------------------------------------------------------
      08-13     Automatic Transfer                                             40,501.56
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
      -----------------------------------------------------------------------------------
      08-13     Automatic Transfer                                                429.90
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
      -----------------------------------------------------------------------------------
      08-13     Automatic Transfer                                            120,032.81
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
      -----------------------------------------------------------------------------------
      08-13     Automatic Transfer                                             29,117.28
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
      -----------------------------------------------------------------------------------
      08-13     Automatic Transfer                                                758.74
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
      -----------------------------------------------------------------------------------
      08-14     Outgoing Wire Trnsfr                                           40,000.00
                  BOH FUNDS TRANSFER 081403 030814000377701
                  DO 027450




     [LOGO OMITTED] Bank of Hawaii


      HAWAIIAN AIRLINES INC                                                Page 15 of 17
      August 15, 2003                                                        0001-028588

      Date      Description                                                 Subtractions
      -----------------------------------------------------------------------------------
      08-14     ACH Debit                                                      31,842.67
                  BP WEST COAST PR EFT DEBIT 225443018013099
      -----------------------------------------------------------------------------------
      08-14     Automatic Transfer                                             18,294.41
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                 0001014129
      -----------------------------------------------------------------------------------
      08-14     Automatic Transfer                                              2,288.64
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                 0001014137
      -----------------------------------------------------------------------------------
      08-14     Automatic Transfer                                            198,856.43
                  TRANSFER TO CAT GOV SEC FUND-S
                              00000000800963050
      -----------------------------------------------------------------------------------
      08-14     Automatic Transfer                                             27,800.18
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                 0001028677
      -----------------------------------------------------------------------------------
      08-14     Automatic Transfer                                              3,103.81
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                 0080463693
      -----------------------------------------------------------------------------------
      08-15     Debit Memo                                                      1,866.57
      -----------------------------------------------------------------------------------
      08-15     Outgoing Wire Trnsfr                                          969,181.29
                  BOH FUNDS TRANSFER 081503 030815000505701
                  DO 027495
      -----------------------------------------------------------------------------------
      08-15     Outgoing Wire Trnsfr                                          659,275.53
                  BOH FUNDS TRANSFER 081503 030815000524701
                  DO 027500
      -----------------------------------------------------------------------------------
      08-15     Outgoing Wire Trnsfr                                          250,000.00
                  BOH FUNDS TRANSFER 081503 030815000512701
                  DO 027497
      -----------------------------------------------------------------------------------
      08-15     Outgoing Wire Trnsfr                                          245,007.51
                  BOH FUNDS TRANSFER 081503 030815000520701
                  DO 027499
      -----------------------------------------------------------------------------------
      08-15     Outgoing Wire Trnsfr                                          105,008.38
                  BOH FUNDS TRANSFER 081503 030815000517701
                  DO 027498
      -----------------------------------------------------------------------------------
      08-15     Outgoing Wire Trnsfr                                           84,168.46
                  BOH FUNDS TRANSFER 081503 030815000508701
                  DO 027496
      -----------------------------------------------------------------------------------
      08-15     Outgoing Wire Trnsfr                                           58,153.88
                  BOH FUNDS TRANSFER 081503 030815000527701
                  DO 027501
      -----------------------------------------------------------------------------------
      08-15     Outgoing Wire Trnsfr                                           16,839.78
                  BOH FUNDS TRANSFER 081503 030815000531701
                  DO 027502
      -----------------------------------------------------------------------------------
      08-15     Outgoing Wire Trnsfr                                              832.00
                  BOH FUNDS TRANSFER 081503 030815000842701
                  DO 027507
      -----------------------------------------------------------------------------------
      08-15     ACH Debit                                                      15,807.63
                  BP WEST COAST PR EFT DEBIT 226440118013999
      -----------------------------------------------------------------------------------
      08-15     Automatic Transfer                                             12,579.93
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                                 0001014129





     [LOGO OMITTED] Bank of Hawaii


      HAWAIIAN AIRLINES INC                                                Page 16 of 17
      August 15, 2003                                                        0001-028588

      Date      Description                                                 Subtractions
      -----------------------------------------------------------------------------------
      08-15     Automatic Transfer                                                208.00
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
      -----------------------------------------------------------------------------------
      08-15     Automatic Transfer                                          1,353,290.21
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
      -----------------------------------------------------------------------------------
      08-15     Automatic Transfer                                              1,733.02
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
      -----------------------------------------------------------------------------------
      08-15     Automatic Transfer                                                679.59
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693


 CREDITS

      Date      Description                                                    Additions
      -----------------------------------------------------------------------------------
      08-01     Automatic Transfer                                          1,302,926.61
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
      -----------------------------------------------------------------------------------
      08-01     Automatic Transfer                                          1,075,642.23
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
      -----------------------------------------------------------------------------------
      08-04     Automatic Transfer                                          1,819,450.70
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
      -----------------------------------------------------------------------------------
      08-04     Automatic Transfer                                          4,759,337.85
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
      -----------------------------------------------------------------------------------
      08-05     Automatic Transfer                                          2,448,694.61
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
      -----------------------------------------------------------------------------------
      08-05     Automatic Transfer                                            839,865,33
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
      -----------------------------------------------------------------------------------
      08-06     Automatic Transfer                                          5,068,898.79
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
      -----------------------------------------------------------------------------------
      08-07     Automatic Transfer                                          9,955,762.90
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
      -----------------------------------------------------------------------------------
      08-07     Automatic Transfer                                          1,207,024.99
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
      -----------------------------------------------------------------------------------
      08-08     Automatic Transfer                                            884,249.54
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
      -----------------------------------------------------------------------------------
      08-08     Automatic Transfer                                          1,608,042.14
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424




      [LOGO OMITTED] Bank of Hawaii


      HAWAIIAN AIRLINES INC                                                Page 17 of 17
      August 15, 2003                                                        0001-028588


      Date      Description                                                    Additions
      -----------------------------------------------------------------------------------
      08-11     Automatic Transfer                                          5,197,000.17
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
      -----------------------------------------------------------------------------------
      08-12     Automatic Transfer                                            840,607.79
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
      -----------------------------------------------------------------------------------
      08-12     Credit Memo                                                         9.90
      -----------------------------------------------------------------------------------
      08-13     Automatic Transfer                                          4,864,192.99
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
      -----------------------------------------------------------------------------------
      08-14     Automatic Transfer                                          1,199,102.28
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
      -----------------------------------------------------------------------------------
      08-14     Credit Memo                                                        10.00
 .....-----------------------------------------------------------------------------------
      08-15     Automatic Transfer                                          2,901,136.07
                   TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                   0001042424



 DAILY BALANCES
      Date      Amount          Date      Amount           Date    Amount
      07-31     2,969,402.00    08-06     2,552,084.00     08-12   2,469,583.00
      08-01     2,622,773.00    08-07     2,734,224.00     08-13   3,612,644.00
      08-04     3,154,723.00    08-08     2,929,373.00     08-14   3,702,112.00
      08-05     3,060,737.00    08-11     2,957,615.00     08-15   2,643,297.00

[LOGO OMITTED] Bank of Hawaii                       Statement of Account

Last statement: August 15, 2003                     Account: 0001-028588
This statement: August 31, 2003                     Page 1 of 15
Total days in statement period: 16                  Number of Enclosures: (671)

                                                    Direct inquiries to:
                                                    888-643-3888

HAWAIIAN AIRLINES INC                               BANK OF HAWAII
GENERAL ACCOUNT                                     P.O. BOX 2900
PO BOX 29906-ATTN VP CNTRLLR                        HONOLULU HI 96846
HONOLULU HI 96820


-------------------------------------------------------------------------------
PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY! APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.
-------------------------------------------------------------------------------

Business Cash Advantage

    Account number             0001-028588  Beginning balance          $2,643,297.00
    Enclosures                         671  Total additions            38,516,385.43
    Low balance              $2,433,055.00  Total subtractions         38,478,914.43
    Average balance          $2,829,906.72                             -------------
                                            Ending balance             $2,680,768.00

CHECKS

Number        Date          Amount          Number          Date          Amount
----------------------------------          ----------------------------------------
172610        08-28         216.00          183227*         08-18            216.00
178735*       08-27         335.00          183234*         08-22            604.80
178736        08-27         335.00          183241*         08-28             87.08
178737        08-27         335.00          183242          08-19            216.00
178738        08-27         335.00          183257*         08-19             54.89
179532*       08-27         108.00          183290*         08-25         12,375.00
180748*       08-19          98.55          183299*         08-29             26.25
181400*       08-21         129.60          183453*         08-19             22.91
181783*       08-26         104.00          183478*         08-27          1,750.05
181824*       08-26         102.66          183593*         08-25             57.50
181854*       08-27          21.60          183610*         08-20          4,839.98
182164*       08-28          31.46          183611          08-28             86.40
182553*       08-20          13.00          183612          08-20            246.25
182569*       08-20         216.00          183624*         08-29            400.00
182633*       08-18          17.50          183633*         08-28            189.00
182728*       08-26         139.34          183637*         08-18             45.83
182797*       08-21          75.00          183694*         08-26          2,108.08
182824*       08-28          39.00          183701*         08-20            587.16
182888*       08-21         261.20          183744*         08-18          2,792.71
182964*       08-25          39.94          183747*         08-18             66.00
183023*       08-19       4,546.80          183769*         08-19            954.00
183030*       08-25         289.45          183770          08-18            165.00
183224*       08-25         216.00          183799*         08-19            325.00

[LOGO OMITTED] Bank of Hawaii
===============================================================================
UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
     Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.   DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.

-------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
-------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

    Ending balance reflected on this statement:                                         $ _____________

    Add deposits and transfers to this account; not yet reflected on this statement:

          $ __________________     $ _______________
          $ __________________     $ _______________
          $ __________________     $ _______________                              +)    $ _____________

    Sub-Total:                                                                    =     $ _____________

    Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:

          $ __________________     $ _______________        $ _______________
          $ __________________     $ _______________        $ _______________
          $ __________________     $ _______________        $ _______________     -)    $ _____________


    Current Account Balance (For checking accounts, this amount should
    equal your checkbook register balance.)                                        =     $ _____________


-------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

     o    Your name and account number
     o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
     o    Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: 1-888-643-9888)
                         American Samoa: 684-633-4226
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
===============================================================================
MEMBER FDIC

[LOGO OMITTED] Bank of Hawaii



HAWAIIAN AIRLINES INC                                                                  Page 2 of 15
August 31, 2003                                                                         0001-028588

Number              Date              Amount          Number              Date               Amount
--------------------------------------------          ---------------------------------------------
183808 *            08-18             325.00          184173 *            08-19            1,436.17
183821 *            08-20           1,500.00          184182 *            08-19              851.63
183838 *            08-18             241.20          184199 *            08-20               27.83
183848 *            08-18             196.88          184201 *            08-18            1,435.82
183865 *            08-19                .33          184202              08-18              914.22
183892 *            08-19             234.00          184203              08-18              472.41
183895 *            08-18             518.00          184204              08-18               78.66
183910 *            08-18              80.00          184206 *            08-19            1,225.47
183960 *            08-25              14.00          184212 *            08-18              121.14
183968 *            08-20             246.31          184227 *            08-18            2,961.00
183982 *            08-19               8.84          184244 *            08-19            1,064.00
183984 *            08-18              26.40          184245              08-20              250.00
183985              08-29              13.00          184256 *            08-19              295.00
183986              08-18             168.97          184257              08-27              174.87
183996 *            08-22             414.50          184259 *            08-25               50.58
184009 *            08-18             254.50          184261 *            08-25              420.00
184015 *            08-22             115.00          184302 *            08-18           39,007.76
184022 *            08-26             650.00          184304 *            08-18           24,850.40
184024 *            08-19             113.29          184305              08-25              352.52
184040 *            08-18             549.25          184306              08-20              157.09
184041              08-21              70.00          184308 *            08-28               18.52
184053 *            08-20             771.08          184310 *            08-18            2,210.00
184054              08-26           2,490.38          184317 *            08-20              452.04
184056 *            08-29             343.48          184318              08-20            1,065.92
184058 *            08-25             121.00          184323 *            08-18              322.46
184059              O8-20              89.70          184329 *            08-20              211.73
184060              08-21          28,620.20          184331 *            08-18              127.44
184063 *            08-29              13.00          184332              08-20              255.53
184064              08-20              40.00          184334 *            08-27              190.00
184066 *            08-22             131.04          184337 *            08-18              115.00
184069 *            08-19             117.40          184338              08-18              473.00
184071 *            08-28              13.00          184339              08-18               77.71
184074 *            08-21              13.00          184340              08-21            1,079.90
184077 *            08-29             113.52          184341              08-27            2,291.63
184078              08-27             157.95          184342              08-26            3,314.63
184083 *            08-28           7,707.92          184343              08-18              280.95
184088 *            08-19          11,064.34          184344              08-20              266.48
184095 *            08-18              82.19          184346 *            08-27              500.00
184100 *            08-18           3,838.55          184348 *            08-22            2,178.12
184102 *            08-21             110.00          184349              08-22              216.00
184104 *            08-19             209.12          184354 *            08-27              129.60
184121 *            08-29           2,783.40          184360 *            08-18               10.39
184135 *            08-20           2,412.14          184365 *            08-27              172.80
184140 *            08-18              34.89          184383 *            08-28              216.00
184142 *            08-19             558.00          184400 *            08-20           25,577.80
184145 *            08-18           3,050.71          184401              08-19          302,462.42
184146              08-18           2,876.00          184402              08-19           41,544.09
184152 *            08-18             819.73          184403              08-28               64.40
184159 *            08-18           2,931.76          184405 *            08-19            1,312.50
184166 *            08-29           1,512.00          184407 *            08-19              121.50
184169 *            08-18             177.08          184408              08-18            2,112.00



[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                 Page 3 of 15
August 31, 2003                                                                        0001-028588


Number              Date              Amount          Number              Date               Amount
--------------------------------------------          ---------------------------------------------
184409               08-25          2,355.00          184469              08-19              65.83
184410               08-18             69.25          184470              08-19             190.80
184411               08-19         21,562.00          184471              08-25              22.00
184416 *             08-21             13.00          184472              08-18             146.09
184418 *             08-22             13.00          184473              08-19              47.94
184421 *             08-20            670.42          184474              08-19              82.03
184422               08-18            825.00          184475              08-19             135.42
184423               08-21            254.54          184476              08-19              62.33
184424               08-25            727.01          184477              08-19             692.46
184425               08-27            434.54          184478              08-21             199.55
184426               08-25          9,994.08          184479              08-21             350.00
184427               08-19          1,846.20          184481*             08-21           1,657.16
184428               08-21            427.50          184482              08-27             171.94
184429               08-28            205.00          184483              08-20             133.83
184430               08-26          1,044.58          184484              08-26             680.66
184431               08-18            404.53          184485              08-20             324.50
184432               08-18            391.36          184486              08-20             267.95
184433               08-19             65.73          184488 *            08-20             108.36
184435 *             08-18         79,873.92          184489              08-29              38.00
184436               08-18         12,795.00          184490              08-25             215.12
184437               08-18      1,822,217.00          184491              08-25             260.55
184438               08-25             10.54          184492              08-19           3,300.84
184439               08-25          9,562.55          184493              08-20           1,205.33
184440               08-26         79,269.57          184494              08-19             202.90
184441               08-25         27,730.66          184495              08-22           2,548.00
184442               08-25          9,987.60          184496              08-25              13.40
184443               08-22            537.66          184497              08-19              68.74
184444               08-19          2,423.04          184498              08-20               9.75
184445               08-19          1,979.67          184500 *            08-20              21.67
184446               08-26          1,331.93          184501              08-20              20.83
184448 *             08-19            145.80          184502              08-18             855.80
184449               08-20            158.36          184503              08-19           1,006.52
184450               08-19          2,842.00          184504              08-25             637.37
184451               08-22            940.49          184505              08-20              43.41
184452               08-18            468.75          184506              08-19             191.44
184453               08-19          1,875.94          184507              08-26              31.70
184454               08-19             99.32          184508              08-19           1,588.65
184455               08-20             33.18          184509              08-26             132.00
184456               08-20            945.36          184510              08-27             286.47
184457               08-20             34.64          184511              08-27           1,186.12
184458               08-18             43.49          184512              08-19             195.53
184459               08-25            141.24          184513              08-19           4,099.78
184460               08-18          1,100.00          184514              08-22           1,609.90
184461               08-19            102.83          184515              08-25             148.30
184462               08-18              9.27          184516              08-26             259.52
184463               08-20             45.00          184519 *            08-22              88.96
184464               08-22            437.48          184520              08-20             317.50
184465               08-20            613.59          184521              08-26             220.42
184466               08-20          4,749.92          184522              08-20             650.67
184467               08-20             11.25          184523              08-21           3,667.01
184468               08-20          2,128.22          184524              08-20           1,335.00


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                 Page 4 of 15
August 31, 2003                                                                        0001-028588


Number              Date              Amount          Number              Date               Amount
--------------------------------------------          ---------------------------------------------
184525               08-20             66.00          184580              08-25             469.00
184526               08-22            900.00          184581              08-22           4,084.60
184527               08-21            664.29          184583 *            08-25             608.16
184528               08-25             55.19          184584              08-22           1,864.50
184529               08-19            667.64          184585              08-18             216.06
184530               08-19          1,138.97          184586              08-25             345.00
184531               08-25          1,004.75          184587              08-25           3,598.32
184532               08-18            204.84          184588              08-19             795.00
184533               08-20            135.42          184589              08-19              30.31
184534               08-20            640.62          184590              08-20             128.92
184535               08-21            806.87          184591              08-19             281.00
184536               08-18          2,222.28          184592              08-19             266.09
184537               08-22             48.95          184593              08-26           2,098.63
184538               08-28            108.47          184594              08-25             447.00
184539               08-20            681.61          184595              08-20             635.02
184540               08-18          4,159.55          184596              08-19           2,609.37
184542 *             08-20            184.37          184598 *            08-19             910.91
184543               08-21          1,012.00          184599              08-22              61.31
184544               08-25          1,126.78          184600              08-20           2,767.60
184546 *             08-22          4,023.00          184601              08-19             720.70
184547               08-21            480.83          184602              08-19             289.32
184548               08-21            686.39          184603              08-21           2,171.86
184549               08-21            160.60          184604              08-25             216.00
184550               08-21            781.14          184605              08-20              31.50
184551               08-21            299.00          184606              08-22             131.16
184552               08-26            184.25          184607              08-25           2,398.63
184553               08-21            471.68          184608              08-20             895.00
184555 *             08-19            142.16          184609              08-20           1,078.82
184556               08-20            260.00          184610              08-28           1,693.02
184557               08-19             91.66          184611              08-25           1,020.57
184558               08-20            200.00          184612              08-25          14,563.78
184560 *             08-21            103.82          184613              08-19         940,443.30
184561               08-20          4,310.01          184614              08-20           5,276.51
184562               08-20            295.00          184615              08-25           5,185.42
184563               08-20            295.00          184616              08-22           5,236.99
184564               08-19            295.00          184617              08-20          11,270.78
184565               08-20          1,145.83          184618              08-19          15,497.75
184566               08-20            490.62          184619              08-19           7,234.12
184567               08-18            992.65          184620              08-20           6,627.03
184568               08-20            426.49          184621              08-26          22,702.63
184569               08-20          4,330.87          184622              08-21          56,078.40
184570               08-19             99.58          184623              08-22           8,470.30
184571               08-20            131.40          184624              08-20          11,182.25
184572               08-19             13.00          184625              08-20          28,855.24
184573               08-20             60.11          184626              08-20          22,215.18
184574               08-22            136.50          184628 *            08-18          31,736.44
184575               08-20            230.00          184633 *            08-19          27,083.06
184576               08-25            125.00          184634              08-21           5,453.65
184577               08-19          1,406.24          184635              08-21           6,845.45
184578               08-21          3,000.00          184636              08-19          13,631.08
184579               08-22            702.00          184637              08-18          19,573.89



[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                 Page 5 of 15
August 31, 2003                                                                        0001-028588


Number              Date              Amount          Number              Date               Amount
--------------------------------------------          ---------------------------------------------
184638              08-19          60,758.27          184699              08-27             344.67
184639              08-19          11,426.65          184700              08-26           1,622.00
184640              08-22          15,815.41          184701              08-25              14.41
184641              08-20          10,725.00          184702              08-29              75.00
184642              08-19          30,937.50          184704 *            08-22          14,580.00
184643              08-22          29,250.00          184705              08-29           1,636.61
184644              08-20          34,304.00          184706              08-26             101.31
184645              08-22          31,229.00          184709 *            08-26             192.00
184646              08-27             13.00           184710              08-22             192.00
184649 *            08-22           1,544.87          184712 *            08-25              53.62
184651 *            08-27              22.50          184713              08-28             424.00
184652              08-20             127.51          184721 *            08-26             661.10
184653              08-22             237.35          184725 *            08-22           4,715.52
184654              08-27             193.91          184726              08-26           2,205.98
184655              08-25           1,390.00          184727              08-25             960.00
184657 *            08-27             690.70          184728              08-28           1,185.00
184660 *            08-26             507.95          184730 *            08-22          85,920.26
184661              08-25             828.72          184734 *            08-22           8,238.86
184662              08-29             755.83          184735              08-25              36.88
184663              08-20             534.77          184740 *            08-25             127.46
184664              08-25           3,255.00          184742 *            08-27             448.00
184665              08-25             182.84          184743              08-26             145.00
184666              08-20             148.80          184744              08-22             431.00
184667              08-20             150.00          184745              08-28              74.55
184668              08-21             644.00          184746              08-27              44.80
184669              08-25           4,015.83          184747              08-25             376.00
184670              08-21           1,286.40          184758 *            08-26             828.50
184671              08-25          10,190.09          184761 *            08-22              41.02
184673 *            08-27             100.69          184763 *            08-26              50.00
184674              08-25             122.89          184765 *            08-29             167.00
184675              08-22             362.83          184766              08-26             860.00
184676              08-25             812.07          184767              08-29             378.17
184677              08-28             416.67          184768              08-27             669.53
184678              08-29              74.50          184769              08-26             209.80
184679              08-25             483.85          184770              08-26             650.00
184680              08-22             241.56          184771              08-29           1,864.98
184681              08-26              35.00          184773 *            08-27             376.41
184682              08-25           1,900.00          184774              08-26             319.41
184683              08-26             138.00          184775              08-26             175.00
184684              08-26             255.39          184776              08-27             724.03
184685              08-21             529.43          184778 *            08-26             350.00
184686              08-29           1,720.00          184779              08-25             293.71
184689 *            08-25             120.15          184780              08-22             100.00
184690              08-25           1,530.00          184781              08-28             131.54
184691              08-25          17,714.15          184782              08-25              20.98
184692              08-21              13.00          184783              08-27             219.80
184694 *            08-22             230.00          184784              08-28             549.25
184695              08-21             720.12          184787 *            08-22             111.33
184696              08-28           4,543.20          184788              08-22             125.67
184697              08-26           4,073.49          184789              08-25             135.25
184698              08-25           1,455.00          184790              08-29              47.00



[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                 Page 6 of 15
August 31, 2003                                                                        0001-028588


Number              Date              Amount          Number              Date               Amount
--------------------------------------------          ---------------------------------------------
184791               08-25            230.00          184861              08-29             35.00
184794 *             08-26            389.61          184863 *            08-26          2,156.00
184795               08-26         22,664.82          184864              08-27          2,004.00
184800 *             08-29            351.61          184865              08-27             21.24
184801               08-25          2,422.90          184867 *            08-28            600.00
184804 *             08-28            538.85          184868              08-29            161.00
184806 *             08-27            305.40          184869              08-27            245.43
184807               08-27          3,122.40          184870              08-26            679.04
184808               08-27            496.89          184871              08-28             41.66
184810 *             08-26             45.00          184872              08-27            720.82
184811               08-28            960.00          184874 *            08-27          2,170.93
184812               08-28          1,016.61          184875              08-26             16.78
184814 *             08-27             94.63          184876              08-25          1,304.00
184816 *             08-26          1,810.42          184878 *            08-27            162.67
184817               08-28            258.51          184880 *            08-29            267.00
184818               08-29            951.50          184882 *            08-27          1,540.00
184820 *             08-26              5.21          184883              08-28            149.65
184821               08-28          1,695.30          184884              08-27            159.40
184822               08-26            731.21          184885              08-27          1,019.04
184823               08-27          1,032.60          184887 *            08-27          1,024.50
184824               08-26            359.05          184888              08-26             47.50
184825               08-27            188.85          184889              08-28            877.76
184826               08-27            343.00          184890              08-26            230.90
184828 *             08-25          1,200.00          184893 *            08-28          1,762.76
184829               08-26            340.63          184894              08-26             21.34
184830               08-27            167.96          184895              08-28          1,886.50
184831               08-25             35.98          184896              08-27          4,725.00
184832               08-27            214.60          184897              08-26            202.52
184833               08-25          1,279.42          184901 *            08-28          3,180.00
184834               08-26            312.50          184904 *            08-26            520.81
184835               08-26            133.85          184906 *            08-26              8.82
184836               08-27            144.79          184907              08-28            106.33
184838 *             08-26             29.95          184908              08-27             64.89
184839               08-26             98.96          184909              08-27          2,752.40
184840               08-25             39.36          184911 *            08-29          1,004.75
184841               08-26             64.62          184912              08-26            442.33
184842              08-26            103.13          184913              08-27          1,123.00
184843               08-29          2,175.58          184914              08-29          3,234.15
184844               08-29            403.00          184915              08-27          1,698.00
184845               08-29              9.75          184916              08-28             35.72
184846               08-27            326.75          184917              08-27             55.45
184847               08-26             80.63          184919 *            08-27          1,571.07
184848               08-26          3,041.83          184921 *            08-27          1,905.30
184850 *             08-28             28.10          184922              08-25             19.80
184853 *             08-27            225.50          184923              08-26             84.80
184854               08-29          1,093.75          184924              08-26            600.00
184855               08-28            514.60          184925              08-26            600.00
184857 *             08-27            235.18          184926              08-26          1,874.98
184858               08-27             54.49          184927              08-26            798.00
184859               08-27            860.52          184928              08-28          1,355.00
184860               08-26          4,205.24          184929              08-29          2,242.59



[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                 Page 7 of 15
August 31, 2003                                                                        0001-028588


Number              Date              Amount          Number              Date               Amount
--------------------------------------------          ---------------------------------------------
184930               08-26             96.87          185000              08-26            297.91
184933 *             08-27            170.04          185002 *            08-28            648.00
184934               08-27          2,613.04          185004 *            08-25            205.94
184935               08-26            216.94          185006 *            08-27          3,183.50
184936               08-27             14.58          185007              08-27            374.23
184939 *             08-28            243.20          185009 *            08-27            100.00
184941 *             08-28             37.32          185014 *            08-27         27,444.80
184942               08-28            111.51          185015              08-29          5,244.15
184945 *             08-26            167.05          185016              08-26         56,934.91
184947 *             08-26            229.16          185018 *            08-26         26,466.96
184950 *             08-27          1,734.38          185019              08-27          5,559.91
184951               08-26             25.62          185021 *            08-26         16,500.00
184952               08-29            193.10          185023 *            08-27          8,122.80
184953               08-28            375.00          185024              08-27         37,626.82
184955 *             08-27          1,588.34          185025              08-27         13,718.83
184956               08-28          1,595.00          185027 *            08-26         14,345.17
184957               08-26            568.29          185028              08-27         14,853.96
184958               08-27            981.24          185029              08-26         63,487.06
184959               08-26            297.90          185030              08-28         18,859.52
184961 *             08-26          3,678.75          185031              08-27          8,178.30
184962               08-25            284.37          185032              08-27         20,073.08
184963               08-26            239.77          185033              08-26         28,168.44
184964               08-28          1,330.21          185037 *            08-27         14,143.95
184965               08-29            378.45          185038              08-25         27,066.92
184966               08-28            320.69          185042 *            08-25          7,950.98
184967               08-27            215.26          185043              08-28          9,200.73
184968               08-27            353.76          185044              08-27          5,102.47
184969               08-27            381.18          185045              08-26          7,613.49
184970               08-29             20.16          185046              08-27         71,343.41
184971               08-26            556.71          185047              08-28          6,400.00
184972               08-27          3,393.32          185048              08-29         77,502.14
184974 *             08-26            792.00          185049              08-27          7,145.27
184975               08-28          1,824.48          185050              08-27         12,484.92
184976               08-28          3,033.65          185051              08-28          9,000.00
184977               08-28            540.00          185052              08-28          6,593.44
184978               08-29            490.00          185053              08-26         39,696.00
184979               08-27            585.00          185059 *            08-27            313.00
184980               08-27          4,266.01          185062 *            08-29          3,240.00
184981               08-29            471.10          185063              08-27          1,286.40
184982               08-27            909.16          185064              08-26         15,486.75
184983               08-26          3,762.15          185068 *            08-27            150.00
184984               08-27            954.00          185069              08-25          1,926.00
184985               08-26             11.41          185070              08-28              7.52
184986               08-26            481.00          185072 *            08-28            253.11
184989 *             08-26          1,231.25          185079 *            08-28            270.83
184991 *             08-28            135.28          185082 *            08-29            163.05
184992               08-27          2,087.86          185084 *            08-28         11,292.47
184994 *             08-26          2,645.45          185087 *            08-28         10,560.00
184996 *             08-27             63.94          185090 *            08-27          4,683.36
184997               08-26            213.93          185091              08-28          4,187.20
184999 *             08-26            266.50          185093 *            08-28          1,800.00


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                 Page 8 of 15
August 31, 2003                                                                        0001-028588


Number              Date              Amount          Number              Date              Amount
--------------------------------------------          --------------------------------------------
185096 *            08-29         568,924.54          185111              08-29           5,531.48
185099 *            08-29              36.99          185114 *            08-28             354.93
185100              08-29             455.52          185117 *            08-29             238.00
185101              08-28           1,550.00          185129 *            08-29             482.90
185104 *            08-27             382.21          185138 *            08-28             146.45
185106 *            08-28             114.23          185452 *            08-29             350.00
185110 *            08-29          10,300.00          *Skip in check sequence


DEBITS

Date            Description                                        Subtractions
-------------------------------------------------------------------------------
08-18           Outgoing Wire Trnsfr                                  35,011.08
                 BOH FUNDS TRANSFER 081803 030818001157701
                 DO 027562
-------------------------------------------------------------------------------
08-18           Outgoing Wire Trnsfr                                  11,000.00
                 BOH FUNDS TRANSFER 081803 030818001158701
                 00027563
-------------------------------------------------------------------------------
08-18           ACH Debit                                            302,788.63
                 BP WEST COAST PR EFT DEBIT 227440219014899
-------------------------------------------------------------------------------
08-18           Automatic Transfer                                     8,665.29
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014129
-------------------------------------------------------------------------------
08-18           Automatic Transfer                                    13,347.92
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014137
-------------------------------------------------------------------------------
08-18           Automatic Transfer                                 2,824,483.34
                 TRANSFER TO CAT GOV SEC FUND-S
                 00000000800963050
-------------------------------------------------------------------------------
08-18           Automatic Transfer                                     7,550.00
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001028677
-------------------------------------------------------------------------------
08-18           Automatic Transfer                                     5,484.93
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0080463693
-------------------------------------------------------------------------------
08-19           Outgoing Wire Trnsfr                                  11,669.20
                 BOH FUNDS TRANSFER 081903 030819000805701
                 DO 027622
-------------------------------------------------------------------------------
08-19           ACH Debit                                          2,736,471.99
                 HAWAIIAN AIR PAYROLL 030819 -SETT-B HAWNAIR
-------------------------------------------------------------------------------
08-19           Automatic Transfer                                    61,856.60
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014129
-------------------------------------------------------------------------------
08-19           Automatic Transfer                                     5,670.66
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014137
-------------------------------------------------------------------------------
08-19           Automatic Transfer                                     9,135.98
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001028677
-------------------------------------------------------------------------------
08-19           Automatic Transfer                                     3,760.64
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0080463693

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 9 of 15
August 31, 2003                                                     0001-028588

Date            Description                                        Subtractions
-------------------------------------------------------------------------------
O8-20           Outgoing Wire Trnsfr                                 426,000.00
                 BOH FUNDS TRANSFER 082003 030820001185701
                 DO 027710
-------------------------------------------------------------------------------
08-20           Outgoing Wire Trnsfr                                 308,455.33
                 BOH FUNDS TRANSFER 082003 030820001163701
                 DO 027706
-------------------------------------------------------------------------------
08-20           Outgoing Wire Trnsfr                                 298,070.00
                 BOH FUNDS TRANSFER 082003 030820001190701
                 IN 008108
-------------------------------------------------------------------------------
08-20           ACH Debit                                          1,216,265.46
                 HAWAIIAN AIRLINE TAX PMTS 030820 -SETT-BOH MAXUS
-------------------------------------------------------------------------------
08-20           Automatic Transfer                                    76,048.88
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014129
-------------------------------------------------------------------------------
08-20           Automatic Transfer                                     7,535.80
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014137
-------------------------------------------------------------------------------
08-20           Automatic Transfer                                 1,252,529.19
                 TRANSFER TO CAT GOV SEC FUND-S
                 00000000800963050
-------------------------------------------------------------------------------
08-20           Automatic Transfer                                    33,333.12
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001028677
-------------------------------------------------------------------------------
08-20           Automatic Transfer                                     1,426.44
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0080463693
-------------------------------------------------------------------------------
08-21           Outgoing Wire Trnsfr                                 828,282.92
                 BOH FUNDS TRANSFER 082103 030821001139701
                 DO 027766
-------------------------------------------------------------------------------
08-21           Outgoing Wire Trnsfr                                 234,417.66
                 BOH FUNDS TRANSFER 082103 030821000973701
                 DO 027749
-------------------------------------------------------------------------------
08-21           Outgoing Wire Trnsfr                                 162,944.30
                 BOH FUNDS TRANSFER 082103 030821000966701
                 DO 027748
-------------------------------------------------------------------------------
08-21           Outgoing Wire Trnsfr                                 57,000.00
                 BOH FUNDS TRANSFER 082103 030821000964701
                 DO 027746
-------------------------------------------------------------------------------
08-21           Outgoing Wire Trnsfr                                 30,400.00
                 BOH FUNDS TRANSFER 082103 030821000974701
                 DO 027750
-------------------------------------------------------------------------------
08-21           Outgoing Wire Trnsfr                                  26,482.26
                 BOH FUNDS TRANSFER 082103 030821000965701
                 DO 027747
-------------------------------------------------------------------------------
08-21           ACH Debit                                             18,255.89
                 BP WEST COAST PR EFT DEBIT 232440719015699
-------------------------------------------------------------------------------
08-21           ACH Debit                                             14,171.69
                 EMPLOYMENT DEVEL EDD EFTPMT 082003 TXP*08817066*01100 *030820*T*227705*T*1189464*T*1417169\
-------------------------------------------------------------------------------
08-21           ACH Debit                                              2,800.00
                 BBC ACCT XFER TRANSFER

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 10 of 15
August 31, 2003                                                     0001-028588

Date            Description                                        Subtractions
-------------------------------------------------------------------------------
08-21           Automatic Transfer                                   134,093.56
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014129
-------------------------------------------------------------------------------
08-21           Automatic Transfer                                     9,458.91
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014137
-------------------------------------------------------------------------------
08-21           Automatic Transfer                                    55,253.24
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001028677
-------------------------------------------------------------------------------
08-21           Automatic Transfer                                       478.39
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0080463693
-------------------------------------------------------------------------------
08-22           Debit Memo                                                22.24
-------------------------------------------------------------------------------
08-22           Outgoing Wire Trnsfr                                 375,000.00
                 BOH FUNDS TRANSFER 082203 030822000440701
                 DO 027801
-------------------------------------------------------------------------------
08-22           Outgoing Wire Trnsfr                                 250,000.00
                 BOH FUNDS TRANSFER 082203 030822000442701
                 DO 027803
-------------------------------------------------------------------------------
08-22           Outgoing Wire Trnsfr                                 105,008.38
                 BOH FUNDS TRANSFER 082203 030822000444701
                 DO 027804
-------------------------------------------------------------------------------
08-22           Outgoing Wire Trnsfr                                  21,829.22
                 BOH FUNDS TRANSFER 082203 030822000441701
                 DO 027802
-------------------------------------------------------------------------------
08-22           ACH Debit                                            290,437.59
                 BP WEST COAST PR EFT DEBIT 233440819016299
-------------------------------------------------------------------------------
08-22           Automatic Transfer                                   131,895.12
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014129
-------------------------------------------------------------------------------
08-22           Automatic Transfer                                     5,492.64
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014137
-------------------------------------------------------------------------------
08-22           Automatic Transfer                                     1,925.00
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001028677
-------------------------------------------------------------------------------
08-22           Automatic Transfer                                     1,106.34
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0080463693
-------------------------------------------------------------------------------
08-25           Outgoing Wire Trnsfr                                   6,383.43
                 BOH FUNDS TRANSFER 082503 030825001944701
                 10844685
-------------------------------------------------------------------------------
08-25           Outgoing Wire Trnsfr                                   2,052.93
                 80H FUNDS TRANSFER 082503 030825001931701
                 10844686
-------------------------------------------------------------------------------
08-25           Debit Memo                                             1,628.70
-------------------------------------------------------------------------------
08-25           Outgoing Wire Trnsfr                                 353,141.33
                 BOH FUNDS TRANSFER 082503 030825000858701
                 DO 027877

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 11 of 15
August 31, 2003                                                     0001-028588

Date            Description                                        Subtractions
-------------------------------------------------------------------------------
08-25           Outgoing Wire Trnsfr                                   4,600.00
                 BOH FUNDS TRANSFER 082503 030825000860701
                 DO 027878
-------------------------------------------------------------------------------
08-25           Outgoing Wire Trnsfr                                   2,571.00
                 BOH FUNDS TRANSFER 082503 030825001500701
                 DO 027908
-------------------------------------------------------------------------------
08-25           ACH Debit                                          1,166,913.34
                 HAWAIIAN AIRLINE TAX PMTS 030825 -SETT-BOH MAXUS
-------------------------------------------------------------------------------
08-25           ACH Debit                                             55,940.08
                 BP WEST COAST PR EFT DEBIT 234441019016399
-------------------------------------------------------------------------------
08-25           Automatic Transfer                                    95,443.50
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014129
-------------------------------------------------------------------------------
08-25           Automatic Transfer                                     1,874.86
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014137
-------------------------------------------------------------------------------
08-25           Automatic Transfer                                     2,347.56
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001028677
-------------------------------------------------------------------------------
08-25           Automatic Transfer                                       594.77
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0080463693
-------------------------------------------------------------------------------
08-26           Outgoing Wire Trnsfr                                 893,835.95
                 BOH FUNDS TRANSFER 082603 030826001258701
                 DO 027944
-------------------------------------------------------------------------------
08-26           Outgoing Wire Trnsfr                                 302,392.12
                 BOH FUNDS TRANSFER 082603 030826001262701
                 DO 027945
-------------------------------------------------------------------------------
08-26           Outgoing Wire Trnsfr                                  63,523.65
                 BOH FUNDS TRANSFER 082603 030826001253701
                 DO 027942
-------------------------------------------------------------------------------
08-26           Outgoing Wire Trnsfr                                  25,016.00
                 BOH FUNDS TRANSFER 082603 030826001256701
                 DO 027943
-------------------------------------------------------------------------------
08-26           ACH Debit                                                 40.00
                 Intl Banking Dep TRADE_SVCS 082603 ISB S081730-RNWOO1
                 LETTER OF CREDIT
-------------------------------------------------------------------------------
08-26           ACH Debit                                                 40.00
                 Intl Banking Dep TRADE_SVCS 082603 ISB S081729-RNWOO1
                 LETTER OF CREDIT
-------------------------------------------------------------------------------
08-26           ACH Debit                                                 40.00
                 Intl Banking Dep TRADE_SVCS 082603 ISB S081730-RNW001
                 LETTER OF CREDIT
-------------------------------------------------------------------------------
08-26           Automatic Transfer                                    54,076.99
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014129
-------------------------------------------------------------------------------
08-26           Automatic Transfer                                     2,547.63
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014137

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 12 of 15
August 31, 2003                                                     0001-028588

Date            Description                                        Subtractions
-------------------------------------------------------------------------------
08-26           Automatic Transfer                                 1,318,190.39
                 TRANSFER TO CAT GOV SEC FUND-S
                 00000000800963050
-------------------------------------------------------------------------------
08-26           Automatic Transfer                                    20,575.00
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001028677
-------------------------------------------------------------------------------
08-26           Automatic Transfer                                     2,572.80
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0080463693
-------------------------------------------------------------------------------
08-27           Outgoing Wire Trnsfr                                 250,000.00
                 BOH FUNDS TRANSFER 082703 030827001096701
                 DO 027974
-------------------------------------------------------------------------------
08-27           Outgoing Wire Trnsfr                                   4,749.70
                 BOH FUNDS TRANSFER 082703 030827001097701
                 DO 027975
-------------------------------------------------------------------------------
08-27           Outgoing Wire Trnsfr                                   4,171.97
                 BOH FUNDS TRANSFER 082703 030827001103701
                 DO 027977
-------------------------------------------------------------------------------
08-27           Outgoing Wire Trnsfr                                   3,361.68
                 BOH FUNDS TRANSFER 082703 030827001100701
                 DO 027976
-------------------------------------------------------------------------------
08-27           Automatic Transfer                                    27,140.43
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014129
-------------------------------------------------------------------------------
08-27           Automatic Transfer                                       819.21
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014137
-------------------------------------------------------------------------------
08-27           Automatic Transfer                                 2,584,083.22
                 TRANSFER TO CAT GOV SEC FUND-S
                 00000000800963050
-------------------------------------------------------------------------------
08-27           Automatic Transfer                                     1,030.00
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001028677
-------------------------------------------------------------------------------
08-27           Automatic Transfer                                     2,462.45
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0080463693
-------------------------------------------------------------------------------
08-28           Outgoing Wire Trnsfr                                     717.00
                 BOH FUNDS TRANSFER 082803 030828001700701
                 10812871
-------------------------------------------------------------------------------
08-28           Outgoing Wire Trnsfr                                 529,711.99
                 BOH FUNDS TRANSFER 082803 030828001108701
                 DO 028050
-------------------------------------------------------------------------------
08-28           Outgoing Wire Trnsfr                                  30,500.00
                 BOH FUNDS TRANSFER 082803 030828001113701
                 DO 028051
-------------------------------------------------------------------------------
08-28           Outgoing Wire Trnsfr                                   8,358.00
                 BOH FUNDS TRANSFER 082803 030828001117701
                 DO 028052
-------------------------------------------------------------------------------
08-28           ACH Debit                                            275,779.71
                 HAWAIIAN AIRLINE TAX PMTS 030828 -SETT-BOH MAXUS

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 13 of 15
August 31, 2003                                                     0001-028588

Date            Description                                        Subtractions
-------------------------------------------------------------------------------
08-28           ACH Debit                                             65,332.84
                 BP WEST COAST PR EFT DEBIT 239441584011799
-------------------------------------------------------------------------------
08-28           ACH Debit                                              2,601.65
                 Intl Banking Dep TRADE_SVCS 082803 IS8 S081727-PST001
                 LETTER OF CREDIT
-------------------------------------------------------------------------------
08-28           Automatic Transfer                                    12,852.63
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014129
-------------------------------------------------------------------------------
08-28           Automatic Transfer                                     2,075.65
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014137
-------------------------------------------------------------------------------
08-28           Automatic Transfer                                   439,207.32
                 TRANSFER TO CAT GOV SEC FUND-S
                 00000000800963050
-------------------------------------------------------------------------------
08-28           Automatic Transfer                                     6,047.35
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0080463693
-------------------------------------------------------------------------------
08-29           Debit Memo                                                 5.75
-------------------------------------------------------------------------------
08-29           Outgoing Wire Trnsfr                                 489,000.00
                 BOH FUNDS TRANSFER 082903 030829000918701
                 DO 028082
-------------------------------------------------------------------------------
08-29           Outgoing Wire Trnsfr                                 372,978.55
                 BOH FUNDS TRANSFER 082903 030829000593701
                 DO 028072
-------------------------------------------------------------------------------
08-29           Outgoing Wire Trnsfr                                 259,000.00
                 BOH FUNDS TRANSFER 082903 030829000924701
                 DO 028084
-------------------------------------------------------------------------------
08-29           Outgoing Wire Trnsfr                                 229,206.65
                 BOH FUNDS TRANSFER 082903 030829000930701
                 DO 08085
-------------------------------------------------------------------------------
08-29           Outgoing Wire Trnsfr                                 105,008.38
                 BOH FUNDS TRANSFER 082903 030829000932701
                 DO 028086
-------------------------------------------------------------------------------
08-29           Outgoing Wire Trnsfr                                  29,323.42
                 BOH FUNDS TRANSFER 082903 030829000922701
                 DO 028083
-------------------------------------------------------------------------------
08-29           ACH Debit                                             75,753.26
                 BP WEST COAST PR EFT DEBIT 240441319014799
-------------------------------------------------------------------------------
08-29           Automatic Transfer                                     8,119.15
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014129
-------------------------------------------------------------------------------
08-29           Automatic Transfer                                       477.40
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001014137
-------------------------------------------------------------------------------
08-29           Automatic Transfer                                 9,914,905.22
                 TRANSFER TO CAT GOV SEC FUND-S
                 00000000800963050
-------------------------------------------------------------------------------
08-29           Automatic Transfer                                     1,900.98
                 TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                 0001028677

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 14 of 15
August 31, 2003                                                     0001-028588

Date            Description                                        Subtractions
-------------------------------------------------------------------------------
08-29           Automatic Transfer                                       717.42
                TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                0080463693

CREDITS

Date            Description                                          Additions
-------------------------------------------------------------------------------
08-18           Automatic Transfer                                 5,989,065.04
                 TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                 0001042424
-------------------------------------------------------------------------------
08-19           Automatic Transfer                                 3,205,510.38
                 TRANSFER FROM CAT GOV SEC FUND-S
                 00000000800963050
-------------------------------------------------------------------------------
08-19           Automatic Transfer                                 1,093,588.19
                 TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                 0001042424
-------------------------------------------------------------------------------
08-20           Automatic Transfer                                 3,175,830.28
                 TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                 0001042424
-------------------------------------------------------------------------------
08-21           Automatic Transfer                                   347,686.54
                 TRANSFER FROM CAT GOV SEC FUND-S
                 00000000800963050
-------------------------------------------------------------------------------
08-21           Automatic Transfer                                 1,135,533.87
                 TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                 0001042424
-------------------------------------------------------------------------------
08-22           Automatic Transfer                                   448,604.26
                 TRANSFER FROM CAT GOV SEC FUND-S
                 00000000800963050
-------------------------------------------------------------------------------
08-22           Automatic Transfer                                 1,021,364.21
                 TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                 0001042424
-------------------------------------------------------------------------------
08-25           Automatic Transfer                                    55,467.80
                 TRANSFER FROM CAT GOV SEC FUND-S
                 00000000800963050
-------------------------------------------------------------------------------
08-25           Automatic Transfer                                 2,392,100.28
                 TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                 0001042424
-------------------------------------------------------------------------------
08-26           Automatic Transfer                                 3,200,130.36
                 TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                 0001042424
-------------------------------------------------------------------------------
08-26           Credit Memo                                               20.00
-------------------------------------------------------------------------------
08-27           Automatic Transfer                                 3,053,480.30
                 TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                 0001042424
-------------------------------------------------------------------------------
08-28           Automatic Transfer                                 1,074,667.74
                 TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                 0001042424
-------------------------------------------------------------------------------
08-29           Automatic Transfer                                12,323,080.69
                 TRANSFER FROM JEPOS7 SYSTEM ACCOUNT
                 0001042424
-------------------------------------------------------------------------------
08-29           Credit Memo                                              255.49

[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 15 of 15
August 31, 2003                                                     0001-028588

DAILY BALANCES

Date            Amount       Date            Amount      Date         Amount
----------------------      ---------------------------- ----------------------
08-15     2,643,297.00      08-21      2,433,055.00      08-27     2,964,049.00
----------------------      --------------------------- -----------------------
08-18     3,350,681.17      08-22      2,491,446.00      08-28     2,541,741.00
----------------------      --------------------------- -----------------------
08-19     3,290,736.00      08-25      3,048,633.00      08-29     2,680,768.00
----------------------      --------------------------- -----------------------
08-20     2,643,010.00      08-26      3,108,510.00
----------------------      ---------------------------